PROSPECTUS                                                                                              MAY 1, 2004

                                                  AMERICAN SKANDIA TRUST
                                      One Corporate Drive, Shelton, Connecticut 06484
---------------------------------------------------------------------------------------------------------------------------
American  Skandia  Trust  (the  "Trust")  is an  investment  company  made  up of  the  following  37  separate  portfolios
("Portfolios"), 17 of which are offered through this prospectus:

AST William Blair International Growth Portfolio
AST State Street Research Small-Cap Growth Portfolio
AST DeAM Small-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Gabelli Small-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST MFS Growth Portfolio
AST Marsico Capital Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST Cohen & Steers Realty Portfolio
AST American Century Income & Growth Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable annuity  contracts  and  variable  life  insurance  policies.  Shares  of the Trust may also be sold  directly  to  certain tax-deferred  retirement  plans.  Each variable  annuity  contract and variable  life  insurance  policy  involves fees and expenses not described in this  Prospectus.  Please read the Prospectus for the variable  annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the  Securities and Exchange  Commission  permitting its Investment  Managers,  subject to approval by its Board of  Trustees,  to change  sub-advisors  of each  Portfolio  without  shareholder  approval.  For more information, please see this Prospectus under "Management of the Trust."

                                                     TABLE OF CONTENTS
                                                     -----------------

Caption                                                                                                                         Page
-------                                                                                                                         ----

                                                    Risk/Return Summary

         American  Skandia Trust (the  "Trust") is comprised of  thirty-seven  investment  portfolios  (the  "Portfolios"), seventeen  of which are  offered  through  this  Prospectus.  The  Portfolios  are  designed  to  provide  a wide  range of investment  options.  Each  Portfolio  has its own  investment  goal and style (and,  as a result,  its own level of risk).
Some of the  Portfolios  offer  potential  for high returns  with  correspondingly  higher risk,  while others offer stable returns  with  relatively  less risk.  It is possible to lose money when  investing  even in the most  conservative  of the
Portfolios.  Investments in the  Portfolios are not bank deposits and are not insured or guaranteed by the Federal  Deposit
Insurance Corporation or any other government agency.

         It is not  possible to provide an exact  measure of the risk to which a Portfolio  is subject,  and a  Portfolio's risk will vary based on the securities that it holds at a given time.  Nonetheless,  based on each  Portfolio's  investment style and the risks  typically  associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject.  The following  discussion  highlights the investment  strategies and risks of each Portfolio.
Additional  information  about each  Portfolio's  potential  investments and its risks is included in this Prospectus under
"Investment Objectives and Policies."

International Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

William Blair                 Long-term capital growth       The Portfolio invests primarily in equity securities of
International Growth                                         foreign companies.

Principal Investment Strategies:
-------------------------------

The AST William Blair International  Growth Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in  securities  of issuers that are  economically  tied to  countries  other than the United  States.  Equity securities  include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or preferred  stocks.  The Portfolio has the flexibility to invest on a worldwide basis in companies and  organizations  of any size,  regardless of country of organization or place of principal  business  activity.  The Portfolio normally invests primarily in securities  of issuers from at least five  different  countries,  excluding  the United  States.  Although the
Portfolio  intends to invest  substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio  invests  primarily in companies  selected for their growth  potential.  The  Sub-advisor  generally  takes a
"bottom up"  approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify individual  companies  with earnings  growth  potential  that may not be  recognized by the market at large,  regardless of where the companies are organized or where they primarily  conduct  business.  Although themes may emerge in the Portfolio, securities  are  generally  selected  without  regard to any defined  allocation  among  countries,  geographic  regions or industry sectors, or other similar selection procedure.

Principal Risks:
---------------

o........The  Portfolio  is an equity fund,  and the primary  risk is that the value of the stocks they hold will  decline.
     Stocks can decline for many reasons,  including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.  Accordingly, loss of money is a risk of investing in the Portfolio.

o        The level of risk of the  Portfolio  will  generally  be higher than the level of risk  associated  with  domestic equity funds.  Foreign  investments  involve risks such as  fluctuations in currency  exchange rates,  less liquid and more volatile securities markets,  unstable political and economic  structures,  reduced  availability of information, and lack of uniform financial reporting and regulatory  practices such as those that apply to U.S. issuers.  While the
     Portfolio will not invest primarily in companies located in developing countries,  it may invest in those companies to some degree, and the risks of foreign investment may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                     Investment Goal:              Primary Investments:
---------                      ---------------               -------------------

State Street Research          Capital growth                The Portfolio invests primarily in common stocks of small
Small-Cap Growth                                             capitalization companies.

DeAM Small-Cap Growth          Maximum capital growth        The Portfolio invests primarily in equity securities of small capitalization companies included in the Russell 2000(R)Growth
                                                             Index.

Goldman Sachs Small-Cap        Long-term capital growth      The Portfolio invests primarily in equity securities of small
Value                                                        capitalization companies that are believed to be undervalued.

Gabelli Small-Cap Value        Long-term capital growth      The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

Goldman Sachs Mid-Cap Growth   Long-term capital growth      The Portfolio invests primarily in equity securities of
                                                             medium-sized companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Growth                                                       capitalization companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies.

Alger All-Cap Growth           Long-term capital growth      The Portfolio invests primarily in common and preferred
                                                             stocks.

MFS Growth                     Long-term capital growth      The Portfolio invests primarily in common stocks and related
                               and future income             securities.

Marsico Capital Growth         Capital growth                The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks.

Goldman Sachs Concentrated     Capital growth                The Portfolio invests primarily in equity securities.
Growth

Hotchkis & Wiley Large-Cap     Current income and            The Portfolio invests at least 80% of its net assets plus
Value                          long-term growth of           borrowings for investment purposes in common stocks of large
                               income, as well as            cap U.S. companies.
                               capital appreciation

Principal Investment Strategies:
-------------------------------

The AST State Street Research Small-Cap Growth Portfolio  (formerly,  the AST PBHG Small-Cap Growth Portfolio) will invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  For purposes of the Portfolio,  small-sized companies are those that have market  capitalizations  similar to the market capitalizations of the companies in the Russell  2000(R)Growth Index at the time of the  Portfolio's  investment.  The  Sub-advisor  expects to focus primarily on those  securities whose market  capitalizations  or annual revenues are less than $1 billion at the time of purchase.  The size of the  companies in the Russell  2000(R)Growth Index and those on which the  Sub-advisor  intends to focus the  Portfolio's  investments  will change with  market  conditions.  As of December  31,  2003,  the average  market capitalization  of the companies in the Russell  2000(R)Growth Index was $579 million and the median  market  capitalization was $461  million.  The size of the  companies in the Russell  2000(R)Growth Index will change with market  conditions.  The
Sub-Advisor  uses its own fundamental  research,  computer models and proprietary  measures of growth in determining  which stocks to select for the Portfolio.  The  Sub-Advisor's  investment  strategy seeks to identify  stocks of companies  which have strong  business  momentum,  earnings  growth,  superior  management  teams as well as stocks of those companies whose earnings  growth  potential  may not be  currently  recognized  by the  market  and  whose  stock may be  considered  to be underpriced using various financial measurements employed by the Sub-advisor, such as price-to-earnings ratios.

The AST DeAM Small-Cap Growth Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The Portfolio pursues its investment  objective by primarily  investing in the equity securities of small-sized  companies  included in the Russell 2000(R)Growth Index.  Equity securities  include common stocks and  securities  convertible  into or  exchangeable  for common  stocks,  including  warrants and rights.  The  Sub-advisor employs an investment  strategy that seeks to maintain a portfolio of equity securities which  approximates the market risk of those stocks  included in the Russell 2000(R)Growth Index,  but which  outperforms the Russell 2000(R)Growth Index through active stock selection.  The Russell 2000(R)Growth Index is a market  capitalization  index that measures the performance of small-sized  companies with above average growth prospects.  As of December 31, 2003, the average market  capitalization of the  companies in the Russell 2000(R)Growth Index was $579 million and the median  market  capitalization  was $461 million.
The size of the  companies  in the Russell  2000(R)Growth Index will change with market  conditions.  The targeted  tracking error of this  Portfolio is 4% with a standard  deviation of +/- 4%. It is possible that the  deviation may be higher.  For purposes of this  Portfolio,  the  strategy of  attempting  to  correlate  a stock  portfolio's  market risk with that of a particular  index,  in this case the Russell 2000(R)Growth Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers a number of factors in  determining  whether to invest in a growth  stock,  including  earnings growth rate,  analysts' estimates of future earnings and  industry-relative  price multiples.  Other factors are net income growth  versus cash flow  growth as well as  earnings  and price  momentum.  In the  selection  of  investments,  long-term capital  appreciation will take precedence over short range market  fluctuations.  However,  the Portfolio may occasionally make investments for short-term capital  appreciation.  The Sub-advisor  generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST  Goldman  Sachs  Small-Cap  Value  Portfolio  will  seek its  objective  through  investments  primarily  in equity securities  of small  capitalization  companies  that are believed to be  undervalued  in the  marketplace.  Typically,  in
choosing  stocks,  the  Sub-advisor  looks  for  companies  using  the  Sub-advisor's  value  investment  philosophy.   The
Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders;

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

The Portfolio  will invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization companies.  The 80% investment  requirement  applies at the time the Portfolio invests its assets. The Portfolio  generally defines small  capitalization  stocks as stocks of companies  with a  capitalization  of $4 billion or less.  The Portfolio may invest up to 25% of its assets in foreign securities.

The stocks in which the Portfolio  generally  invests are those which,  in the  Sub-advisor's  judgment,  are selling below their intrinsic value and at prices that do not adequately  reflect their long-term  business  potential.  Selected smaller stocks  may be  undervalued  because  they are  often  overlooked  by many  investors,  or  because  the  public  is overly pessimistic  about a company's  prospects.  Accordingly,  their  prices can rise  either as a result of  improved  business fundamentals,  particularly  when earnings grow faster than general  expectations,  or as more  investors come to recognize the  company's  underlying  potential.  The price of shares in  relation  to book  value,  sales,  asset  value,  earnings, dividends and cash flow, both historical and prospective,  are key determinants in the security  selection  process.  These criteria  are not rigid,  and other  stocks may be included  in the  Portfolio  if they are  expected to help it attain its objective.

The AST Gabelli  Small-Cap  Value  Portfolio  will  invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The Portfolio  generally defines small  capitalization  companies as companies with a  capitalization  of $1.5 billion or less.  Reflecting a value  approach to investing,  the  Portfolio  will seek the stocks of companies whose current stock prices do not appear to adequately  reflect their  underlying  value as measured by assets,  earnings,  cash flow or business  franchises.  The  Sub-advisor's  research team seeks to identify  companies that appear to be undervalued by various  measures,  and may be  temporarily  out of favor,  but have good prospects for capital appreciation.  In selecting investments, the Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or total capitalization/cash ratios relative to the company's peers;

         (2) Low stock price relative to a company's underlying asset values;

         (3) A sound balance sheet and other positive financial characteristics.

The  Sub-advisor  then  determines  whether  there is an  emerging  catalyst  that will  focus  investor  attention  on the underlying  assets of the company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through  restructuring  or other means.  The  Portfolio  may sell  securities  for a variety of reasons,  such as to secure gains,  limit  losses or re-deploy  assets into more  promising  opportunities.  The  Portfolio  will not sell a stock just because  the company  has grown to a market  capitalization  of more than $1.5  billion,  and it may on  occasion  purchase companies with a market cap of more than $1.5 billion.

The AST Goldman Sachs Mid-Cap Growth Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  The Fund pursues its  objective by investing  primarily in equity  securities selected for their growth potential.  Equity securities  include common stocks,  preferred stocks,  warrants and securities convertible  into or exchangeable for common or preferred  stocks.  For purposes of the Portfolio,  medium-sized  companies are those whose  market  capitalizations  (measured  at the time of  investment)  fall within the range of companies in the
Standard & Poor's MidCap 400(R)Index.  As of December 31, 2003,  the average market  capitalization  of the companies in the
Standard & Poor's  MidCap 400(R)Index $3.3 billion and the median  market  capitalization  was $2 billion.  The  Sub-advisor generally takes a "bottom up" approach to choosing  investments for the Portfolio.  In other words,  the Sub-advisor  seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large.  The
Sub-advisor  makes this  assessment by looking at companies one at a time,  regardless  of size,  country of  organization, place of principal business activity, or other similar selection criteria.

The AST Neuberger Berman Mid-Cap Growth Portfolio will invest, under normal  circumstances,  at least 80% of its net assets in common stocks of mid-capitalization  companies.  For purposes of the Portfolio, a mid-capitalization  company is defined as a company  whose  market  capitalization  is within the range of market  capitalizations  of  companies  in the  Russell
Midcap(R)Index.  As of December 31, 2003, the average market  capitalization  of the companies in the Russell  Midcap(R)Index
$4.28 billion and the median market  capitalization  was $3.3 billion.  The Portfolio  seeks to reduce risk by diversifying among many companies, industries and sectors.

The Sub-advisor  employs a disciplined  investment  strategy when selecting growth stocks.  Using fundamental  research and quantitative  analysis,  the Sub-advisor looks for fast-growing  companies with above average sales and competitive returns on equity  relative to their peers.  In doing so, the Sub-advisor  analyzes such factors as:  financial  condition (such as debt to equity ratio);  market share and  competitive  leadership of the company's  products;  earnings  growth relative to competitors;  and market  valuation  in  comparison  to a stock's  own  historical  norms and the  stocks of other  mid-cap companies.

The Sub-advisor  follows a disciplined  selling  strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The AST Neuberger  Berman Mid-Cap Value  Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  Companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of investment  are  considered  mid-cap  companies for purposes of the Portfolio.
As of December 31, 2003,  the average  market  capitalization  of the companies in the Russell  MidCap(R)Index $4.28 billion and the median market  capitalization  was $3.3 billion.  Some of the Portfolio's  assets may be invested in the securities of large-cap  companies as well as in small-cap  companies.  The Portfolio seeks to reduce risk by diversifying  among many companies and industries.

Under the Portfolio's  value-oriented  investment  approach,  the Sub-advisor looks for well-managed  companies whose stock prices are undervalued and that may rise in price when other  investors  realize their worth.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  such as a low  price-to-earnings  ratio,  consistent cash flow,  and a sound  track  record  through  all  phases  of the  market  cycle.  The  Sub-advisor  may also  look for other characteristics  in a company,  such as a strong position  relative to  competitors,  a high level of stock ownership among management,  or a recent sharp decline in stock price that appears to be the result of a short-term market  overreaction to negative news.

The Sub-advisor  generally  considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger All-Cap Growth Portfolio invests  primarily in equity  securities,  such as common or preferred stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities of companies of all sizes,  and may emphasize  either larger or smaller  companies at a given time based on the  Sub-advisor's assessment of particular companies and market conditions.

The Portfolio  invests  primarily in growth stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

o        High Unit Volume Growth  Companies.  These are vital creative  companies that offer goods or services to a rapidly expanding  marketplace.  They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o        Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is expected to produce  advantageous  results.  These  changes  may  be as  varied  as  new  management,  products  or  technologies, restructurings or reorganizations, or mergers and acquisitions.

The AST MFS Growth  Portfolio  invests,  under normal  circumstances,  at least 80% of its net assets in common  stocks and related  securities,  such as preferred  stocks,  convertible  securities  and depositary  receipts,  of companies that the
Sub-advisor  believes offer better than average  prospects for long-term  growth.  The  Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the  Portfolio.  This means that  securities  are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The AST Marsico  Capital  Growth  Portfolio  will  pursue its  objective  by  investing  primarily  in common  stocks.  The
Sub-advisor  expects  that the majority of the  Portfolio's  assets will be invested in the common  stocks of larger,  more established companies.

In selecting  investments for the Portfolio,  the Sub-advisor  uses an approach that combines "top down" economic  analysis with  "bottom up" stock  selection.  The  "top-down"  approach  takes into  consideration  such  macro-economic  factors as
interest  rates,  inflation,  the  regulatory  environment,   and  the  global  competitive  landscape.  In  addition,  the
Sub-advisor also examines such factors as the most attractive  global  investment  opportunities,  industry  consolidation, and the  sustainability of economic trends. As a result of this "top down" analysis,  the Sub-advisor  identifies  sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

The  Sub-advisor  then looks for  individual  companies  with earnings  growth  potential that may not be recognized by the market at large.  In  determining  whether  a  particular  company  may be a  suitable  investment  by the  Portfolio,  the
Sub-advisor  focuses on a number of different  attributes,  including the company's specific market expertise or dominance, its franchise  durability and pricing power,  solid  fundamentals  (e.g.,  a strong  balance  sheet,  improving  returns on equity,  and the ability to generate free cash flow , apparent use of conservative  accounting  standards,  and transparent financial  disclosure),  strong and ethical  management,  apparent  commitment  to  shareholder  interests  and  reasonable valuations in the context of projected growth rates.  This is called bottom-up stock selection.

The AST  Goldman  Sachs  Concentrated  Growth  Portfolio  will  pursue  its  objective  by  investing  primarily  in equity securities.  Equities  securities  include common stocks,  preferred  stocks,  warrants and securities  convertible into or exchangeable  for  common or  preferred  stocks.  Investments  will be in  companies  that the  Sub-advisor  believes  have potential to achieve capital  appreciation over the long-term.  The Portfolio seeks to achieve its investment  objective by investing,  under normal  circumstances,  in  approximately  30-45  companies that are considered by the  Sub-adviser to be positioned for long-term growth.

The AST Hotchkis & Wiley  Large-Cap  Value  Portfolio  seeks to achieve its  objective by investing at least 80% of its net assets plus borrowings for investment  purposes in common stocks of large cap U.S.  companies.  The  Sub-advisor  considers large  cap  companies  to be those  with  market  capitalizations  like  those  found in the  Russell  1000  Index.  Market capitalization  range of the Index  changes  constantly,  but as of June 30, 2003,  the range was from $1.2 billion to $287 billion.  Market  capitalization is measured at the time of initial  purchase.  Some of these securities may be acquired in
IPOs.  Normally,  the  Portfolio  invests at least 80% of its net assets in stocks that have a high cash dividend or payout yield relative to the market.  Payout yield is defined as dividend yield plus net share repurchases.

Principal Risks:
---------------

o        All of the capital  growth  portfolios  are equity  funds,  and the primary  risk of each is that the value of the stocks they hold will  decline.  Stocks can decline for many  reasons,  including  reasons  related to the  particular company,  the  industry  of  which  it is a  part,  or  the  securities  markets  generally.  These  declines  can  be substantial.  Accordingly, loss of money is a risk of investing in each of these Portfolios.

o        The risk to which the capital growth  portfolios are subject depends in part on the size of the companies in which the  particular  portfolio  invests.  Securities  of smaller  companies  tend to be subject to more abrupt and erratic price movements than securities of larger companies,  in part because they may have limited product lines, markets, or financial  resources.  Market  capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify companies based on size.  Therefore,  the AST State Street Research Small-Cap Growth Portfolio,
     the AST DeAM  Small-Cap  Growth  Portfolio,  the AST Goldman  Sachs  Small-Cap  Value  Portfolio,  and the AST Gabelli
     Small-Cap  Value  Portfolio can be expected to be subject to the highest  degree of risk relative to the other capital growth funds.  The AST Goldman Sachs Mid-Cap Growth  Portfolio,  the AST Neuberger Berman Mid-Cap Growth Portfolio and
     the AST  Neuberger  Berman  Mid-Cap Value  Portfolio can be expected to be subject to somewhat less risk,  and AST MFS
     Growth Portfolio,  the AST Marsico Capital Growth Portfolio,  the AST Goldman Sachs Concentrated Growth Portfolio, and
     the AST  Hotchkis & Wiley  Large-Cap  Value  Portfolio  to somewhat  less risk than the mid-cap  funds.  The AST Alger
     All-Cap  Growth  Portfolio may invest in equity  securities of companies  without  regard to  capitalization,  and may include large and small companies at the same time.

o        The AST State Street  Research  Small-Cap  Growth  Portfolio,  the AST DeAM Small-Cap  Growth  Portfolio,  the AST
     Goldman Sachs Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap  Growth  Portfolio,  the AST Alger All-Cap
     Growth Portfolio,  the AST MFS Growth Portfolio,  the AST Marsico Capital Growth Portfolio,  and the AST Goldman Sachs
     Concentrated  Growth  Portfolio  take a growth  approach to  investing,  while the AST Goldman Sachs  Small-Cap  Value
     Portfolio,  the AST Gabelli  Small-Cap Value  Portfolio,  the AST Neuberger  Berman Mid-Cap Value  Portfolio,  the AST
     Hotchkis & Wiley Large-Cap Value  Portfolio  generally take a value approach.  Value stocks are believed to be selling at prices lower than what they are actually  worth,  while growth  stocks are those of companies  that are expected to grow at  above-average  rates. A portfolio  investing  primarily in growth stocks will tend to be subject to more risk than a value fund,  although  this will not always be the case.  Value stocks are subject to the risks that the market may not recognize the stock's actual value or that the market actually valued the stock appropriately.

o        The AST  Goldman  Sachs  Concentrated  Growth  Portfolio  is a  non-diversified  fund in that it may  hold  larger positions in a smaller number of securities.  As a result, a single security's  increase or decrease in value may have a greater impact on the Portfolio's share price and total return.

Growth and Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Cohen & Steers Realty         Maximize total return          The Portfolio invests primarily in equity securities of real estate companies.

American Century Income &     Capital growth and,            The Portfolio invests primarily in stocks of large U.S.
Growth                        secondarily, current income    companies selected through quantitative investment techniques.

Principal Investment Strategies:
-------------------------------

The AST Cohen & Steers  Realty  Portfolio  will  invest,  under  normal  circumstances,  at least 80% of its net  assets in securities of real estate related  issuers.  Under normal  circumstances,  the Portfolio will invest  substantially  all of its assets in the equity  securities  of real estate  companies.  Such equity  securities  will  consist of common  stocks, rights or warrants to purchase  common  stocks,  securities  convertible  into common stocks where the  conversion  feature represents, in the Sub-advisor's view, a significant element of the securities' value, and preferred stocks.

For  purposes of the  Portfolio's  investment  policies,  a "real  estate  company" is one that derives at least 50% of its revenues from the  ownership,  construction,  financing,  management or sale of real estate or that has at least 50% of its assets in real  estate.  The  Portfolio  may invest up to 10% of its total  assets in  securities  of foreign  real  estate companies.  Real estate  companies may include real estate  investment  trusts  ("REITs").  REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

The AST American Century Income & Growth Portfolio's  investment strategy utilizes quantitative  management techniques in a two-step  process that draws heavily on computer  technology.  In the first step, the Sub-advisor  ranks stocks,  primarily the 1,500  largest  publicly  traded  companies  in the  United  States  (measured  by the value of the  stock),  from most attractive to least  attractive.  This is determined by using a computer  model that combines  measures of at stock's value as well as measures of its growth  potential.  To measure value,  the Sub-advisor  uses ratios of stock price to book value and stock price to cash flow,  among others.  To measure  growth,  the  Sub-advisor  uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step,  the  Sub-advisor  uses a technique  called  portfolio  optimization.  In portfolio  optimization,  the
Sub-advisor  uses a compute to build a portfolio of stocks from the ranking  described  above that it believes will provide the optimal  balance  between risk and expected  return.  The goal is to create a portfolio  that provides  better  returns than its benchmark without taking on significant additional risk.

Principal Risks:
---------------

o        Both equity  securities (e.g.,  stocks) and fixed income  securities  (e.g.,  bonds) can decline in value, and the primary risk of each of the growth and income  portfolios is that the value of the securities  they hold will decline.
     The degree of risk to which the  growth  and  income  portfolios  are  subject  is likely to be  somewhat  less than a portfolio  investing  exclusively  for  capital  growth.  Nonetheless,  the share  prices  of the  growth  and  income portfolios can decline substantially.  Accordingly, loss of money is a risk of investing in each of these funds.

o        The AST Cohen & Steers Realty  Portfolio and the AST American  Century Income & Growth  Portfolio invest primarily in equity  securities.  The values of equity  securities tend to fluctuate more widely than the values of fixed income securities.  Therefore,  those growth and income  portfolios that invest primarily in equity securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

o        Each of the Portfolios that makes significant  investments in fixed income securities may invest to some degree in lower-quality  fixed income  securities,  which are subject to greater risk that the issuer may fail to make  interest and principal  payments on the securities when due. Each of these  Portfolios  generally  invests in  intermediate- to long-term fixed income  securities.  Fixed income  securities with longer  maturities are generally subject to greater risk than fixed income  securities  with shorter  maturities,  in that their values will fluctuate more in response to
     changes  in  market  interest  rates.  To  the  extent  the  Portfolio's   fixed  income   component  is  invested  in
     mortgage-backed securities, there may be increased volatility due to interest-rate fluctuations.

o        The AST Cohen & Steers Realty  Portfolio is subject to an additional  risk factor  because it is less  diversified than most equity funds and could  therefore  experience  sharp price declines when  conditions are  unfavorable in the real estate sector.  Real estate  securities may be subject to risks similar to those associated with direct ownership of real  estate.  These  include  risks  related to economic  conditions,  heavy cash flow  dependency,  overbuilding, extended vacancies of properties, changes in neighborhood values, and zoning, environmental and housing regulations.

Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

PIMCO Total Return Bond       Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from three to six years.

PIMCO Limited Maturity Bond   Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from one to
                                                             three years.

Principal Investment Strategies:
-------------------------------

The AST PIMCO Total  Return Bond  Portfolio  will  invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities, including:

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate  debt  securities  of U.S. and non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
         (10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
         (11) derivative instruments, including swap agreements; and
         (12) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in areas of the bond market  that the  Sub-advisor  believes  to be  relatively
undervalued.   In  selecting  fixed  income  securities,   the  Sub-advisor  uses  economic   forecasting,   interest  rate
anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection
techniques.   The  proportion  of  the   Portfolio's   assets   committed  to  investment  in  securities  with  particular characteristics  (such as  maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The  Portfolio  will  invest in  fixed-income  securities  of varying  maturities.  The average  portfolio  duration of the
Portfolio  generally  will vary within a three- to six-year  time frame based on the  Sub-advisor's  forecast  for interest rates. The Portfolio can and routinely does invest in certain complex fixed income  securities  (including  mortgage-backed and asset-backed  securities) and engage in a number of investment  practices  (including futures,  swaps and dollar rolls)
that many other  fixed  income  funds do not  utilize.  The  Portfolio  may invest up to 10% of its assets in fixed  income securities  that are rated below  investment  grade ("junk bonds") (or, if unrated,  determined by the Sub-advisor to be of comparable quality).

The AST PIMCO Limited  Maturity Bond Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income securities, including::

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate  debt  securities  of U.S. and non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
         (10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in areas of the bond market  that the  Sub-advisor  believes  to be  relatively
undervalued.   In  selecting  fixed  income  securities,   the  Sub-advisor  uses  economic   forecasting,   interest  rate
anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection
techniques.   The  proportion  of  the   Portfolio's   assets   committed  to  investment  in  securities  with  particular characteristics  (such as  maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The  Portfolio  will  invest in  fixed-income  securities  of varying  maturities.  The average  portfolio  duration of the
Portfolio  generally  will vary within a one- to  three-year  time frame based on the  Sub-advisor's  forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income  securities  (including  mortgage-backed and asset-backed  securities) and engage in a number of investment  practices  (including futures,  swaps and dollar rolls)
that many other  fixed  income  funds do not  utilize.  The  Portfolio  may invest up to 10% of its assets in fixed  income securities  that are rated below  investment  grade ("junk bonds") (or, if unrated,  determined by the Sub-advisor to be of comparable quality).

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily  in fixed income  securities  is  determined  largely by the quality and maturity  characteristics of its portfolio  securities.  Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal  payments on the  securities  when due. Fixed income  securities  with longer  maturities (or durations) are generally  subject to greater risk than securities with shorter  maturities,  in that their  values  will  fluctuate  more in response  to changes in market  interest  rates.
     Accordingly, loss of money is a risk of investing in each of these funds.

o        The average  duration or maturity of the AST PIMCO Total Return Bond Portfolio  generally will be longer than that of the AST PIMCO Limited  Maturity Bond  Portfolio,  and funds having  longer  average  maturities or durations can be expected  to be  subject  to a greater  level of risk than  shorter-term  funds.  As funds that  invest  primarily  in high-quality  fixed income  securities,  the level of risk to which the AST PIMCO Total Return Bond  Portfolio and AST
     PIMCO  Limited  Maturity Bond  Portfolio  are subject can be expected to be less than most equity funds.  Nonetheless, the fixed income  securities  held by these  Portfolios can decline in value because of changes in their  quality,  in market  interest  rates, or for other reasons.  While the complex fixed income  securities  invested in and investment practices  engaged in by the AST PIMCO Total  Return Bond  Portfolio  and AST PIMCO  Limited  Maturity  Portfolio  are
     designed to increase their return or hedge their investments,  these securities and practices may increase the risk to which the Portfolios are subject.

Past Performance

             The bar charts show the  performance  of each  Portfolio for each full calendar year the Portfolio has been in operation.  The  tables  below  each bar chart  show each such  Portfolio's  best and worst  quarters  during  the  periods included in the bar chart, as well as average annual total returns for each Portfolio  since  inception.  This  information may help  provide an  indication  of each  Portfolio's  risks by showing  changes in  performance  from year to year and by comparing  the  Portfolio's  performance  with that of a  broad-based  securities  index.  The  performance  figures do not reflect any charges  associated with the variable  insurance  contracts  through which Portfolio shares are purchased;  and would be lower  if they  did.  All  figures  assume  reinvestment  of  dividends.  Past  performance  does not  necessarily indicate how a Portfolio will perform in the future.

[graph]

                  ------------------------------------- --------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- --------------------------------------
                  ------------------------------------- --------------------------------------
                  Up 59.16%, 4th quarter 1999           Down 21.19%, 3rd quarter 2001
                  ------------------------------------- --------------------------------------

                  ----------------------- ------------------- --------------------------------
                  Average annual total    Portfolio           Index:
                  returns                                     Morgan Stanley Capital
                  For periods ended                           International (MSCI) EAFE Index
                  12/31/03
                  ----------------------- ------------------- --------------------------------
                  ----------------------- ------------------- --------------------------------
                  1 year                              39.95%                           38.59%
                  ----------------------- ------------------- --------------------------------
                  ----------------------- ------------------- --------------------------------
                  5 years                              1.86%                           -0.05%
                  ----------------------- ------------------- --------------------------------
                  ----------------------- ------------------- --------------------------------
                  Since inception                      6.09%                            2.86%
                  (1/2/97)
                  ----------------------- ------------------- --------------------------------
                  * Prior to November 11, 2002, the AST William Blair  International  Growth Portfolio was known as the AST
                  Janus Overseas Growth Portfolio, and Janus Capital Management LLC served as Sub-advisor to the Portfolio.

[graph]

                 ------------------------------------- -----------------------------------
                 Best Quarter                          Worst Quarter
                 ------------------------------------- -----------------------------------
                 ------------------------------------- -----------------------------------
                 Up 79.79%, 4th quarter 1999           Down 31.21%, 4th quarter 2000
                 ------------------------------------- -----------------------------------

                 ---------------------- --------------------- ---------------------------- -----------------------------
                 Average annual total   Portfolio             Index:                       Index:
                 returns                                      Standard & Poors 500 Index   Russell 2000 Growth Index**
                 For periods ended
                 12/31/03
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 1 year                               45.24%                       28.67%                        48.54%
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 5 years                               2.25%                       -0.57%                         0.86%
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 Since Inception                       7.79%                       11.06%                         5.43%
                 (1/4/94)
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 *Between  September 14, 12001 and April 30, 2004, the Portfolio was known as the AST PBHG Small-Cap Growth
                 Portfolio and Pilgrim  Baxter & Associates,  Ltd served as its  Sub-advisor.  Between  January 1, 1999 and
                 September  14, 2001,  the  Portfolio  was known as the AST Janus  Small-Cap  Growth  Portfolio,  and Janus
                 Capital  Management  LLC served as its  Sub-advisor.  Prior to January 1, 1999, the Portfolio was known as the Founders Capital Appreciation Portfolio, and Founders Asset Management LLC served as its Sub-advisor.
                 **The  Russell  2000  Growth  Index  has been  added as a  secondary  benchmark  index to  reflect  a more narrow-based index.

[graph]

                 ------------------------------------- -----------------------------------
                 Best Quarter                          Worst Quarter
                 ------------------------------------- -----------------------------------
                 ------------------------------------- -----------------------------------
                 Up 47.63%, 4th quarter 1999           Down 28.92%, 3rd quarter 2001
                 ------------------------------------- -----------------------------------

                 --------------------- ------------- ---------------------- --------------------- ----------------------
                 Average annual        Portfolio     Index:                 Index:                Index:
                 total returns                       Standard & Poors 500   Russell 2000 Index+   Russell 2000 Growth
                 For periods ended                   Index                                        Index**
                 12/31/03
                 --------------------- ------------- ---------------------- --------------------- ----------------------
                 --------------------- ------------- ---------------------- --------------------- ----------------------
                 1 year                      47.58%                 28.67%                29.89%                 48.54%
                 --------------------- ------------- ---------------------- --------------------- ----------------------
                 --------------------- ------------- ---------------------- --------------------- ----------------------
                 Since Inception             -0.87%                 -0.57%                 7.13%                  0.86%
                 (1/4/99)
                 --------------------- ------------- ---------------------- --------------------- ----------------------
                  *Prior to December 10, 2001, the Portfolio was known as the AST Scudder  Small-Cap  Growth  Portfolio and
                  Zurich Scudder Investments, Inc. served as its Sub-advisor.
                  + The  benchmark  for the Portfolio was changed in 2003 to the Russell 2000 Index to comply with research standards of Prudential's Strategic Investment Research Group.
                  **The  Russell  2000  Growth  Index  has been  added as a  secondary  benchmark  index to  reflect a more narrow-based index

[graph]

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 22.89%, 2nd quarter 1999           Down 22.12%, 3rd quarter 1998
                  ------------------------------------- -----------------------------------

                  ------------------ ----------------- ----------------------- ----------------------- -----------------------
                  Average annual     Portfolio         Index:                  Index:                  Index:
                  total returns                        Standard & Poors 500    Russell 2000 Index+     Russell 2000 Value
                  For periods                          Index                                           Index**
                  ended 12/31/03
                  ------------------ ----------------- ----------------------- ----------------------- -----------------------
                  ------------------ ----------------- ----------------------- ----------------------- -----------------------
                  1 year                       41.08%                  28.67%                  47.25%                  46.03%
                  ------------------ ----------------- ----------------------- ----------------------- -----------------------
                  ------------------ ----------------- ----------------------- ----------------------- -----------------------
                  5 years                      15.77%                  -0.57%                   7.13%                  12.28%
                  ------------------ ----------------- ----------------------- ----------------------- -----------------------
                  ------------------ ----------------- ----------------------- ----------------------- -----------------------
                  Since Inception              12.97%                   3.79%                   5.45%                   8.92%
                  (1/2/98)
                  ------------------ ----------------- ----------------------- ----------------------- -----------------------
                  *Prior to May 1, 2001,  the  Portfolio  was known as the AST Lord Abbett  Small Cap Value  Portfolio  and
                  Lord, Abbett & Co. served as its Sub-advisor.
                  + The  benchmark  for the Portfolio was changed in 2003 to the Russell 2000 Index to comply with research standards of Prudential's Strategic Investment Research Group.
                  **The  Russell  2000  Value  Index  has been  added as a  secondary  benchmark  index to  reflect  a more narrow-based index.

[graph]

                  ----------------------------------------- ---------------------------------------------
                  Best Quarter                              Worst Quarter
                  ----------------------------------------- ---------------------------------------------
                  ----------------------------------------- ---------------------------------------------
                  Up 19.09%, 2nd quarter 1999               Down 19.88%, 3rd quarter 1998
                  ----------------------------------------- ---------------------------------------------

                  --------------------- ---------------------- ------------------ ------------------- -------------------
                  Average annual        Portfolio              Index:             Index:              Index:
                  total returns                                Standard & Poors   Russell 2000        Russell 2000
                  For periods ended                            500 Index          Index+              Value Index**
                  12/31/03
                  --------------------- ---------------------- ------------------ ------------------- -------------------
                  --------------------- ---------------------- ------------------ ------------------- -------------------
                  1 year                               35.78%             28.67%              47.25%              46.03%
                  --------------------- ---------------------- ------------------ ------------------- -------------------
                  --------------------- ---------------------- ------------------ ------------------- -------------------
                  5 years                              10.04%             -0.57%               7.13%              12.28%
                  --------------------- ---------------------- ------------------ ------------------- -------------------
                  --------------------- ---------------------- ------------------ ------------------- -------------------
                  Since Inception                       9.27%              7.57%               7.72%              11.92%
                  (1/2/97)
                  --------------------- ---------------------- ------------------ ------------------- -------------------
                  *Prior to October  23,  2000,  the  Portfolio  was known as the AST T. Rowe  Price  Small  Company  Value
                  Portfolio, and T. Rowe Price Associates, Inc. served as its Sub-advisor.
                  + The  benchmark  for the Portfolio was changed in 2003 to the Russell 2000 Index to comply with research standards of Prudential's Strategic Investment Research Group.
                  **The  Russell  2000  Value  Index  has been  added as a  secondary  benchmark  index to  reflect  a more narrow-based index.

[graph]

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 18.12%, 2nd quarter 2003           Down -33.06%, 4th quarter 2000
                  ------------------------------------- -----------------------------------

                  --------------------- -------------------- --------------------- --------------------- ---------------------
                  Average annual        Portfolio            Index:                Index:                Index:
                  total returns                              Standard & Poors      Standard & Poors      Russell Mid-Cap
                  For periods ended                          500 Index             MidCap 400 Index+     Growth Index**
                  12/31/03
                  --------------------- -------------------- --------------------- --------------------- ---------------------
                  --------------------- -------------------- --------------------- --------------------- ---------------------
                  1 year                             31.60%                28.67%                35.62%                42.71%
                  --------------------- -------------------- --------------------- --------------------- ---------------------
                  --------------------- -------------------- --------------------- --------------------- ---------------------
                  Since Inception                   -23.23%                -5.61%                 6.16%               -10.44%
                  (5/1/00)
                  --------------------- -------------------- --------------------- --------------------- ---------------------
                  *Prior to November 11, 2002, the Portfolio was known as the AST Janus Mid-Cap Growth Portfolio, and
                  Janus Capital Management, LLC served as its Sub-advisor.
                  + The benchmark for the Portfolio was changed in 2003 to the Standard & Poors MidCap 400 Index to comply with research standards of Prudential's Strategic Investment Research Group.
                  **The  Russell  Mid-Cap  Growth  Index has been added as a  secondary  benchmark  index to reflect a more narrow-based index.

[graph]

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 49.25%, 4th quarter 1999           Down 29.71%, 3rd quarter 2001
                  ------------------------------------- -----------------------------------

                  ------------------- ---------------- -------------------- -------------------- -------------------
                  Average annual      Portfolio        Index:               Index:               Index:
                  total returns                        Standard & Poors     Standard & Poors     Russell Mid-Cap
                  For periods ended                    500 Index            MidCap 400 Index+    Growth Index**
                  12/31/03
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  1 year                       30.56%               28.67%               35.62%              42.71%
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  5 years                      -1.49%               -0.57%                9.21%               2.01%
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  Since Inception               7.13%               11.69%               15.28%              10.19%
                  (10/20/94)
                  ------------------- ---------------- -------------------- -------------------- -------------------
                  *Prior to May 1,  1998,  the  Portfolio  was known as the Berger  Capital  Growth  Portfolio,  and Berger
                  Associates, Inc. served as its Sub-advisor.
                  + The  benchmark for the Portfolio was changed in 2003 to the Standard & Poors MidCap 400 Index to comply with research standards of Prudential's Strategic Investment Research Group.
                  **The  Russell  Mid-Cap  Growth  Index has been added as a  secondary  benchmark  index to reflect a more narrow-based index.

[graph]

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 15.95%, 4th quarter 1998           Down 14.89%, 3rd quarter 2002
                  ------------------------------------- -----------------------------------

                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  Average annual total         Portfolio          Index:                Index:             Index:
                  returns for periods ended                       Standard & Poors      Standard & Poors   Russell Mid-Cap
                  12/31/03                                        500 Index             MidCap 400 Index+  Value Index**
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  1 year                                  36.32%                28.67%             35.62%              38.07%
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  5 years                                  9.76%                -0.57%              9.21%               8.73%
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  10 years                                 9.92%                11.06%             13.93%              13.04%
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  *Prior to May 1, 1998, the Portfolio was known as the Federated Utility Income  Portfolio,  and Federated
                  Investment Counseling served as its Sub-advisor.
                  + The  benchmark for the Portfolio was changed in 2003 to the Standard & Poors MidCap 400 Index to comply with research standards of Prudential's Strategic Investment Research Group.
                  **The  Russell  Mid-Cap  Growth  Index has been added as a  secondary  benchmark  index to reflect a more narrow-based index.

[graph]

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 16.58%, 2nd quarter 2003           Down 20.83%, 4th quarter 2000
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ------------------------ -------------------------
                  Average annual total   Portfolio             Index:                   Index:
                  returns                                      Standard & Poors 500     Russell 3000 Growth
                  For periods ended                            Index                    Index**
                  12/31/03
                  ---------------------- --------------------- ------------------------ -------------------------
                  ---------------------- --------------------- ------------------------ -------------------------
                  1 year                               35.52%                   28.67%                    30.97%
                  ---------------------- --------------------- ------------------------ -------------------------
                  ---------------------- --------------------- ------------------------ -------------------------
                  Since Inception                     -16.08%                   -5.34%                   -12.44%
                  (1/3/00)
                  ---------------------- --------------------- ------------------------ -------------------------
                  *Due to the events of September  11, 2001,  Massachusetts  Financial  Services  Company  ("MFS") acted as interim  co-sub-advisor  in  conjunction  with Fred Alger  Management,  Inc.  ("Alger") for the AST Alger
                  All-Cap Growth Portfolio (the "Alger Fund") from September 17, 2001 through  December 9, 2001.  Effective
                  December 10, 2001, Alger resumed the role as the sole sub-advisor for the Alger Fund.
                  **The  Russell  3000  Growth  Index  has been  added as a  secondary  benchmark  index to  reflect a more narrow-based index.

[graph]

                 ------------------------------------- -----------------------------------
                 Best Quarter                          Worst Quarter
                 ------------------------------------- -----------------------------------
                 ------------------------------------- -----------------------------------
                 Up 15.50%, 4th quarter 2001           Down 22.43%, 3rd quarter 2001
                 ------------------------------------- -----------------------------------

                 ---------------------- --------------------- ---------------------------- -----------------------------
                 Average annual total   Portfolio             Index:                       Index:
                 returns                                      Standard & Poors 500 Index   Russell 1000 Growth Index*
                 For periods ended
                 12/31/03
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 1 year                               22.90%                       28.67%                        29.75%
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 Since Inception                      -7.21%                       -3.35%                        -9.10%
                 (10/18/99)
                 ---------------------- --------------------- ---------------------------- -----------------------------
                  *The Russell 1000 Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

[graph]

                  ---------------------------------------- -------------------------------------
                  Best Quarter                             Worst Quarter
                  ---------------------------------------- -------------------------------------
                  ---------------------------------------- -------------------------------------
                  Up 36.36%, 4th quarter 1999              Down 18.06%, 3rd quarter 2001
                  ---------------------------------------- -------------------------------------

                  ---------------------------- --------------------- ---------------------- --------------------------
                  Average annual total         Portfolio             Index:                 Index:
                  returns for periods ended                          Standard & Poors 500   Russell 1000 Growth
                  12/31/03                                           Index                  Index*
                  ---------------------------- --------------------- ---------------------- --------------------------
                  ---------------------------- --------------------- ---------------------- --------------------------
                  1 year                                     31.74%                 28.67%                     29.75%
                  ---------------------------- --------------------- ---------------------- --------------------------
                  ---------------------------- --------------------- ---------------------- --------------------------
                  5 years                                     2.65%                 -0.57%                     -5.11%
                  ---------------------------- --------------------- ---------------------- --------------------------
                  ---------------------------- --------------------- ---------------------- --------------------------
                  Since Inception                             8.32%                  3.79%                      1.08%
                  (12/22/97)
                  ---------------------------- --------------------- ---------------------- --------------------------
                  *The Russell 1000 Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

[graph]

                 --------------------------------------- ------------------------------------
                 Best Quarter                            Worst Quarter
                 --------------------------------------- ------------------------------------
                 --------------------------------------- ------------------------------------
                 Up 33.97%, 4th quarter 1999             Down 26.71%, 1st quarter 2001
                 --------------------------------------- ------------------------------------

                 ------------------------ -------------------- ----------------------------- -----------------------------
                 Average annual total     Portfolio            Index:                        Index:
                 returns                                       Standard & Poors 500 Index    Russell 1000 Growth Index**
                 For periods ended
                 12/31/03
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 1 year                                25.25%                        28.67%                        29.75%
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 5 years                               -8.47%                        -0.57%                        -5.11%
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 10 years                               8.93%                        11.06%                         9.21%
                 ------------------------ -------------------- ----------------------------- -----------------------------
                * Prior to November 11, 2002,  the  Portfolio  was known as the AST JanCap  Growth  Portfolio,  and Janus
                Capital Management LLC served as its Sub-advisor.
                **The  Russell  1000  Growth  Index  has been  added as a  secondary  benchmark  index  to  reflect  a more narrow-based index.

[graph]

                 ------------------------------------------------ ----------------------------------
                 Best Quarter                                     Worst Quarter
                 ------------------------------------------------ ----------------------------------
                 ------------------------------------------------ ----------------------------------
                 Up 13.27%, 2nd quarter 2003                      Down 16.19%, 3rd quarter 2002
                 ------------------------------------------------ ----------------------------------

                 ----------------------------------- -------------------- ---------------------- -------------------------
                 Average annual total returns        Portfolio            Index:                 Index:
                 For periods ended 12/31/03                               Standard & Poors 500   Russell 1000 Value
                                                                          Index                  Index**
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 1 year                                           19.94%                 28.67%                    30.03%
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 5 years                                           1.15%                 -0.57%                     3.56%
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 Since Inception                                   8.20%                 11.06%                    11.88%
                 (1/4/94)
                 ----------------------------------- -------------------- ---------------------- -------------------------
                  *Prior to May 1, 2004, the Portfolio was known as the AST INVESCO Capital Income Portfolio, and INVESCO
                  Funds Group, Inc. served as its Sub-advisor.
                  **The Russell 1000 Value Index has been added as a secondary benchmark index to reflect a more narrow-based index.

[graph]

                 ------------------------------------- -----------------------------------
                 Best Quarter                          Worst Quarter
                 ------------------------------------- -----------------------------------
                 ------------------------------------- -----------------------------------
                 Up 13.33%, 2nd quarter 2003           Down 9.03%, 3rd quarter 2002
                 ------------------------------------- -----------------------------------

                 ---------------------- --------------------- ---------------------------- -----------------------------
                 Average annual total   Portfolio             Index:                       Index:
                 returns                                      NAREIT Equity REIT Index     Wishire REIT Index*
                 For periods ended
                 12/31/03
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 1 year                               37.43%                       37.13%                        36.13%
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 5 years                              13.37%                       14.34%                        15.10%
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 Since Inception                       7.85%                        8.29%                         9.00%
                 (1/2/98)
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 *The Wishire REIT Index has been added as a secondary benchmark index to reflect a more narrow-based index.

[graph]

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 16.72%, 4th quarter 1998           Down 17.11%, 3rd quarter 2002
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ---------------------------- --------------------------
                  Average annual total   Portfolio             Index:                       Index:
                  returns                                      Standard & Poors 500 Index   Russell 1000 Index**
                  For periods ended
                  12/31/03
                  ---------------------- --------------------- ---------------------------- --------------------------
                  ---------------------- --------------------- ---------------------------- --------------------------
                  1 year                               28.78%                       28.67%                     29.89%
                  ---------------------- --------------------- ---------------------------- --------------------------
                  ---------------------- --------------------- ---------------------------- --------------------------
                  5 years                               0.74%                       -0.57%                     -0.13%
                  ---------------------- --------------------- ---------------------------- --------------------------
                  ---------------------- --------------------- ---------------------------- --------------------------
                  Since Inception                       5.19%                        7.57%                      7.66%
                  (1/2/97)
                  ---------------------- --------------------- ---------------------------- --------------------------
                  *Prior to May 4, 1999, the Portfolio was known as the AST Putnam Value Growth and Income  Portfolio,  and
                  Putnam Investment Management, Inc. served as its Sub-advisor.
                  **The  Russell 1000 Index has been added as a secondary  benchmark  index to reflect a more  narrow-based index.

[graph]

                  ------------------------------------- --------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- --------------------------------------
                  ------------------------------------- --------------------------------------
                  Up 6.22%, 3rd quarter 2001            Down 2.54%, 1st quarter 1996
                  ------------------------------------- --------------------------------------

                  ---------------------- --------------------- -------------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Lehman Brothers
                  For periods ended                            Aggregate Index
                  12/31/03
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  1 year                                5.32%                           4.10%
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  5 years                               6.68%                           6.62%
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  Since Inception                       7.14%                           6.95%
                  (1/4/94)
                  ---------------------- --------------------- -------------------------------

[graph]

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 2.95%, 4th quarter 1995            Down 0.52%, 1st quarter 1996
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Merrill Lynch 1-3 Year
                  For periods ended                            Index
                  12/31/03
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                                3.28%                        1.90%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  5 years                               5.83%                        5.37%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                       5.88%                        6.00%
                  (5/2/95)
                  ---------------------- --------------------- ----------------------------

FEES AND EXPENSES OF THE PORTFOLIOS:

The table below  describes  the fees and  expenses  that you may pay if you buy and hold shares of the  Portfolios.  Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2003.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because shares of the Portfolios may be purchased  through variable  insurance  products,  the prospectus of the relevant product should be carefully  reviewed for  information on the charges and expenses of those  products.  This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                                                                 Distribution                          Total Annual
                                                                                  and Service          Other        Portfolio Operating
Portfolio:                                                 Management Fees      (12b-1) Fees(1)     Expenses (2)         Expenses
--------------------------------------------------------- ------------------- -------------------- ---------------- --------------------
AST William Blair International Growth(3)                         1.00               0.11              0.23                1.34
AST State Street Research Small-Cap Growth                        0.90               0.07              0.23                1.20
AST DeAM Small-Cap Growth(3)                                      0.95               0.00              0.22                1.17
AST Goldman Sachs Small-Cap Value                                 0.95               0.09              0.22                1.26
AST Gabelli Small-Cap Value                                       0.90               0.00              0.20                1.10
AST Goldman Sachs Mid-Cap Growth(3)                               1.00               0.16              0.25                1.41
AST Neuberger Berman Mid-Cap Growth                               0.90               0.06              0.21                1.17
AST Neuberger Berman Mid-Cap Value                                0.90               0.08              0.17                1.15
AST Alger All-Cap Growth                                          0.95               0.25              0.20                1.40
AST MFS Growth                                                    0.90               0.14              0.21                1.25
AST Marsico Capital Growth(3)                                     0.90               0.05              0.16                1.11
AST Goldman Sachs Concentrated Growth(3)                          0.90               0.06              0.17                1.13
AST Hotchkis & Wiley Large-Cap Value(3)                           0.75               0.04              0.19                0.98
AST American Century Income & Growth                              0.75               0.00              0.24                0.99
AST PIMCO Total Return Bond(3)                                    0.65               0.00              0.15                0.80
AST PIMCO Limited Maturity Bond                                   0.65               0.00              0.17                0.82
(1) As discussed below under  "Management of the Trust - Fees and Expenses",  the Trustees adopted a Distribution Plan (the
"Distribution  Plan")  under Rule 12b-1 to permit an  affiliate  of the Trust's  Investment  Managers to receive  brokerage commissions in connection with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote  the sale of shares of the  Portfolio  The chart  above  shows the amount of  commissions  paid  during 2003 to the affiliate of the  Investment  Managers to promote  distribution,  shown as a  percentage  of  Portfolio  average  daily net assets.  The  Distribution  Plan does not limit the  amount of  commissions  that may be  directed  under the Plan,  so the amount  directed  in future  years  may be  greater  than or less than the  percentage  shown in the chart  above.  Overall brokerage  commission  rates and amounts  paid by the various  Portfolios  are not  expected to increase as a result of the
Distribution Plan.
(2) As noted above,  shares of the Portfolios  generally are purchased through variable insurance  products.  The Trust has entered into  arrangements  with the issuers of the variable  insurance  products  offering the Portfolios  under which the
Trust  compensates  the issuers for providing  ongoing  services to Portfolio  shareholders  in lieu of the Trust providing such services  directly to shareholders.  Amounts paid under these  arrangements are included under "Other  Expenses".  See this Prospectus under "Management of the Trust - - Distribution Plans" for more information.
(3) The Portfolios'  total actual annual operating  expenses for the year ended December 31, 2003 were less than the amount shown in the  table due to fee  waivers,  reimbursement  of  expenses  and  expense  offset  arrangements.  These  waivers, reimbursements,  and offset arrangements are voluntary and may be terminated by American Skandia Investment Services,  Inc.
and Prudential  Investments LLC at any time.  After  accounting for the waivers,  reimbursements  and offset  arrangements, the Portfolio's  actual annual  operating  expenses were as follows:  AST William Blair  International  Growth:  1.24%; AST
DeAM Small-Cap  Growth:  1.02%;  AST Goldman Sachs Mid-Cap Growth:  1.31%;  AST Marsico Capital Growth:  1.10%; AST Goldman
Sachs  Concentrated  Growth:  1.06%.  Effective May 1, 2004, the  Investment  Managers have  voluntarily  agreed to waive a portion  of their  fee  equal  to .05% of the  average  daily  net  assets  of the AST  Hotchkis  & Wiley  Large-Cap  Value
Portfolio.  If such waiver had been in place at year-end,  the  Portfolio's  actual annual  operating  expenses  would have been 0.93%.

EXPENSE EXAMPLES:

         These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated.  The Examples also assume that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that no expense waivers and reimbursements are in effect.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST William Blair International Growth              $136              $425              $734             $1,613
AST State Street Research Small-Cap Growth           122               381               660              1,455
AST DeAM Small-Cap Growth                            119               372               644              1,420
AST Goldman Sachs Small-Cap Value                    128               400               692              1,523
AST Gabelli Small-Cap Value                          112               350               606              1,340
AST Goldman Sachs Mid-Cap Growth                     144               446               771              1,691
AST Neuberger Berman Mid-Cap Growth                  119               372               644              1,420
AST Neuberger Berman Mid-Cap Value                   117               365               633              1,398
AST Alger All-Cap Growth                             143               433               766              1,680
AST MFS Growth                                       127               397               686              1,511
AST Marsico Capital Growth                           113               353               612              1,352
AST Goldman Sachs Concentrated Growth                115               359               622              1,375
AST Hotchkis & Wiley Large-Cap Value                 100               312               542              1,201
AST Cohen & Steers Realty                            126               393               681              1,500
AST American Century Income & Growth                 101               315               547              1,213
AST PIMCO Total Return Bond                           82               255               444                990
AST PIMCO Limited Maturity Bond                       84               262               455              1,014

INVESTMENT OBJECTIVES AND POLICIES:

..........The investment  objective,  policies and limitations for each of the Portfolios are described below. While certain policies apply to all Portfolios,  generally each Portfolio has a different  investment  objective and investment focus. As a result, the risks,  opportunities and returns of investing in each Portfolio will differ.  The investment  objectives and policies of the Portfolios  generally are not fundamental  policies and may be changed by the Trustees without  shareholder approval.

..........There can be no assurance  that the  investment  objective of any Portfolio  will be achieved.  Risks  relating to certain types of securities  and  instruments in which the  Portfolios  may invest are described in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........If approved by the Trustees,  the Trust may add more Portfolios and may cease to offer any existing  Portfolios in the future.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in  securities  of issuers that are  economically  tied to countries  other than the United  States.  The 80%
investment requirement applies at the time the Portfolio invests its assets.

      The Portfolio  pursues its objective  primarily  through  investments in equity securities of issuers located outside the United States.  Equity securities  include common stocks,  preferred stocks,  warrants and securities  convertible into or  exchangeable  for common or preferred  stocks.  The Portfolio  has the  flexibility  to invest on a worldwide  basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

         Under normal circumstances,  the Portfolio primarily invests in securities of issuers from at least five different countries,  excluding  the United  States.  Although the  Portfolio  intends to invest  substantially  all of its assets in issuers  located  outside the United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The Portfolio  invests  primarily in companies  selected for their growth  potential.  The  Sub-advisor  generally takes a "bottom  up"  approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify  individual  companies  with  earnings  growth  potential  that may not be  recognized  by the  market  at  large, regardless of where the companies are organized or where they primarily  conduct  business.  Although  themes may emerge in the Portfolio,  securities are generally  selected without regard to any defined  allocation  among  countries,  geographic regions  or  industry  sectors,  or other  similar  selection  procedure.  Current  income is not a  significant  factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

         As with any fund investing  primarily in equity securities,  the fundamental risk associated with the Portfolio is the risk that the value of the equity  securities  it holds might  decrease.  Stock values may fluctuate in response to the activities of an individual  company or in response to general market and/or  economic  conditions.  As a fund that invests primarily  in the  securities  of foreign  issuers,  the risk  associated  with the  Portfolio  may be greater  than a fund investing  primarily  in domestic  securities.  For a further  discussion  of the risks  involved in  investing  in foreign securities,  see this  Prospectus  under  "Certain  Risk Factors and  Investment  Methods." In addition,  the Portfolio may invest to some degree in smaller or newer issuers,  which are more likely to realize  substantial  growth as well as suffer significant losses than larger or more established issuers.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments  not  foreseen  at the time the  investment  was  made.  To a  limited  extent,  the  Portfolio  may  purchase securities  in  anticipation  of  relatively  short-term  price  gains.  The  Portfolio  may  also  sell one  security  and simultaneously  purchase the same or a comparable security to take advantage of short-term  differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may invest in "special  situations"  from time to time. A special  situation arises when, in the opinion of the  Sub-advisor,  the securities of a particular  issuer will be recognized and increase in value due to a specific  development with respect to that issuer.  Developments  creating a special situation might include a new product or process,  a technological  breakthrough,  a management change or other  extraordinary  corporate event, or differences  in market supply of and demand for the  security.  Investment  in special  situations  may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser  degree in debt  securities,  including  bonds rated below  investment  grade
("junk" bonds),  mortgage and asset-backed  securities and zero coupon,  pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

         The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following types of securities and engage in the following investment techniques:

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign  currencies and options on such contracts and may invest in options on securities,  financial indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively
"derivative  instruments").  The Portfolio intends to use most derivative  instruments  primarily to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  foreign  currency markets or interest rates. To a limited extent,  the Portfolio may also use derivative  instruments  for  non-hedging  purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging  techniques,  including  forward currency  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The  Portfolio may invest in  indexed/structured  securities,  which  typically are short- to  intermediate-term  debt  securities  whose value at maturity or interest rate is linked to currencies,  interest rates,  equity  securities,  indices,  commodity  prices or other  financial  indicators.  Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

         For more  information  on the types of  securities  and  instruments  in which the  Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions  are not favorable for profitable investing or when the  Sub-advisor  is otherwise  unable to locate  favorable  investment  opportunities,  the  Portfolio's investments  may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the
Portfolio  does not always stay fully  invested in stocks and bonds.  The  Portfolio's  cash and  similar  investments  may include high-grade commercial paper,  certificates of deposit,  repurchase agreements and money market funds managed by the
Sub-advisor.  While the  Portfolio is in a defensive  position,  the  opportunity  to achieve its  investment  objective of long-term growth of capital will be limited.

AST STATE STREET RESEARCH SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST PBHG Small-Cap Growth Portfolio) is capital growth.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its  assets  in small  capitalization  companies.  The 80%  investment  requirement  applies  at the time the  Portfolio invests its assets.

         The  Portfolio  normally  pursues  its  objective  by  investing  primarily  in the common  stocks of  small-sized companies.  For purposes of the  Portfolio,  small-sized  companies  are generally  those that have market  capitalizations similar to the market  capitalizations  of the companies in the Russell  2000(R)Growth Index at the time of the  Portfolio's investment.  The  Sub-advisor  expects to focus  primarily  on those  securities  whose  market  capitalizations  or annual revenues are less than $1 billion at the time of  purchase.  The size of the  companies  in the Russell  2000(R)Growth Index and those on which the Sub-advisor intends to focus the Portfolio's investments will change with market conditions.

         The  Sub-Advisor  believes that discipline and consistency  are important to long-term  investment  success.  This belief is reflected in its investment  process.  For this Portfolio,  the Sub-Advisor  uses a fundamental and  quantitative investment  process that is extremely focused on business  momentum,  as demonstrated by such things as earnings or revenue and  sales  growth.  Using its own  fundamental  research  and  bottom-up  approach  to  investing,  the  Sub-Advisor  also identifies  those  companies  which are  currently  out of favor in the  market  place but have the  potential  to  achieve significant  appreciation  as the  market  place  recognizes  their  fundamental  value and  their  growth  potential.  The
Sub-Advisor begins its investment  process by creating a universe for companies that possess the growth  characteristics it seeks.  The universe is continually  updated.  The  Sub-Advisor  then ranks each company in its universe using  proprietary software and research models that incorporate  attributes for successful  growth like positive earnings  surprises,  upward earnings estimate  revisions and accelerating  sales and earnings growth.  The Sub-Advisor will also review its universe to identify  companies  which  possess  growth  attributes  but whose growth  potential  and  fundamental  value have not been recognized by the market and whose stock may be considered  underpriced  using certain  financial  measurements such as its earning power vs. current stock price, its dividend income potential,  its  price-to-earnings  ratio vs. similar companies, its  competitive  advantages  like  brand or  market  niche,  its  management  team and its  current  and  future  business prospects.  Finally,  using its own fundamental research and a bottom-up approach to investing,  the Sub-Advisor  evaluates each company's  business  momentum to determine whether the company can sustain its current growth trend, or if the company is currently  out of market favor,  whether it has the potential to achieve  significant  appreciation  as the  marketplace recognizes its growth potential and fundamental value.

         The  Sub-Advisor's  decision  to sell a  security  depends  on many  factors.  Generally  speaking,  however,  the
Sub-Advisor  considers  selling  a  security  when  anticipated  future  appreciation  is no longer  probable,  alternative investments  offer  superior  appreciation  prospects,  the  risk of a  decline  in its  market  price  is too  great  or a deterioration in business momentum or fundamentals occurs or is expected by the Sub-advisor to occur.

         Because the Portfolio invests  primarily in common stocks,  the primary risk of investing in the Portfolio is that the value of the stocks it holds might  decrease and you could lose money.  The prices of the  securities in the Portfolios will  fluctuate.  These price  movements  may occur  because of changes in the  financial  markets as a whole,  a company's individual  situation  or industry  changes.  These risks are greater for  companies  with smaller  market  capitalizations because they tend to have more limited  product  lines,  markets and financial  resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The Portfolio may invest to a lesser degree in types of securities other than common stocks,  including  preferred stocks, warrants, and convertible securities.

In  addition,  the  Portfolio  may invest in the  following  types of  securities  and engage in the  following  investment techniques:

         Foreign Securities.  The Portfolio may invest up to 15% of its total assets in foreign  securities.  The Portfolio may invest directly in foreign securities  denominated in foreign currencies,  or may invest through depositary receipts or passive  foreign  investment  companies.  Generally,  the same criteria are used to select  foreign  securities as domestic securities.  American  Depository  Receipts  and  foreign  issuers  traded in the United  States are not  considered  to be
Foreign Securities for purposes of this investment limitation.

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial  indices  and  foreign  currencies  and  options on such  contracts,  and may  invest in  options on  securities,
financial  indices  and  foreign  currencies,   forward  contracts  and  interest  rate  swaps  and  swap-related  products
(collectively  "derivative  instruments").  The  Portfolio  may use  derivative  instruments  to  hedge  the  value  of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

         For more  information on the types of securities  other than common stocks in which the Portfolio may invest,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions  are not favorable for profitable investing or when the  Sub-advisor  is otherwise  unable to locate  favorable  investment  opportunities,  the  Portfolio's investments  may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the
Portfolio  does not always stay fully  invested in stocks and other equity  securities.  The  Portfolio's  cash and similar investments  may include  high-grade  commercial  paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the  Sub-advisor or others.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective of capital growth will be limited.

AST DeAM SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek maximum  growth of investors'  capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its  assets  in small  capitalization  companies.  The 80%  investment  requirement  applies  at the time the  Portfolio invests its assets.

         The Portfolio pursues its investment  objective,  under normal market  conditions,  by investing  primarily in the equity securities of small sized companies  included in the Russell 2000(R)Growth Index.  Equity  securities  include common stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights. The Sub-advisor employs an investment  strategy that seeks to maintain a portfolio of equity securities which  approximates the market risk of those stocks  included in the Russell 2000(R)Growth Index,  but which  outperforms the Russell 2000(R)Growth Index through active stock selection.  The Russell 2000(R)Growth Index is a market  capitalization  index that measures the performance of small-sized  companies with above average growth prospects.  As of December 31, 2003, the average market  capitalization of the  companies in the Russell 2000(R)Growth Index was $410 million and the median  market  capitalization  was $320 million.
The size of the  companies  in the Russell  2000(R)Growth Index will change with market  conditions.  The targeted  tracking error of this  Portfolio is 4% with a standard  deviation of +/- 4%. It is possible that the  deviation may be higher.  For purposes of this  Portfolio,  the  strategy of  attempting  to  correlate  a stock  portfolio's  market risk with that of a particular  index,  in this case the Russell 2000(R)Growth Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The  Sub-advisor  generally  takes a bottom-up  approach to  building  the  Portfolio,  searching  for  individual companies that  demonstrate the best potential for  significant  returns.  The allocation to industries and  capitalization is targeted to be similar to that of the Russell  2000(R)Growth  Index.  The  Sub-advisor  considers a number of factors in considering  whether to invest in a growth stock,  including earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.  Other  factors are net income growth versus cash flow growth as well as earnings and price  momentum.  In the selection of  investments,  long-term  capital  appreciation  will take  precedence over short
range  market   fluctuations.   However,   the  Portfolio  may  occasionally   make  investments  for  short-term   capital
appreciation.

         Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate  significantly, reflecting the business  performance of the issuing  company,  investor  perception or general economic or financial market movements.  Because of the  Portfolio's  focus on the stocks of smaller growth  companies,  investment in the Portfolio may involve  substantially  greater than average share price  fluctuation and investment risk. A fund focusing on growth stocks will generally  involve greater risk and share price  fluctuation  than a fund investing  primarily in value stocks.  While the Portfolio  attempts to outperform  the Russell 2000(R)Growth Index,  the Portfolio  also may  under-perform  the Russell
2000(R)Growth Index over short or extended periods.

         In addition,  investments in securities of smaller companies are generally considered to offer greater opportunity for  appreciation  and to involve  greater risk of  depreciation  than securities of larger  companies.  Smaller  companies often have limited product lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the  securities of small-cap  companies are not as broadly  traded as those of larger  companies, they are often  subject to wider and more abrupt  fluctuations  in market price.  Additional  reasons for the greater price fluctuations of these  securities  include the less certain growth  prospects of smaller firms and the greater  sensitivity of small companies to changing economic conditions.

Other Investments:

         In addition to investing in common stocks,  the Portfolio may also invest to a limited degree in preferred  stocks and debt  securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities  in which the  Portfolio  may invest  include  any type of security  consistent  with its  investment  objective and policies.  The prices of foreign  securities may be more volatile than those of domestic securities.

         Options,  Financial Futures and Other Derivatives.  The Portfolio may deal in options on securities and securities indices,  which options may be listed for trading on a national  securities  exchange or traded  over-the-counter.  Options transactions  may be used to pursue the  Portfolio's  investment  objective and also to hedge  against  currency and market risks,  but are not intended for  speculation.  The Portfolio may engage in financial  futures  transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial  futures,  the  Portfolio  may invest in a broad array of other  "derivative"
instruments in an effort to manage  investment risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance  return),  or to create an investment  position  indirectly.  The types of  derivatives  and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the other investments that the Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive  position is deemed advisable because of prevailing  market  conditions, the Portfolio may invest without limit in high grade debt  securities,  commercial  paper,  U.S.  Government  securities or cash  or  cash  equivalents,  including  repurchase  agreements.  While  the  Portfolio  is in a  defensive  position,  the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio will seek its objective through investments  primarily in equity securities of small  capitalization companies that are believed to be undervalued in the  marketplace.  Typically,  in choosing stocks,  the Sub-advisor  looks for companies using the Sub-advisor's value investment philosophy.  The Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders;

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

      The Portfolio has a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement  applies at the time the Portfolio invests its assets.  The Portfolio  generally defines small  capitalization  companies as companies with a capitalization of $4 billion or less.  The Portfolio may invest up to 25% of its assets in foreign securities.

         The stocks in which the Portfolio  generally invests are those which, in the Sub-advisor's  judgment,  are selling below their  intrinsic  value and at prices that do not adequately  reflect their long-term  business  potential.  Selected smaller  stocks may be undervalued  because they are often  overlooked by many  investors,  or because the public is overly pessimistic  about a company's  prospects.  Accordingly,  their  prices can rise  either as a result of  improved  business fundamentals,  particularly  when earnings grow faster than general  expectations,  or as more  investors come to recognize the  company's  underlying  potential.  The price of shares in  relation  to book  value,  sales,  asset  value,  earnings, dividends and cash flow, both historical and prospective,  are key determinants in the security  selection  process.  These criteria  are not rigid,  and other  stocks may be included  in the  Portfolio  if they are  expected to help it attain its objective.  Dividend and investment income is of incidental importance.

         Although the  Portfolio  typically  will hold a large number of  securities  and follow a relatively  conservative value-driven  investment  strategy,  the Portfolio does entail  above-average  investment risk and share price  fluctuation compared to the overall U.S. stock market.  The small  capitalization  companies in which the Portfolio  primarily  invests may offer  significant  appreciation  potential.  However,  smaller  companies  may carry more risk than larger  companies.
Generally,  small companies rely on limited  product lines,  markets and financial  resources,  and these and other factors may make  them more  susceptible  to  setbacks  or  economic  downturns.  Smaller  companies  normally  have  fewer  shares outstanding  and trade less  frequently  than large  companies.  Therefore,  the  securities  of smaller  companies  may be subject to wider price fluctuations.

Other Investments:

         The  Portfolio  may engage in various  portfolio  strategies to reduce  certain  risks of its  investments  and to enhance  income,  but not for  speculation.  The  Portfolio  may  purchase and write (sell) put and covered call options on equity securities or stock indices that are traded on national  securities  exchanges.  The Portfolio may purchase and sell stock index  futures  for certain  hedging  and risk  management  purposes.  New  financial  products  and risk  management techniques  continue  to be  developed  and the  Portfolio  may use these new  investments  and  techniques  to the  extent consistent with its investment objective and policies.

         The  Portfolio  may invest up to 25% of its net  assets (at the time of  investment)  in  securities  (of the type described  above) that are primarily  traded in foreign  countries.  The Portfolio may enter into forward foreign  currency exchange  contracts in connection  with its  investments in foreign  securities.  The Portfolio  also may purchase  foreign currency put options and write  foreign  currency  call options on U.S.  exchanges or U.S.  over-the-counter  markets.  The
Portfolio  may write a call  option on a foreign  currency  only in  conjunction  with a  purchase  of a put option on that currency.

         The Portfolio also may invest in preferred stocks and bonds that either have attached  warrants or are convertible into common stocks.

         Additional  information about these investments and investment  techniques and their risks is included below under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  For temporary  defensive purposes or pending other investments,  the Portfolio may invest in high-quality,  short-term debt obligations of banks,  corporations or the U.S.  Government.  While the Portfolio is in a
defensive position, its ability to achieve its investment objective of long-term capital growth will be limited.

AST Gabelli SMALL-Cap Value PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to provide  long-term  capital  growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         The Portfolio has a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement  applies at the time the Portfolio invests its assets.  The Portfolio  generally  defines small  capitalization  companies as companies with a capitalization  of $1.5 billion or less.

      Reflecting a value approach to investing,  the Portfolio will seek the stocks of companies whose current stock prices do not appear to  adequately  reflect  their  underlying  value as  measured  by assets,  earnings,  cash flow or  business franchises.  The  Sub-advisor's  research  team  seeks to  identify  companies  that  appear to be  undervalued  by various measures,  and  may be  temporarily  out of  favor,  but  have  good  prospects  for  capital  appreciation.  In  selecting investments, the Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers;

         (2) Low stock price relative to a company's underlying asset values;

         (3) A sound balance sheet and other positive financial characteristics.

The  Sub-advisor  then  determines  whether  there is an  emerging  catalyst  that will  focus  investor  attention  on the underlying  assets of the company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through restructuring or other means.

         The Portfolio may sell  securities  for a variety of reasons,  such as to secure gains,  limit losses or re-deploy assets into more  promising  opportunities.  The  Portfolio  will not sell a stock just  because the company has grown to a market  capitalization of more than $1.5 billion,  and it may on occasion purchase companies with a market cap of more than
$1.5 billion.

         As with all stock funds,  the Portfolio's  share price can fall because of weakness in the securities  market as a whole, in particular  industries or in specific  holdings.  Investing in small companies involves greater risk of loss than is customarily  associated  with more  established  companies.  Stocks of small  companies may be subject to more abrupt or erratic price  movements than larger  company  stocks.  Small  companies  often have limited  product  lines,  markets,  or financial  resources,  and  their  management  may lack  depth and  experience.  While a value  approach  to  investing  is generally  considered  to involve less risk than a growth  approach,  investing in value stocks  carries the risks that the market will not  recognize  the stock's  intrinsic  value for a long time,  or that a stock  judged to be  undervalued  may actually be appropriately priced.

Other Investments:

         Although  the  Portfolio  will  invest  primarily  in U.S.  common  stocks,  it may also  purchase  other types of securities, for example,  preferred stocks, convertible securities,  warrants and bonds when considered consistent with the
Portfolio's  investment  objective and policies.  The Portfolio may purchase preferred stock for capital appreciation where the issuer has  omitted,  or is in danger of  omitting,  payment of the  dividend on the stock.  Debt  securities  would be purchased in companies that meet the investment criteria for the Portfolio.

         The  Portfolio  may invest up to 20% of its total  assets in foreign  securities,  including  American  Depositary
Receipts and  securities  of companies in  developing  countries,  and may enter into  forward  foreign  currency  exchange contracts.  (The  Portfolio  may  invest in  foreign  cash  items as  described  below in excess  of this 20%  limit.)  The
Portfolio  may enter into stock  index or  currency  futures  contracts  (or options  thereon)  for hedging  purposes or to provide an efficient  means of regulating  the  Portfolio's  exposure to the equity  markets.  The Portfolio may also write
(sell) call and put options and  purchase  put and call options on  securities,  financial  indices,  and  currencies.  The
Portfolio may invest up to 10% of its total assets in hybrid  instruments,  which combine the  characteristics  of futures, options and securities.  For additional  information  about these  investments and their risks,  see this Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish and maintain cash reserves  without  limitation for temporary defensive  purposes.  The  Portfolio's  reserves  may be  invested  in  high-quality  domestic  and  foreign  money  market instruments,  including  repurchase  agreements  and money market  mutual funds managed by the  Sub-advisor.  Cash reserves also provide  flexibility in meeting redemptions and paying expenses.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its  assets in medium  capitalization  companies.  The 80%  investment  requirement  applies  at the time the  Portfolio invests its assets.

         The  Portfolio  pursues its  objective  by  investing  primarily  in equity  securities  selected for their growth potential.  Equity  securities  include common  stocks,  preferred  stocks,  warrants and  securities  convertible  into or exchangeable  for common or  preferred  stocks.  For  purposes of the  Portfolio,  medium-sized  companies  are those whose market  capitalizations  (measured at the time of  investment)  fall within the range of companies in the Standard & Poor's
MidCap 400(R)Index.  As of December 31, 2003,  the average market  capitalization  of the companies in the Standard & Poor's
MidCap 400(R)Index was $3.3 billion and the median market  capitalization  was $2 billion.  The Sub-advisor  generally takes a "bottom up" approach to choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify individual  companies with earnings  growth  potential that may not be recognized by the market at large.  The  Sub-advisor makes this  assessment  by looking at  companies  one at a time,  regardless  of size,  country of  organization,  place of principal business activity, or other similar selection criteria.

         Because the Portfolio may invest substantially all of its assets in equity securities,  the main risk of investing in the  Portfolio  is that the value of the equity  securities  it holds might  decrease.  Stock  values may  fluctuate  in response to the  activities of an individual  company or in response to general  market or economic  conditions.  As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing primarily in small-cap  companies.  In general,  the smaller the company,  the more likely it is to suffer significant losses as well as to realize  substantial  growth.  Smaller  companies may lack depth of management,  they may be unable to generate funds necessary  for growth or potential  development,  or they may be  developing  or  marketing  products or services for which there are not yet,  and may  never be,  established  markets.  In  addition,  such  companies  may be  subject  to  intense competition  from larger  companies,  and may have more limited  trading  markets than the markets for securities of larger issuers.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments  not  foreseen  at the time the  investment  was  made.  To a  limited  extent,  the  Portfolio  may  purchase securities  in  anticipation  of  relatively  short-term  price  gains.  The  Portfolio  may  also  sell one  security  and simultaneously  purchase the same or a comparable security to take advantage of short-term  differentials in bond yields or securities prices.

         Special Situations.  The Portfolio may invest in "special  situations".  A "special situation" arises when, in the opinion of the  Sub-advisor,  the  securities of a particular  company will be recognized  and appreciate in value due to a specific development,  such as a technological  breakthrough,  management change or new product at that company. Investment in "special  situations"  carries an additional risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor expects to invest primarily in domestic and foreign equity securities,  the Portfolio may also invest to a lesser degree in other types of securities,  such as debt  securities.  Debt  securities may include bonds rated below investment grade ("junk" bonds),  mortgage  and-asset backed  securities and zero coupon,  pay-in-kind and step coupon securities.

         The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following types of securities and engage in the following investment techniques:

         Index/structured  Securities.  The  Portfolio may invest in  indexed/structured  securities,  which  typically are short- to  intermediate-term  debt  securities  whose value at maturity or interest rate is linked to currencies,  interest rates, equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

         Foreign  Securities.  The Portfolio may invest up to 25% of its net assets in foreign  securities  denominated  in foreign  currencies and not publicly traded in the United States.  The Portfolio may invest directly in foreign  securities denominated in a foreign  currency,  or may invest through  depositary  receipts or passive foreign  investment  companies.
Generally,  the same  criteria  are used to select  foreign  securities  as domestic  securities.  Foreign  securities  are generally  selected on a  stock-by-stock  basis  without  regard to any defined  allocation  among  countries or geographic regions.  However,  certain  factors  such as  expected  levels of  inflation,  government  policies  influencing  business conditions,  the outlook for currency  relationships,  and  prospects  for  economic  growth  among  countries,  regions or geographic areas may warrant greater consideration in selecting foreign securities.

         For more  information on foreign  securities and their risks,  see this Prospectus under "Certain Risk Factors and
Investment Methods."

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign  currencies and options on such contracts and may invest in options on securities,  financial indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively
"derivative  instruments").  The Portfolio may use  derivative  instruments  to hedge or protect its portfolio from adverse movements in securities  prices,  currency exchange rates, and interest rates. To a limited extent,  the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

         For more  information  on the types of securities in which the Portfolio  may invest,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions  are  unfavorable  for profitable investing,  or when the Sub-advisor is otherwise  unable to locate  attractive  investment  opportunities,  the Portfolio's cash or similar  investments  may increase.  In other words,  the Portfolio  does not always stay fully invested in stocks.
Even when the Portfolio is essentially  fully  invested,  some residual  amount of Portfolio  assets may remain in cash and similar  investments.  These investments may include  commercial  paper,  certificates of deposit,  repurchase  agreements, short-term debt  obligations,  and money market funds  (including funds managed by the  Sub-advisor).  When the Portfolio's investments in cash or similar  investments  increase,  the  opportunity  to achieve its investment  objective of long-term growth of capital may be limited.

AST Neuberger Berman Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its  assets in common  stocks  mid-capitalization  companies.  The 80%  investment  requirement  applies at the time the
Portfolio invests its assets.

         Generally,  companies with equity market  capitalizations that fall within the range of the Russell Mid-Cap(R)Index at the time of investment are  considered  mid-cap  companies for purposes of the  Portfolio.  As of December 31, 2003, the average  market  capitalization  of the  companies in the Russell  Mid-Cap(R)Index was $4.3  billion and the median  market capitalization was $3.3 billion.  The Portfolio seeks to reduce risk by diversifying  among many companies,  industries and sectors.

         The  Sub-advisor  employs a disciplined  investment  strategy when  selecting  growth  stocks.  Using  fundamental research and  quantitative  analysis,  the  Sub-advisor  looks for  fast-growing  companies  with above  average  sales and competitive  returns on equity relative to their peers. In doing so, the  Sub-advisor  analyzes such factors as:  financial condition  (such as debt to equity ratio);  market share and  competitive  leadership of the company's  products;  earnings growth  relative to  competitors;  and market  valuation in comparison to a stock's own historical  norms and the stocks of other mid-cap companies.

         The  Sub-advisor  follows  a  disciplined  selling  strategy,  and may sell a stock  when it fails to  perform  as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price  fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing  primarily  in  small-cap  companies.  Mid-cap  stocks may  fluctuate  more  widely in price than the market as a whole,  may  underperform  other  types of stocks  when the  market or the  economy is not  robust,  or fall in price or be difficult to sell during market downturns.  In addition,  the Portfolio's  growth investment program will generally involve greater risk and price  fluctuation  than funds that invest in more  undervalued  securities.  Because the prices of growth stocks tend to be based largely on future  expectations,  these stocks  historically  have been more  sensitive  than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although equity  securities are normally the Portfolio's  primary  investments,  it may invest in preferred stocks and  convertible  securities,  as well as the types of  securities  described  below.  Additional  information  about these investments  and the special risk factors that apply to them is included in this  Prospectus  under  "Certain  Risk Factors and Investment Methods."

         Fixed Income  Securities.  The Portfolio may also invest in investment grade fixed income or debt  securities.  If the  quality of any fixed  income  securities  held by the  Portfolio  deteriorates  so that they are no longer  investment grade,  the Portfolio will sell such  securities in an orderly manner so that its holdings of such securities do not exceed
5% of its net assets.

         Foreign Securities.  The Portfolio may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated  in foreign  currencies.  There is no  limitation on the percentage of the Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.
dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions,  including  forward foreign  currency contracts and options on foreign  currencies,  to manage currency risks, to facilitate  transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call  Options.  The  Portfolio  may try to reduce the risk of  securities  price or exchange  rate changes
(hedge) or generate  income by writing  (selling)  covered call options against  securities held in its portfolio,  and may purchase call options in related closing transactions.

         Real Estate Investment  Trusts (REITs).  The Portfolio may invest in REITs.  REITs are pooled investment  vehicles which  invest  primarily  in real estate or real estate  loans.  Additional  information  about these  investments  and the special risk  factors that apply to them is included in this  Prospectus  and the Trust's SAI under  "Certain  Risk Factors and Investment Methods."

         Temporary  Investments.  When the Portfolio  anticipates  unusual market or other  conditions,  it may temporarily depart from its objective of capital growth and invest  substantially in high-quality  short-term  investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

      The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

         Generally,  companies with equity market  capitalizations  that fall within the range of the Russell Midcap(R)Index at the time of investment are  considered  mid-cap  companies for purposes of the  Portfolio.  As of December 31, 2003, the average  market  capitalization  of the  companies  in the Russell  MidCap(R)Index was $4.2  billion and the median  market capitalization was $3.3 billion.  Some of the Portfolio's  assets may be invested in the securities of large-cap  companies as well as in  small-cap  companies.  The  Portfolio  seeks  to  reduce  risk by  diversifying  among  many  companies  and industries.

          Under the Portfolio's  value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are  undervalued and that may rise in price before other  investors  realize their worth.  The Sub-advisor may identify value stocks in several ways,  including based on earnings,  book value or other financial measures.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  including a low price-to-earnings  ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The  Sub-advisor  may also look for other  characteristics  in a company,  such as a strong  position  relative to competitors,  a high level of stock  ownership among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The Sub-advisor  generally  considers  selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price  fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing  primarily  in  small-cap  companies.  Mid-cap  stocks may  fluctuate  more  widely in price than the market as a whole,  may  underperform  other  types of stocks  when the  market or the  economy is not  robust,  or fall in price or be difficult to sell during market  downturns.  While value  investing  historically  has involved less risk than investing in growth  companies,  the stocks  purchased by the Portfolio  will remain  undervalued  during a short or extended  period of time.  This may happen because value stocks as a category lose favor with investors  compared to growth stocks,  or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity securities are normally the Portfolio's primary investment,  it may invest in preferred stocks and convertible  securities,  as  well  as the  types  of  securities  described  below.  Additional  information  about  these investments  and the special risk factors that apply to them is included in this  Prospectus  under  "Certain  Risk Factors and Investment Methods."

         Fixed Income  Securities.  The  Portfolio  may also invest in fixed income or debt  securities.  The Portfolio may invest  up to 15% of its total  assets,  measured  at the time of  investment,  in debt  securities  that are  rated  below investment  grade or comparable  unrated  securities.  There is no minimum  rating on the fixed income  securities in which the Portfolio may invest.

         Foreign Securities.  The Portfolio may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated  in foreign  currencies.  There is no  limitation on the percentage of the Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.
dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions,  including  forward foreign  currency contracts and options on foreign  currencies,  to manage currency risks, to facilitate  transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Portfolio  may try to reduce the risk of securities  price changes  (hedge) or generate income by writing  (selling) covered call options against  securities held in its portfolio,  and may purchase call options in related  closing  transactions.  The value of  securities  against  which options will be written will not exceed 10% of the Portfolio's net assets.

         Real Estate Investment  Trusts (REITs).  The Portfolio may invest in REITs.  REITs are pooled investment  vehicles which  invest  primarily  in real estate or real estate  loans.  Additional  information  about these  investments  and the special risk  factors that apply to them is included in this  Prospectus  and the Trust's SAI under  "Certain  Risk Factors and Investment Methods."

         Temporary  Investments.  When the Portfolio  anticipates  unusual market or other  conditions,  it may temporarily depart from its objective of capital growth and invest  substantially in high-quality  short-term  investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests primarily in equity securities,  such as common or preferred stocks, that are listed on U.S.
exchanges  or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities  of  companies of all sizes,  and may  emphasize  either  larger or smaller  companies at a given time based on the  Sub-advisor's  assessment of particular companies and market conditions.

         The Portfolio  invests  primarily in growth stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

         High Unit Volume Growth Companies.  These are vital,  creative companies that offer goods or services to a rapidly expanding  marketplace.  They include both  established and emerging  firms,  offering new or improved  products,  or firms simply fulfilling an increased demand for an existing product line.

         Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is expected to produce advantageous results.  These changes may be as varied as new management,  products or technologies,  restructurings or reorganizations, or mergers and acquisitions.

         As with any fund investing  primarily in equity securities,  the value of the securities held by the Portfolio may decline.  These  declines can be  substantial.  In addition,  the growth  stocks in which the Portfolio  primarily  invests tend to  fluctuate  in price more than other  types of stocks.  Prices of growth  stocks  tend to be higher in  relation to their companies'  earnings,  and may be more sensitive to market,  political and economic  developments  than other stocks.
The  Portfolio's  level of risk will vary  based upon the size of the  companies  it  invests  in at a given  time.  To the extent that the Portfolio  emphasizes  small-cap stocks, it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

         In addition to investing in common and preferred stocks,  the Portfolio may invest in securities  convertible into or  exchangeable  for equity  securities,  including  warrants and rights.  The Portfolio may invest up to 20% of its total assets in foreign  securities.  (American  Depositary  Receipts  or other U.S.  dollar  denominated  securities  of foreign issuers are not subject to the 20% limitation.)

         The Portfolio  may purchase put and call options and write (sell) put and covered call options on  securities  and securities  indices  to  increase  gain or to  hedge  against  the  risk  of  unfavorable  price  movements.  However,  the
Sub-advisor  does not  currently  intend to rely on these  option  strategies  extensively,  if at all. The  Portfolio  may purchase and sell stock index  futures  contracts  and options on stock index  futures  contracts.  The  Portfolio may sell securities "short against the box."

         An  additional  discussion  of these types of  investments  and their risks is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may invest up to 100% of its assets in cash,  commercial paper,  high-grade bonds or cash  equivalents  for  temporary  defensive  reasons if the  Sub-advisor  believes  that adverse  market or other conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable  risk of loss.  However, while the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of long-term capital growth will be limited.

AST MFS GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to provide  long-term  growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

         The  Portfolio  invests,  under  normal  market  conditions,  at least 80% of its net assets in common  stocks and related  securities,  such as preferred  stocks,  convertible  securities  and depositary  receipts,  of companies that the
Sub-advisor believes offer better than average prospects for long-term growth.

         The Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that  securities  are selected  based upon  fundamental  analysis of  individual  companies  (such as analysis of the companies' earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

         The Portfolio may invest up to 35% of its net assets in foreign securities.

         As with any fund  investing  primarily in common  stocks,  the value of the  securities  held by the Portfolio may decline in value,  either  because  of  changing  economic,  political  or market  conditions  or  because of the  economic condition of the company  that issued the  security.  These  declines may be  substantial.  In addition,  the prices of the growth  company stocks in which the Portfolio  invests may fluctuate to a greater  extent than other equity  securities due to  changing  market  conditions  or  disappointing  earnings  results.  The  Portfolio  may invest in  foreign  companies, including  companies  located in developing  countries,  and it therefore  will be subject to risks  relating to political, social and economic  conditions  abroad,  risks  resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency exchange rates.

Other Investments:

         Although the  Portfolio  will invest  primarily in common  stocks and related  securities,  the Portfolio may also invest in variable and floating rate debt  securities.  The  Portfolio may purchase and sell futures  contracts and related options on securities indices,  foreign currencies and interest rates for hedging and non-hedging  purposes.  The Portfolio may also enter into  forward  contracts  for the  purchase  or sale of  foreign  currencies  for  hedging  and  non-hedging purposes.  The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

         For more  information  on some of the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal investment strategy by temporarily  investing for  defensive  purposes  when adverse  market,  economic or political  conditions  exist.  When  investing  for  defensive purposes,  the  Portfolio  may hold cash or invest in cash  equivalents,  such as short-term  U.S.  government  securities, commercial  paper and bank  instruments.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective will be limited.

AST Marsico Capital Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek capital  growth.  Income is not an investment objective  and any income  realized on the  Portfolio's  investments,  therefore,  will be  incidental  to the  Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in common  stocks.  The  Sub-advisor  expects that the majority of the Portfolio's assets will be invested in the common stocks of larger, more established companies.

         In selecting  investments for the Portfolio,  the  Sub-advisor  uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach takes into  consideration such  macro-economic  factors as interest  rates,  inflation,  the  regulatory  environment,  and the global  competitive  landscape.  In  addition,  the
Sub-advisor also examines such factors as the most attractive  global  investment  opportunities,  industry  consolidation, and the  sustainability of economic trends. As a result of this "top down" analysis,  the Sub-advisor  identifies  sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

         The Sub-advisor  then looks for individual  companies with earnings growth potential that may not be recognized by the market at large.  In determining  whether a particular  company may be a suitable for investment by the Portfolio,  the
Sub-advisor  focuses on a number of different  attributes,  including the company's specific market expertise or dominance, its franchise  durability and pricing power,  solid  fundamentals  (e.g.,  a strong  balance  sheet,  improving  returns on equity,  and the ability to generate free cash flow apparent use of  conservative  accounting  standards,  and  transparent financial  disclosure),  strong and ethical  management,  apparent  commitment  to  shareholder  interests  and  reasonable valuations in the context of projected growth rates.  This is called "bottom up" stock selection.

         The primary risk associated  with investment in the Portfolio will be the risk that the equity  securities held by the  Portfolio  will decline in value.  The risk of the Portfolio is expected to be  commensurate  with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general policy of the Portfolio to purchase and hold securities for capital growth,  changes in the Portfolio will be made as the Sub-advisor  deems advisable.  For example,  portfolio  changes may result from liquidity needs,  securities  having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special  Situations.  The Portfolio may invest in "special  situations"  from time to time. A "special  situation"
arises when, in the opinion of the Sub-advisor,  the securities of a particular  company will be recognized and increase in value due to a  specific  development,  such as a  technological  breakthrough,  management  change or new  product at that company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the  event  that the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may also invest to a lesser degree in preferred stocks,  convertible securities,  warrants, and debt securities when the Portfolio  perceives an opportunity for capital growth from such  securities.  The Portfolio may invest up to 10% of its total  assets in debt  securities,  which may  include  corporate  bonds  and  debentures  and  government securities.

         The Portfolio may also purchase  securities of foreign issuers,  including  foreign equity and debt securities and depositary  receipts.  Foreign  securities are selected  primarily on a stock-by-stock  basis without regard to any defined allocation  among countries or geographic  regions.  The Portfolio may also use a variety of currency  hedging  techniques, including  forward  currency  contracts,  to manage  exchange  rate risk with  respect  to  investments  exposed to foreign currency fluctuations.

         Index/structured  Securities.  The Portfolio may invest without limit in  index/structured  securities,  which are debt  securities  whose value at maturity or interest rate is linked to  currencies,  interest  rates,  equity  securities, indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively  indexed (i.e., their value may increase or decrease if the reference  index or instrument  appreciates).  Index/structured  securities may have return  characteristics  similar to direct  investments in the underlying  instruments,  but may be more volatile than the underlying  instruments.  The Portfolio bears the market risk of an investment in the underlying  instruments,  as well as the credit risk of the issuer of the index/structured security.

         Futures,  Options and Other  Derivative  Instruments.  The  Portfolio  may purchase  and write  (sell)  options on securities,  financial  indices,  and foreign  currencies,  and may invest in futures  contracts on  securities,  financial indices,  and foreign  currencies,  options on futures  contracts,  forward contracts and swaps and swap-related  products.
These  instruments  will be used  primarily to hedge the  Portfolio's  positions  against  potential  adverse  movements in securities  prices,  foreign  currency  markets  or  interest  rates.  To a  limited  extent,  the  Portfolio  may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.

         For an additional  discussion  of many of these types of securities  and their risks,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.   Although  the  Sub-advisor  expects  to  invest  primarily  in  equity  securities,  the
Sub-advisor may increase the Portfolio's  cash position without  limitation when the Sub-advisor  believes that appropriate investment  opportunities for capital growth with desirable risk/reward  characteristics are unavailable.  Cash and similar investments  (whether made for defensive purposes or to receive a return on idle cash) will include  high-grade  commercial paper,  certificates  of  deposit,  discount  notes and  repurchase  agreements.  While  the  Portfolio  is in a  defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital.  Realization of income is not a significant  investment  consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in equity  securities.  Equity securities  include common stocks,  preferred  securities,  warrants and securities  convertible  into or exchangeable  for common or preferred stocks.  Investments  will be in companies that the  Sub-advisor  believes have potential to achieve  capital  appreciation over the long-term.  The Portfolio seeks to achieve its investment objective by investing,  under normal circumstances,  in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

         Because the Portfolio invests a substantial portion (or all) of its assets in equity securities,  the Portfolio is subject to the risks  associated  with  investments in equity  securities,  and the  Portfolio's  share price therefore may fluctuate  substantially.  This is true  despite  the  Portfolio's  focus  on the  securities  of  larger  more-established companies.  The Portfolio's  share price will be affected by changes in the stock markets  generally,  and factors specific to a company or an  industry  will  affect  the prices of  particular  stocks  held by the  Portfolio  (for  example,  poor earnings,  loss of major customers,  major litigation against an issuer, or changes in government  regulations affecting an industry).  Because of the types of  securities  it invests in, the  Portfolio is designed for those who are  investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments not foreseen at the time the investment was made.

         Special  Situations.  The Portfolio may invest in "special  situations"  from time to time. A "special  situation"
arises when, in the opinion of the  Sub-advisor,  the securities of a particular  company will be recognized and appreciate in value due to a specific  development,  such as a technological  breakthrough,  management  change or new product at that company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the  event  that the  anticipated development does not occur or does not attract the expected attention.

         Non-diversified  Status.  The  Portfolio is  "non-diversified"  under the  Investment  Company Act of 1940 and may invest a large percentage of its assets in few issuers than  "diversified"  mutual funds.  Therefore,  the Portfolio may be more  susceptible to adverse  developments  affecting any single issuer held in its portfolio,  and may be more susceptible to greater losses because of these developments.

Other Investments:

         Although the  Sub-advisor  expects to invest  primarily in equity  securities,  the Portfolio may also invest to a lesser degree in debt  securities  when the Portfolio  perceives an opportunity  for capital  growth from such  securities.
The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following  types of securities and engage in the following investment techniques:

         Foreign Securities.  The Portfolio may also purchase  securities of foreign issuers,  including foreign equity and debt  securities and depositary  receipts.  Foreign  securities are selected  primarily on a  stock-by-stock  basis without regard to any defined  allocation  among countries or geographic  regions.  No more than 25% of the Portfolio's  assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign  currencies and options on such contracts and may invest in options on securities,  financial indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively
"derivative  instruments").  The Portfolio intends to use most derivative  instruments  primarily to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  foreign  currency markets or interest rates. To a limited extent,  the Portfolio may also use derivative  instruments  for  non-hedging  purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging  techniques,  including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information on the types of securities  other than common stocks in which the Portfolio may invest,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Sub-advisor may increase the Portfolio's  cash position  without  limitation when the
Sub-advisor is of the opinion that  appropriate  investment  opportunities  for capital  growth with desirable  risk/reward characteristics  are  unavailable.  Cash and  similar  investments  (whether  made for  defensive  purposes or to receive a return on idle cash) will include high-grade  commercial paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the  Sub-advisor.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of capital growth will be limited.

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:

Investment  Objective:  The investment objective of the Portfolio  (formerly,  the AST INVESCO Capital Income Portfolio) is to seek current income and long-term growth of income, as well as capital appreciation.

Principal Investment Policies and Risks:

         The  Portfolio  seeks to achieve its  objective by investing  at least 80% of its net assets plus  borrowings  for investment  purposes in common stocks of large cap U.S.  companies.  The  Sub-advisor  considers  large cap companies to be those with market  capitalizations  like those found in the Russell 1000 Index.  Market  capitalization  range of the Index changes  constantly,  but as of June 30, 2003, the range was from $1.2 billion to $287 billion.  Market  capitalization  is measured  at the time of initial  purchase.  Some of these  securities  may be acquired in IPOs.  Normally,  the  Portfolio invests at least 80% of its net assets in stocks  that have a high cash  dividend or payout  yield  relative to the market.
Payout yield is defined as dividend yield plus net share repurchases.

         In addition to these  principal  investments,  the  Portfolio  can invest up to 20% of its total assets in foreign securities.  It also may invest in stocks that don't pay dividends,  but have growth  potential  unrecognized by the market or changes in business or management that indicate growth potential.

Temporary Investments:

         In periods of uncertain market and economic  conditions,  the Portfolio may assume a defensive position with up to
100% of its assets  temporarily  held in cash. While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective may be limited.

AST COHEN & STEERS REALTY PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to maximize  total return through  investment in real estate securities.

Principal Investment Policies and Risks:

     The Portfolio will have a non-fundamental  policy to invest, under normal circumstances,  at least 80% of the value of its assets in securities of real estate  related  issuers.  The Portfolio  pursues its  investment  objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

     Generally, the equity securities of real estate related issuers will consist of:

o        common stocks (including shares in real estate investment trusts),
o        rights or warrants to purchase common stocks,
o        securities  convertible into common stocks where the conversion feature  represents,  in the Sub-advisor's view, a significant element of the securities' value, and
o        preferred stocks.

     Real estate related issuers include  companies that derive at least 50% of revenues from the ownership,  construction, financing,  management  or sale of real  estate  or that have at least 50% of assets  in real  estate.  The  Portfolio  may invest up to 10% of its total assets in securities of foreign real estate companies.

         Real estate  companies  may include real estate  investment  trusts  ("REITs").  REITs pool  investors'  funds for investment  primarily in income  producing  real estate or real estate  related loans or interests.  REITs can generally be classified  as Equity REITs,  Mortgage  REITs and Hybrid  REITs.  Equity  REITs,  which invest the majority of their assets directly in real  property,  derive their income  primarily  from rents.  Equity  REITs can also realize  capital  gains or losses by selling  properties.  Mortgage REITs, which invest the majority of their assets in real estate mortgages,  derive their  income  primarily  from  interest  payments.  Hybrid  REITs  combine the  characteristics  of both Equity  REITs and
Mortgage REITs.

         As a fund that invests primarily in equity securities,  the Portfolio will be subject to many of the same risks as other equity funds.  The Portfolio also will be subject to certain risks related  specifically  to real estate  securities, and may be subject to greater risk and share price  fluctuation  than other equity funds  because of the  concentration  of its investments in a single industry.

         While the Portfolio will not invest in real estate  directly,  securities of real estate  companies may be subject to risks  similar to those  associated  with the direct  ownership of real estate.  These  include risks related to general and local economic  conditions,  dependence on management  skill,  heavy cash flow  dependency,  possible lack of available mortgage  funds,  overbuilding,  extended  vacancies of  properties,  increases in property  taxes and operating  expenses, changes in zoning laws,  losses due to costs  resulting  from  environmental  problems,  casualty or  condemnation  losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

         In general,  Equity REITs may be affected by changes in the value of the underlying  property owned by the trusts, while  Mortgage  REITs may be affected by the  quality of any credit  extended.  In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

         Non-Diversified  Status.  The  Portfolio is classified as a  "non-diversified"  investment  company under the 1940
Act,  which means the Portfolio is not limited by the  Investment  Company Act of 1940 in the proportion of its assets that may be invested in the  securities  of a single  issuer.  However,  the Portfolio  intends to meet certain  diversification standards  under the Internal  Revenue Code that must be met to relieve the Portfolio of liability  for Federal  income tax if its  earnings  are  distributed  to  shareholders.  As a  non-diversified  fund,  a  price  decline  in  any  one of the
Portfolio's  holdings may have a greater effect on the  Portfolio's  value than on the value of a fund that is more broadly diversified.

Other Investments:

         The  Portfolio  may write (sell) put and covered call options and purchase put and call options on  securities  or stock indices that are listed on a national  securities or commodities  exchange.  The Portfolio may buy and sell financial futures  contracts,  stock and bond  index  futures  contracts,  foreign  currency  futures  contracts  and  options on the foregoing.  The Portfolio may enter into forward  foreign  currency  exchange  contracts in connection with its investments in foreign  securities.  The  Portfolio  may also enter into short sales,  which are  transactions  in which the  Portfolio sells a  security  it does not own at the time of the sale in  anticipation  that the  market  price of the  security  will decline.  The Sub-advisor expects that the Portfolio will use these techniques on a relatively infrequent basis.

         Additional  information  about these  techniques and their risks is included below under "Certain Risk Factors and
Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes  that  market or general  economic  conditions  justify a temporary  defensive  position,  the Portfolio  will invest all or a portion of its assets in high-grade  debt  securities, including corporate debt securities,  U.S. government securities,  and short-term money market instruments,  without regard to whether the issuer is a real  estate  company.  While the  Portfolio  is in a defensive  position,  the  opportunity  to achieve its  investment  objective of maximum total return will be limited.  The  Portfolio may also invest funds  awaiting investment or funds held to satisfy  redemption  requests or to pay dividends and other  distributions  to  shareholders in short-term money market instruments.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to maximize  total return,  consistent  with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in fixed income  securities.  The 80% investment  requirement  applies at the time the Portfolio  invests its assets.  Fixed income securities include:

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S. issuers,  including convertible securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
o        derivative instruments, including swap agreements; and
o        obligations of international agencies or supranational entities.

         Portfolio  holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity)  that the  Sub-advisor  believes  to be  relatively  undervalued.  In  selecting  fixed  income  securities,  the
Sub-advisor  uses economic  forecasting,  interest  rate  anticipation,  credit and call risk  analysis,  foreign  currency exchange rate forecasting,  and other securities selection  techniques.  The proportion of the Portfolio's assets committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other factors.  The management of duration (a measure of a fixed income security's  expected life that incorporates its yield,  coupon interest  payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a three- to six-year time frame based on the Sub-advisor's  forecast for interest rates.  The Portfolio may invest up to 10% of its assets in fixed income  securities that are rated below  investment grade
("junk bonds") but are rated B or higher by Moody's Investors Services,  Inc.  ("Moody's") or Standard & Poor's Corporation
("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that  obtained by a portfolio  investing in equity  securities.  At the same  time,  the risk and  price  fluctuation  of a fixed  income  fund is  expected  to be less than that of an equity portfolio,  so that a fixed income portfolio is generally  considered to be a more conservative  investment.  However,  the
Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities  (including  various  types of mortgage-backed and asset-backed  securities) and engage in a number of investment practices  (including futures,  options, swaps and dollar  rolls) as described  below,  that many other fixed income funds do not  utilize.  These  investments  and practices  are designed to increase the  Portfolio's  return or hedge its  investments,  but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest  rates,  market  conditions,  investor  confidence  and  announcements  of  economic,  political  or  financial information.  Generally,  the value of fixed  income  securities  will change  inversely  with  changes in market  interest rates.  As interest rates rise,  market value tends to decrease.  This risk will be greater for long-term  securities  than for short-term  securities.  Certain  mortgage-backed and asset-backed  securities and derivative  instruments in which the
Portfolio may invest may be particularly  sensitive to changes in interest  rates.  The Portfolio is also subject to credit risk,  which is the possibility  that an issuer of a security (or a counterparty to a derivative  contract) will default or become  unable to meet its  obligation.  Generally,  the lower the  rating of a  security,  the higher its degree of credit risk.

         The following  paragraphs  describe some specific types of fixed-income  investments that the Portfolio may invest in,  and some of the  investment  practices  that the  Portfolio  will  engage  in.  More  information  about some of these investments,  including futures, options and mortgage-backed and asset-backed securities,  is included below under "Certain
Risk Factors and Investment Methods."

         U.S. Government  Securities.  The Portfolio may invest in various types of U.S. Government  securities,  including those that are  supported by the full faith and credit of the United  States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are  supported  by the  discretionary  authority of the U.S.
Government  to  purchase  the  agency's  obligations;  and  still  others  that are  supported  only by the  credit  of the instrumentality.

         Corporate  Debt  Securities.  Corporate debt  securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with warrants attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange  rates between the U.S. dollar and a foreign currency or currencies.

         While the  Sub-advisor  may regard some  countries  or  companies  as  favorable  investments,  pure fixed  income opportunities  may be  unattractive  or limited due to  insufficient  supply or legal or  technical  restrictions.  In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate  Securities.  Variable and floating rate securities  provide for a periodic  adjustment in the interest rate paid on the  obligations.  The interest rates on these  securities  are tied to other interest  rates, such as  money-market  indices or  Treasury  bill  rates,  and reset  periodically.  While  these  securities  provide  the
Portfolio  with a certain  degree of  protection  against  losses  caused by rising  interest  rates,  they will  cause the
Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed   Bonds.   Inflation-indexed  bonds  are  fixed  income  securities  whose  principal  value  is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on typical bonds.  Over the life of the bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the bonds is not  guaranteed,  and will  fluctuate.  The  Portfolio  may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific  "trigger" event, such as a hurricane,  earthquake or other physical or weather-related  phenomenon.  Some event-linked  bonds are commonly referred to as "catastrophe  bonds." If the trigger event occurs,  the  Portfolio may lose all or a portion of the amount it invested in the bond.  Event-linked  bonds often  provide for an extension of maturity to process and audit loss claims  where a trigger  event has, or possibly  has, occurred.  An extension of maturity may increase  volatility.  Event-linked  bonds may also expose the Portfolio to certain unanticipated  risks  including  credit  risk,  adverse  regulatory  or  jurisdictional  interpretations,  and  adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

         Mortgage-Related   and  Other   Asset-Backed   Securities.   The  Portfolio  may  invest  all  of  its  assets  in
mortgage-backed  and other  asset-backed  securities,  including  collateralized  mortgage  obligations.  The value of some mortgage-backed  and  asset-backed  securities in which the Portfolio  invests may be particularly  sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements and Dollar Rolls. In addition to entering into reverse  repurchase  agreements (as described  below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a  dollar  roll,  the  Portfolio  sells  mortgage-backed  or  other  securities  for  delivery  in the  current  month  and simultaneously  contracts to purchase  substantially  similar  securities on a specified future date. The Portfolio forgoes principal and interest paid on the  securities  sold in a dollar roll,  but the Portfolio is  compensated by the difference between the sales price and the lower price for the future  purchase,  as well as by any interest earned on the proceeds of the  securities  sold.  The  Portfolio  also could be  compensated  through the receipt of fee income.  Reverse  repurchase agreements  and  dollar  rolls can be  viewed  as  collateralized  borrowings  and,  like  other  borrowings,  will tend to exaggerate  fluctuations  in Portfolio's  share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign currencies and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign  issuers.  The Portfolio may invest  up to  10%  of  its  assets  in  securities  of  issuers  based  in  developing  countries  (as  determined  by the
Sub-advisor).  The Portfolio may buy and sell foreign  currency  futures  contracts and options on foreign  currencies  and foreign currency futures  contracts,  and enter into forward foreign currency exchange contracts for the purpose of hedging currency  exchange risks arising from the  Portfolio's  investment or anticipated  investment in securities  denominated in foreign  currencies.  The Funds may also use foreign currency  options and foreign  currency forward  contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         Short Sales  "Against the Box." The Portfolio  may sell  securities  short  "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase and write call and put options on  securities,  securities indices and on foreign  currencies.  The  Portfolio  may invest in interest  rate futures  contracts,  stock index  futures contracts  and foreign  currency  futures  contracts  and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign  currencies,  interest  rates and  securities  indices.  The Portfolio may use these  techniques to hedge  against  changes in interest  rates,  currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion  of futures and options and their risks,  see this  Prospectus  under  "Certain  Risk Factors and
Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio  may enter into  interest  rate,  index,  credit and currency  exchange rate swap agreements  for the purposes of  attempting  to obtain a desired  return at a lower cost than if the Portfolio had invested directly  in an  instrument  that  yielded  the  desired  return.  The  Portfolio  may  also  enter  into  options  on swap agreements.  A swap  option is a  contract  that gives a  counterparty  the right  (but not the  obligation)  in return for payment of a premium,  to enter into a new swap  agreement or to shorten,  extend,  cancel or otherwise  modify an existing swap agreement,  at some designated  future time on specified terms.  Swap agreements are two-party  contracts entered into primarily by  institutional  investors  for periods  ranging from a few weeks to more than one year.  In a standard  "swap"
transaction,  the two parties  agree to exchange the returns (or  differentials  in rates of return)  earned or realized on particular  investments or  instruments.  The returns to be exchanged  between the parties are calculated with respect to a
"notional  amount," i.e., a specified  dollar amount that is  hypothetically  invested at a particular  interest rate, in a particular  foreign  currency,  or in a  "basket"  of  securities  representing  a  particular  index.  Commonly  used swap agreements  include  interest  rate caps,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest rates fall below a specified  level or
"floor";  and interest rate  collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The  Portfolio  may enter into  credit  default  swap  agreements.  The  "buyer" in a credit  default  contract is obligated  to pay the  "seller" a periodic  stream of  payments  over the term of the  contract  provided  that no event of default on an underlying  reference  obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full  notional  value,  or "par value," of the  reference  obligation  in exchange for the  reference  obligation.  The
Portfolio  may be either the buyer or seller in a credit  default  swap  transaction.  If the  Portfolio  is a buyer and no event of default  occurs,  the Portfolio  will lose its  investment and recover  nothing.  However,  if an event of default occurs,  the  Portfolio  (if the buyer) will receive the full  notional  value of the  reference  obligation  that may have little or no value.  As a seller,  the  Portfolio  receives a fixed  rate of income  throughout  the term of the  contract, which  typically is between six months and three years,  provided  that there is no default  event.  If an event of default occurs,  the  seller  must pay the  buyer  the full  notional  value  of the  reference  obligation.  Credit  default  swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

         Under most swap  agreements  entered into by the  Portfolio,  the parties'  obligations  are  determined on a "net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap  agreements  will be successful  will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater  returns than other  investments.  Moreover,  the
Portfolio  may not receive the expected  amount  under a swap  agreement  if the other party to the  agreement  defaults or becomes bankrupt.  The swaps market is relatively new and is largely unregulated.

         For purposes of applying the Portfolio's  investment  policies and  restrictions (as stated in this Prospectus and the  Trust's  SAI) swap  agreements  are  generally  valued by the  Portfolios  at  market  value.  In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default  protection),  however, the Portfolio will generally  value the swap at its notional  amount.  The manner in which certain  securities or other  instruments  are valued by the  Portfolios  for  purposes of applying  investment  policies and  restrictions  may differ from the manner in which those investments are valued by other types of investors.

         Collateralized  Debt Obligations.  The Portfolio may invest in  collateralized  debt obligations  ("CDOs"),  which
includes  collateralized  bond  obligations  ("CBOs"),   collateralized  loan  obligations  ("CLOs")  and  other  similarly structured  securities.  CBOs  and CLOs are  types  of  asset-backed  securities.  A CBO is a trust  which is  backed  by a diversified pool of high risk, below investment grade fixed income  securities.  A CLO is a trust typically  collateralized by a pool of loans,  which may include,  among others,  domestic and foreign senior secured loans,  senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs,  the  cashflows  from the trust are  split  into two or more  portions,  called  tranches, varying in risk and yield.  The riskiest  portion is the "equity"  tranche  which bears the bulk of defaults from the bonds or loans in the trust and serves to  protect  the other,  more  senior  tranches  from  default in all but the most  severe circumstances.  Since it is partially  protected  from defaults,  a senior tranche from a CBO trust or CLO trust  typically have higher ratings and lower yields than their  underlying  securities,  and can be rated  investment  grade.  Despite the protection  from the equity  tranche,  CBO or CLO  tranches  can  experience  substantial  losses  due to actual  defaults, increased  sensitivity to defaults due to collateral default and disappearance of protecting tranches,  market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

         The risks of an investment in a CDO depend largely on the type of the  collateral  securities and the class of the
CDO in which a Fund  invests.  Normally,  CBOs,  CLOs and other CDOs are  privately  offered  and sold,  and thus,  are not registered  under  the  securities  laws.  As a result,  investments  in CDOs may be  characterized  by the  Portfolios  as illiquid  securities,  however  an active  dealer  market  may  exist  for CDOs  allowing  a CDO to  qualify  for Rule 144A transactions.  In  addition to the normal  risks  associated  with fixed  income  securities  discussed  elsewhere  in this
Prospectus and the Trust's SAI (e.g.,  interest rate risk and default risk),  CDOs carry additional  risks  including,  but are not  limited  to: (i) the  possibility  that  distributions  from  collateral  securities  will not be adequate to make interest or other  payments;  (ii) the quality of the collateral  may decline in value or default;  (iii) the Portfolio may invest in CDOs that are  subordinate  to other  classes;  and (iv) the complex  structure  of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to maximize  total return,  consistent  with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in fixed income  securities.  The 80% investment  requirement  applies at the time the Portfolio  invests its assets.  Fixed income securities include:

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S. issuers,  including convertible securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
o        obligations of international agencies or supranational entities.

         Portfolio  holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity)  that the  Sub-advisor  believes  to be  relatively  undervalued.  In  selecting  fixed  income  securities,  the
Sub-advisor  uses economic  forecasting,  interest  rate  anticipation,  credit and call risk  analysis,  foreign  currency exchange rate forecasting,  and other securities selection  techniques.  The proportion of the Portfolio's assets committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other factors.  The management of duration (a measure of a fixed income security's  expected life that incorporates its yield,  coupon interest  payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a one- to three-year time frame based on the Sub-advisor's  forecast for interest rates.  The Portfolio may invest up to 10% of its assets in fixed income  securities that are rated below  investment grade
("junk bonds") but are rated B or higher by Moody's Investors Services,  Inc.  ("Moody's") or Standard & Poor's Corporation
("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that  obtained by a portfolio  investing in equity  securities.  At the same  time,  the risk and  price  fluctuation  of a fixed  income  fund is  expected  to be less than that of an equity portfolio,  so that a fixed income portfolio is generally  considered to be a more conservative  investment.  However,  the
Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities  (including  various  types of mortgage-backed and asset-backed  securities) and engage in a number of investment practices (including futures,  swaps and dollar rolls) as described below,  that many other fixed income funds do not utilize.  These  investments and practices are designed to increase the Portfolio's  return or hedge its investments,  but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest  rates,  market  conditions,  investor  confidence  and  announcements  of  economic,  political  or  financial information.  Generally,  the value of fixed  income  securities  will change  inversely  with  changes in market  interest rates.  As interest rates rise,  market value tends to decrease.  This risk will be greater for long-term  securities  than for short-term  securities.  Therefore,  the Portfolio's share price is expected to fluctuate less than the AST PIMCO Total
Return Bond Portfolio,  because its average duration will be shorter.  Certain  mortgage-backed and asset-backed securities and derivative  instruments in which the Portfolio may invest may be  particularly  sensitive to changes in interest rates.
The Portfolio is also subject to credit risk,  which is the possibility  that an issuer of a security (or a counterparty to a  derivative  contract)  will  default  or become  unable to meet its  obligation.  Generally,  the lower the  rating of a security, the higher its degree of credit risk.

         The following  paragraphs  describe some specific types of fixed-income  investments that the Portfolio may invest in,  and some of the  investment  practices  that the  Portfolio  will  engage  in.  More  information  about some of these investments,  including futures, options and mortgage-backed and asset-backed securities,  is included below under "Certain
Risk Factors and Investment Methods."

         U.S. Government  Securities.  The Portfolio may invest in various types of U.S. Government  securities,  including those that are  supported by the full faith and credit of the United  States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are  supported  by the  discretionary  authority of the U.S.
Government  to  purchase  the  agency's  obligations;  and  still  others  that are  supported  only by the  credit  of the instrumentality.

         Corporate  Debt  Securities.  Corporate debt  securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with warrants attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange  rates between the U.S. dollar and a foreign currency or currencies.

         While the  Sub-advisor  may regard some  countries  or  companies  as  favorable  investments,  pure fixed  income opportunities  may be  unattractive  or limited due to  insufficient  supply or legal or  technical  restrictions.  In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate  Securities.  Variable and floating rate securities  provide for a periodic  adjustment in the interest rate paid on the  obligations.  The interest rates on these  securities  are tied to other interest  rates, such as  money-market  indices or  Treasury  bill  rates,  and reset  periodically.  While  these  securities  provide  the
Portfolio  with a certain  degree of  protection  against  losses  caused by rising  interest  rates,  they will  cause the
Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed   Bonds.   Inflation-indexed  bonds  are  fixed  income  securities  whose  principal  value  is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on typical bonds.  Over the life of the bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the bonds is not  guaranteed,  and will  fluctuate.  The  Portfolio  may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific  "trigger" event, such as a hurricane,  earthquake or other physical or weather-related  phenomenon.  Some event-linked  bonds are commonly referred to as "catastrophe  bonds." If the trigger event occurs,  the  Portfolio may lose all or a portion of the amount it invested in the bond.  Event-linked  bonds often  provide for an extension of maturity to process and audit loss claims  where a trigger  event has, or possibly  has, occurred.  An extension of maturity may increase  volatility.  Event-linked  bonds may also expose the Portfolio to certain unanticipated  risks  including  credit  risk,  adverse  regulatory  or  jurisdictional  interpretations,  and  adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

         Mortgage-Related   and  Other   Asset-Backed   Securities.   The  Portfolio  may  invest  all  of  its  assets  in
mortgage-backed  and  other  asset-backed   securities,   including   collateralized   mortgage  obligations  and  stripped
mortgage-backed  securities.  The value of some mortgage-backed and asset-backed  securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements and Dollar Rolls. In addition to entering into reverse  repurchase  agreements (as described  below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a  dollar  roll,  the  Portfolio  sells  mortgage-backed  or  other  securities  for  delivery  in the  current  month  and simultaneously  contracts to purchase  substantially  similar  securities on a specified future date. The Portfolio forgoes principal and interest paid on the  securities  sold in a dollar roll,  but the Portfolio is  compensated by the difference between the sales price and the lower price for the future  purchase,  as well as by any interest earned on the proceeds of the  securities  sold.  The  Portfolio  also could be  compensated  through the receipt of fee income.  Reverse  repurchase agreements  and  dollar  rolls can be  viewed  as  collateralized  borrowings  and,  like  other  borrowings,  will tend to exaggerate  fluctuations  in Portfolio's  share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign currencies and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign  issuers.  The Portfolio may buy and sell foreign currency futures contracts and options on foreign  currencies and foreign currency futures  contracts, and enter into forward  foreign  currency  exchange  contracts for the purpose of hedging  currency  exchange risks arising from the Portfolio's investment or anticipated  investment in securities  denominated in foreign currencies.  The Funds may also use foreign currency options and foreign currency forward  contracts to increase  exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         Short Sales  "Against the Box." The Portfolio  may sell  securities  short  "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase and write call and put options on  securities,  securities indices and on foreign  currencies.  The  Portfolio  may invest in interest  rate futures  contracts,  stock index  futures contracts  and foreign  currency  futures  contracts  and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign  currencies,  interest  rates and  securities  indices.  The Portfolio may use these  techniques to hedge  against  changes in interest  rates,  currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion  of futures and options and their risks,  see this  Prospectus  under  "Certain  Risk Factors and
Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio  may enter into  interest  rate,  index,  credit and currency  exchange rate swap agreements  for the purposes of  attempting  to obtain a desired  return at a lower cost than if the Portfolio had invested directly  in an  instrument  that  yielded  the  desired  return.  The  Portfolio  may  also  enter  into  options  on swap agreements.  A swap  option is a  contract  that gives a  counterparty  the right  (but not the  obligation)  in return for payment of a premium,  to enter into a new swap  agreement or to shorten,  extend,  cancel or otherwise  modify an existing swap agreement,  at some designated  future time on specified terms.  Swap agreements are two-party  contracts entered into primarily by  institutional  investors  for periods  ranging from a few weeks to more than one year.  In a standard  "swap"
transaction,  the two parties  agree to exchange the returns (or  differentials  in rates of return)  earned or realized on particular  investments or  instruments.  The returns to be exchanged  between the parties are calculated with respect to a
"notional  amount," i.e., a specified  dollar amount that is  hypothetically  invested at a particular  interest rate, in a particular  foreign  currency,  or in a  "basket"  of  securities  representing  a  particular  index.  Commonly  used swap agreements  include  interest  rate caps,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest rates fall below a specified  level or
"floor";  and interest rate  collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The  Portfolio  may enter into  credit  default  swap  agreements.  The  "buyer" in a credit  default  contract is obligated  to pay the  "seller" a periodic  stream of  payments  over the term of the  contract  provided  that no event of default on an underlying  reference  obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full  notional  value,  or "par value," of the  reference  obligation  in exchange for the  reference  obligation.  The
Portfolio  may be either the buyer or seller in a credit  default  swap  transaction.  If the  Portfolio  is a buyer and no event of default  occurs,  the Portfolio  will lose its  investment and recover  nothing.  However,  if an event of default occurs,  the  Portfolio  (if the buyer) will receive the full  notional  value of the  reference  obligation  that may have little or no value. As a seller, the Portfolio  receives a fixed rate of income throughout the term of the contract,  which typically is between six months and three years,  provided that there is no default event.  If an event of default  occurs, the seller must pay the buyer the full  notional  value of the  reference  obligation.  Credit  default  swap  transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

         Under most swap  agreements  entered into by the  Portfolio,  the parties'  obligations  are  determined on a "net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap  agreements  will be successful  will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater  returns than other  investments.  Moreover,  the
Portfolio  may not receive the expected  amount  under a swap  agreement  if the other party to the  agreement  defaults or becomes bankrupt.  The swaps market is relatively new and is largely unregulated.

         For purposes of applying the Portfolio's  investment  policies and  restrictions (as stated in this Prospectus and the  Trust's  SAI) swap  agreements  are  generally  valued by the  Portfolios  at  market  value.  In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default  protection),  however, the Portfolio will generally  value the swap at its notional  amount.  The manner in which certain  securities or other  instruments  are valued by the  Portfolios  for  purposes of applying  investment  policies and  restrictions  may differ from the manner in which those investments are valued by other types of investors.

         Collateralized  Debt Obligations.  The Portfolio may invest in  collateralized  debt obligations  ("CDOs"),  which
includes  collateralized  bond  obligations  ("CBOs"),   collateralized  loan  obligations  ("CLOs")  and  other  similarly structured  securities.  CBOs  and CLOs are  types  of  asset-backed  securities.  A CBO is a trust  which is  backed  by a diversified pool of high risk, below investment grade fixed income  securities.  A CLO is a trust typically  collateralized by a pool of loans,  which may include,  among others,  domestic and foreign senior secured loans,  senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs,  the  cashflows  from the trust are  split  into two or more  portions,  called  tranches, varying in risk and yield.  The riskiest  portion is the "equity"  tranche  which bears the bulk of defaults from the bonds or loans in the trust and serves to  protect  the other,  more  senior  tranches  from  default in all but the most  severe circumstances.  Since it is partially  protected  from defaults,  a senior tranche from a CBO trust or CLO trust  typically have higher ratings and lower yields than their  underlying  securities,  and can be rated  investment  grade.  Despite the protection  from the equity  tranche,  CBO or CLO  tranches  can  experience  substantial  losses  due to actual  defaults, increased  sensitivity to defaults due to collateral default and disappearance of protecting tranches,  market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the  collateral  securities and the class of the CDO in which a Fund  invests.  Normally,  CBOs,  CLOs and  other  CDOs are  privately  offered  and  sold,  and  thus,  are not registered  under  the  securities  laws.  As a result,  investments  in CDOs may be  characterized  by the  Portfolios  as illiquid  securities,  however  an active  dealer  market  may  exist  for CDOs  allowing  a CDO to  qualify  for Rule 144A transactions.  In  addition to the normal  risks  associated  with fixed  income  securities  discussed  elsewhere  in this
Prospectus and the Trust's SAI (e.g.,  interest rate risk and default risk),  CDOs carry additional  risks  including,  but are not  limited  to: (i) the  possibility  that  distributions  from  collateral  securities  will not be adequate to make interest or other  payments;  (ii) the quality of the collateral  may decline in value or default;  (iii) the Portfolio may invest in CDOs that are  subordinate  to other  classes;  and (iv) the complex  structure  of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

PORTFOLIO TURNOVER:

         Each  Portfolio may sell its portfolio  securities,  regardless of the length of time that they have been held, if the Sub-advisor  and/or the Investment  Manager  determines that it would be in the Portfolio's  best interest to do so. It may be appropriate to buy or sell portfolio  securities due to economic,  market,  or other factors that are not within the
Sub-advisor's or Investment  Manager's  control.  Such  transactions  will increase a Portfolio's  "portfolio  turnover." A
100%  portfolio  turnover rate would occur if all of the securities in a portfolio of  investments  were replaced  during a given period.

         Although  turnover rates may vary  substantially  from year to year, the following  Portfolios had annual rates of turnover exceeding 100% as of December 31, 2003:

         AST State Street Research Small-Cap Growth Portfolio
         AST DeAM Small-Cap Growth Portfolio
         AST DeAM Small-Cap Value Portfolio
         AST Neuberger Berman Mid-Cap Growth Portfolio
         AST Alger All-Cap Growth Portfolio
         AST MFS Growth Portfolio
         AST DeAM Large-Cap Value Portfolio
         AST Hotchkis & Wiley Large-Cap Value Portfolio
         AST American Century Strategic Balanced Portfolio

         A high rate of  portfolio  turnover  involves  correspondingly  higher  brokerage  commission  expenses  and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

..........The net asset  value per share  ("NAV") of each  Portfolio  is  determined  as of the time of the close of regular trading on the New York Stock  Exchange (the "NYSE")  (which is normally 4:00 p.m.  Eastern Time) on each day that the NYSE is open for  business.  NAV is determined by dividing the value of a Portfolio's  total assets,  less any  liabilities,  by the  number of total  shares of that  Portfolio  outstanding.  In  general,  the  assets of each are valued on the basis of market  quotations.  However,  in certain  circumstances  where market quotations are not readily available or are believed to be  inaccurate,  assets are valued by methods that are believed to accurately  reflect their fair value.  Because NAV is calculated and purchases may be made only on business days, and because  securities  traded on foreign  exchanges may trade on other days, the value of a Portfolio's investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

..........Purchases of shares of the Portfolios may be made only by separate accounts of Participating  Insurance  Companies for the purpose of investing  assets  attributable  to variable  annuity  contracts  and variable life  insurance  policies
("Contractholders"),  or by qualified plans. The separate  accounts of the Participating  Insurance  Companies place orders to purchase and redeem  shares of the Trust based on,  among other  things,  the amount of premium  payments to be invested and the amount of surrender  and  transfer  requests to be effected on that day under the variable  annuity  contracts  and variable  life  insurance  policies.  Orders are  effected on days on which the NYSE is open for trading.  Orders  received before the  regular  trading on the NYSE  (which is  normally  4:00 P.M.  Eastern  Standard  Time) are  effected at the NAV determined  as of the NYSE  close  on that  same  day.  Orders  received  after  the NYSE  close  are  effected  at the NAV calculated  the next business day.  Payment for  redemptions  will be made within seven days after the request is received.
The  Trust  does not  assess  any  transaction  or other  surrender  fees,  either  when it  sells or when it  redeems  its securities.  However,  surrender  charges,  mortality  and  expense  risk  fees  and  other  charges  may  be  assessed  by
Participating  Insurance Companies under the variable annuity contracts or variable life insurance  policies.  Please refer to the prospectuses for the variable annuity  contracts and variable  insurance  policies for further  information on these fees.

The Portfolios offered by the Trust are not designed to provide  Contractholders  with a means of speculating on short-term market  movements.  Frequent trading by  Contractholders  may, under certain  circumstances,  disrupt the management of the
Portfolios,  negatively  affect the Portfolios'  performance and increase  transaction costs for all  Contractholders.  The
Participating  Insurance  Companies  maintain  the  individual  Contractholder  records and submit to the  Portfolios  only aggregate orders combining the transactions of many  Contractholders.  The Portfolios  themselves  generally cannot monitor trading by particular  Contractholders.  The vast majority of the assets of the  Portfolios  are held in separate  accounts
of  the  American  Skandia  Life  Assurance  Corporation  ("ASLAC"),   which  imposes  restrictions  on  transfers  by  its
Contractholders.  For more information  about the limits,  please see the prospectus for your variable  contract or contact your insurance company.

..........As of the date of this  Prospectus,  American  Skandia Life Assurance  Corporation  ("ASLAC") and Kemper Investors
Life  Insurance  Company are the only  Participating  Insurance  Companies  Certain  conflicts  of interest  may arise as a result of investment in the Trust by various insurance  companies for the benefit of their  Contractholders  and by various qualified  plans.  These  conflicts  could arise  because of  differences  in the tax  treatment of the various  investors, because of actions of the Participating  Insurance  Companies and/or the qualified plans, or other reasons.  The Trust does not currently  expect that any material  conflicts of interest  will arise.  Nevertheless,  the Trustees  intend to monitor events in order to identify any material  irreconcilable  conflicts and to determine what action,  if any,  should be taken in  response  to such  conflicts.  Should  any  conflict  arise  that would  require a  substantial  amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment  Managers:  ASISI,  One Corporate Drive,  Shelton,  Connecticut,  has served as Investment  Manager to the Trust since 1992, and serves as co-investment  manager to a total of 60 investment company  portfolios  (including the Portfolios of the Trust).  ASISI serves as co-manager of the Trust along with  Prudential  Investments LLC ("PI") (each an "Investment
Manager" and together the  "Investment  Managers").  PI is located at Gateway Center Three,  100 Mulberry  Street,  Newark,
New Jersey,  and also serves as investment  manager to the investment  companies that comprise the Prudential mutual funds.
As co-manager,  PI also provides supervision and oversight of ASISI's investment  management  responsibilities with respect to the Trust.

..........The Trust's Investment  Management  Agreements,  on behalf of each Portfolio,  with ASISI and PI, (the "Management
Agreements"),  provide that the  Investment  Managers will furnish each  applicable  Portfolio with  investment  advice and administrative  services  subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable  Portfolio.  The Investment  Managers have engaged  Sub-advisors to conduct the investment  programs of each
Portfolio,  including the purchase,  retention and sale of portfolio  securities.  The Investment  Managers are responsible for  monitoring  the  activities of the  Sub-advisors  and reporting on such  activities  to the Trustees.  The  Investment
Managers must also provide, or obtain and supervise, the executive,  administrative,  accounting,  custody,  transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an  exemption  from the  Securities  and Exchange  Commission  that permits the  Investment
Managers,  subject to approval by the Board of Trustees of the Trust, to change  sub-advisors  for a Portfolio and to enter into new  sub-advisory  agreements,  without  obtaining  shareholder  approval of the  changes.  This  exemption  (which is similar to  exemptions  granted to other  investment  companies  that are  organized  in a similar  manner as the Trust) is intended to facilitate the efficient  supervision  and management of the  Sub-advisors  by the Investment  Managers and the
Trustees.

Sub-advisors:

         American Century  Investment  Management,  Inc.  ("American  Century"),  American Century Tower, 4500 Main Street,
Kansas City,  Missouri  64111,  serves as  Sub-advisor  for the AST American  Century Income & Growth  Portfolio.  American
Century has been providing  investment advisory services to investment  companies and institutional  clients since 1958. As of December 31, 2003, American Century and its affiliates managed assets totaling approximately $87.4 billion.

         American Century utilizes a team of portfolio managers,  assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.

         The portfolio manager members of the portfolio team responsible for the day-to-day  management of the AST American
Century  Income & Growth  Portfolio are John  Schniedwind,  Jeffrey R. Tyler and Thomas  Vaiana.  Mr.  Schniedwind is Chief
Investment  Officer -  Quantitative  Equity for American  Century,  and has been with American  Century since 1982. He is a
CFA  charterholder.  Mr. Tyler,  Senior Vice President and Senior  Portfolio  Manager,  joined American Century in 1988. He is a CFA  charterholder.  Mr.  Vaiana,  Portfolio  Manager,  has been a member  of the team  that  manages  the Fund  since
February 2001. He joined  American  Century in February 1997 as a Credit  Analyst and was promoted to Portfolio  Manager in
August 2000.

         Cohen & Steers Capital  Management,  Inc. ("Cohen & Steers"),  757 Third Avenue, New York, New York 10017, acts as the  Sub-advisor  for the AST Cohen & Steers  Realty  Portfolio.  Cohen & Steers is the leading U.S.  manager of portfolios dedicated to  investments  in real estate  investment  trusts  ("REITS").  As of December 31, 2003,  Cohen & Steers managed approximately $11.7 billion in assets.

         Robert H. Steers,  and Martin Cohen,  Co-Chairmen and Co-Chief Executive  Officers,  formed Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception.

         Deutsche Asset Management,  Inc. ("DAMI"), 345 Park Avenue, New York, New York 10154, serves as Sub-advisor to the
AST DeAM Small-Cap  Growth  Portfolio.  DAMI was founded in 1838 as Morgan Grenfell Inc. and has provided asset  management services  since 1953.  As of  December  31,  2003,  as part of Deutsche  Asset  Management  group  ("DeAM"),  DAMI  managed approximately $41 billion of DeAM Americas' $305.8 billion in assets.

         Janet Campagna and Robert Wang are the  co-portfolio  managers for the AST DeAM Small-Cap  Growth  Portfolio since
May 2003. Ms.  Campagna,  a Managing  Director,  joined DAMI in 1999 and is head of global and tactical  asset  allocation.
Prior to joining  DAMI,  she served as  investment  strategist  and manager of the asset  allocation  strategies  group for
Barclays Global Investors from 1994 to 1999. Mr. Wang, a Managing  Director,  joined DAMI in 1995 as portfolio  manager for asset allocation and serves as senior portfolio manager for multi asset class quantitative strategies.

         Fred Alger Management,  Inc.  ("Alger"),  111 Fifth Avenue, New York, NY 10003,  serves as Sub-advisor for the AST
Alger  All-Cap  Growth  Portfolio.  Alger has been an investment  advisor  since 1964,  and as of December 31, 2003 managed mutual fund and other assets totaling approximately $10.9 billion.

         Fred M. Alger III is the chief market  strategist for the Portfolio,  overseeing the investments of the Portfolio.
Mr. Alger,  who founded Alger,  has served as Chairman of the Board since 1964,  and  co-managed all of Alger's  portfolios prior to 1995.  David Hyun is the individual  responsible for the day-to-day  management of the Portfolio and has served in that capacity since  September  2001. Mr. Hyun has been employed by Alger as an Executive  Vice President  since  September
2001,  prior to which he was  employed  by Alger as an  analyst  from 1991  until  1997,  as a Senior  Vice  President  and portfolio  manager from 1997 until June 2000, and a portfolio  manager at Oppenheimer  Funds from June 2000 until September
2001.

         Due to the impact on Alger as a result of the World Trade Center destruction on September 11, 2001,  Massachusetts
Financial  Services  Company acted as interim  Sub-Sub-advisor  in conjunction  with Alger for the AST Alger All-Cap Growth
Portfolio  from September 17, 2001 through  December 9, 2001.  Effective  December 10, 2001,  Alger resumed the role as the sole Sub-advisor for the Portfolio.

         GAMCO  Investors,  Inc.,  ("GAMCO")  with  principal  offices  located  at One  Corporate  Center,  Rye,  New York
10580-1434,  serves as  Sub-advisor  to the AST Gabelli  Small-Cap  Growth  Portfolio.  GAMCO managed  approximately  $27.6 billion in assets as of December 31, 2003 and is a wholly owned subsidiary of Gabelli Asset Management Inc.

         Mario J. Gabelli,  CFA, is primarily  responsible for the day-to-day management of the AST Gabelli Small-Cap Value
Portfolio.  Mr.  Gabelli  has managed  the AST  Gabelli  Small-Cap  Value  Portfolio  since  GAMCO  became the  Portfolio's
Sub-advisor.  Mr.  Gabelli has been Chief  Executive  Officer  and Chief  Investment  Officer of GAMCO and its  predecessor since the predecessor's inception in 1978.

         Goldman  Sachs  Asset  Management,  L.P.  ("GSAM"),  is located at 32 Old Slip,  New York,  New York  10005.  GSAM registered as an investment  advisor in 1990.  GSAM serves as investment  Sub-advisor  for the AST Goldman Sachs  Small-Cap
Value Portfolio,  the AST Goldman Sachs Mid-Cap Growth  Portfolio,  the AST Goldman Sachs  Concentrated  Growth  Portfolio.
GSAM  serves as  investment  manager  for a wide  range of clients  including  pension  funds,  foundations  and  insurance companies and individual  investors.  GSAM, along with other units of the Investment  Management Division of Goldman Sachs,
managed approximately $375.7 billion in assets as of December 31, 2003.

         Among the portfolio  managers  responsible  for management of the AST Goldman Sachs  Small-Cap Value Portfolio are
Eileen  Rominger,  Chip Otness,  Lisa Parisi and Kelly Flynn.  Ms.  Rominger,  Managing  Director,  joined Goldman Sachs as senior portfolio  manager and Chief  Investment  Officer of the Value Equity team in 1999. From 1981 to 1999, she worked at
Oppenheimer Capital,  most recently as portfolio manager. Mr. Otness,  Managing Director,  joined Goldman Sachs as a senior portfolio  manager in 2000.  From 1998 to 2000, he headed  Dolphin Asset  Management.  From 1970 to 1998, Mr. Otness worked at J.P. Morgan, most recently as a managing director and senior portfolio manager  responsible for small-cap  institutional equity  investments.  Ms.  Parisi,  Managing  Director,  joined Goldman Sachs as a portfolio  manager in August 2001.  From
December  2000 to August  2001,  she was a  portfolio  manager at John A. Levin & Co. Mr.  Flynn,  Vice  President,  joined
Goldman Sachs as a portfolio  manager in April 2002.  Prior to joining  Goldman Sachs,  Kelly spent 3 years at Lazard Asset
Management where he was a portfolio manager for Small Cap/Mid Cap Value products.

         The portfolio  managers  responsible for the day-to-day  management of the AST Goldman Sachs  Concentrated  Growth
  Portfolio and the AST Goldman Sachs Mid-Cap Growth Portfolio since Goldman Sachs became each  Portfolio's  Sub-advisor in
  November 2002 are Herbert Ehlers, David Shell, CFA, Steven M. Barry, Gregory H. Ekizian, CFA, Kenneth Berents,  Ernest C.
  Segundo,  Jr., CFA, Andrew F. Pyne, Scott Kolar, CFA and Mark D. Shattan.  Mr. Ehlers began his investment  career in the
  1960s and is a Managing  Director/Partner  of  Goldman,  Sachs & Co. He is the Chief  Investment  Officer  for the Growth
  Team. He served as CEP of Liberty  Investment  Management  ("Liberty") prior to Goldman Sachs'  acquisition of Liberty in
  1997. Mr. Ehlers joined  Liberty's  predecessor  firm,  Eagle Asset  Management,  in 1980.  Mr. Shell,  Mr. Barry and Mr.
  Ekizian are Co-Chief  Investment  Officers  and senior  portfolio  managers  for the Growth  Team.  Mr. Shell served as a senior portfolio  manager at Liberty prior to Goldman Sachs'  acquisition of Liberty and had been employed by Liberty and its  predecessor  firm since 1987. Mr. Ekizian  served as a senior  portfolio  manager at Liberty prior to Goldman Sachs'
  acquisition of Liberty and had been employed by Liberty and its  predecessor  firm since 1990.  Prior to joining  Goldman
  Sachs in 1999, Mr. Barry was a portfolio  manager at Alliance  Capital  Management  where he served for eleven years. Mr.
  Berents is a senior  portfolio  manager.  Prior to joining  Goldman  Sachs in 2000, he served for seven years as Managing
  Director and Director of Research for First Union Securities,  Inc. Mr. Segundo is a senior portfolio  manager.  Prior to
  Goldman Sachs'  acquisition of Liberty,  Mr.  Segundo served as a senior  portfolio  manager at Liberty and had been with
  Liberty and its  predecessor  firm since 1992.  Mr. Pyne is a senior  portfolio  manager and joined the firm in 1997. Mr.
  Kolar is a senior  portfolio  manager and has been with the firm since 1994.  Mr. Shattan is a senior  portfolio  manager and joined the firm in 1999.  From 1997 to 1999, Mr. Shattan was an equity research analyst for Salomon Smith Barney.

         Hotchkis and Wiley Capital  Management,  LLC  ("Hotchkis & Wiley"),  725 South  Figueroa  Street,  Suite 3900, Los
Angeles,  California  90017-5439,  serves  as the  sub-adviser  for the AST  Hotchkis  & Wiley  Large-Cap  Value  Portfolio
(formerly,  AST INVESCO  Capital  Income  Portfolio).  Hotchkis & Wiley is a  registered  investment  adviser,  the primary members of which are HWCap  Holdings,  a limited  liability  company whose  members are employees of Hotchkis & Wiley,  and
Stephens Group,  Inc. and affiliates,  which is a diversified  holding company.  As of December 31, 2003,  Hotchkis & Wiley managed approximately $9.6 billion in assets.

         Sheldon Lieberman is responsible for the day-to-day  management of the Portfolio.  Mr. Lieberman,  a principal and portfolio  manager,  joined  Hotchkis & Wiley in 1994.  Mr.  Lieberman  has managed the  Portfolio  since  Hotchkis & Wiley became the Portfolio's sub-adviser in May 2004.

         Marsico Capital  Management,  LLC ("MCM"),  located at 1200 17th Street,  Suite 1300, Denver, CO 80202,  serves as
Sub-adviser to the AST Marsico  Capital Growth  Portfolio.  MCM was organized in September 1997 as a registered  investment adviser.  MCM provides investment  management services to other mutual funds,  institutional  accounts and private accounts and, as of December 31, 2003,  had  approximately  $30.1  billion  under  management.  Thomas F. Marsico is the founder and
Chief Executive Officer of the Adviser.

         Thomas F.  Marsico is the Chief  Investment  Officer of Marsico  Capital  Management,  and manages the  investment program of the AST Marsico Capital Growth  Portfolio.  Mr. Marsico has over 20 years of experience as a securities  analyst and a portfolio  manager.  Prior to forming  Marsico  Capital,  Mr.  Marsico  served as the portfolio  manager of the Janus
Twenty Fund from January 31, 1988 through  August 11, 1997 and served in the same  capacity for the Janus Growth and Income
Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

         Massachusetts  Financial Services Company ("MFS"), which is located at 500 Boylston Street, Boston,  Massachusetts
02116,  serves as Sub-advisor for the AST MFS Growth  Portfolio.  MFS and its predecessor  organizations  have a history of money  management  dating from 1924. As of December 31, 2003, the net assets under the  management of the MFS  organization were approximately $140.3 billion.

         The portfolio  managers  responsible for the management of the AST MFS Growth  Portfolio are Stephen Pesek,  Irfan
Ali and Gregory  Locraft.  Mr. Pesek,  a Senior Vice  President of MFS, has managed the  Portfolio  since its inception and has been  employed by MFS in the  investment  management  area since 1994.  Both Mr. Ali and Mr.  Locraft  have managed the
Portfolio  since  October  2003.  Mr. Ali has been  employed  in the  investment  management  area at MFS since  1993.  Mr.
Locraft has been employed by MFS in the investment management area since 1998.

         Neuberger Berman Management Inc. ("NB Management"),  605 Third Avenue,  New York, NY 10158,  serves as Sub-advisor for the AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio  and  the AST  Neuberger  Berman  Mid-Cap  Value  Portfolio.  NB
Management and its  predecessor  firms have  specialized in the  management of mutual funds since 1950.  Neuberger  Berman,
LLC, an affiliate of NB  Management,  acts as a principal  broker in the purchase and sale of portfolio  securities for the
Portfolios  for which it serves as  Sub-advisor,  and provides NB Management  with certain  assistance in the management of the  Portfolios  without  added cost to the  Portfolios  or ASISI.  NB  Management  and its  affiliates  manage  securities accounts,  including mutual funds,  that had  approximately  $70.5 billion of assets as of December 31, 2003. NB Management is a subsidiary of Lehman Brothers Holdings Inc.

         The AST Neuberger Berman Mid-Cap Growth  Portfolio is managed by a team lead by Jon D. Brorson,  consisting of the following  lead  portfolio  managers,  each of whom has  managed the  Portfolio  since  January  2003.  Jon D.  Brorson has co-managed an equity mutual fund and managed other equity  portfolios  since 1990 at two other investment  managers,  where he also had  responsibility  for  investment  research,  sales and trading.  Kenneth J. Turek has managed or co-managed two equity mutual funds and other equity  portfolios for several other  investment  managers since 1985.  Each team member is a
Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

         The  portfolio  manager  responsible  for the  day-to-day  management of the AST  Neuberger  Berman  Mid-Cap Value
Portfolio is Andrew  Wellington and David M.  DiDomenico.  Mr.  Wellington has been managing the Portfolio  since May 2003.
Mr.  Wellington  has been with NB  Management  since  2001,  where he is  currently  a Managing  Director  and a  Portfolio
Manager.  From 2000 until 2001, Mr.  Wellington  served as a Portfolio  Manager at Pzena Investment  Management  ("Pzena").
From 1996  until  1999,  he  served as a Senior  Research  Analyst  at Pzena.  Mr.  DiDomenico  is a Vice  President  of NB
Management  and Neuberger  Berman LLC. He has been an associate  manager of the Portfolio  since  December  2003. He held a position at a private equity firm from 1999 to 2002.  Prior to 1999 he was an analyst at another investment firm.

         Pacific  Investment  Management  Company LLC ("PIMCO")  serves as Sub-advisor  for the AST PIMCO Total Return Bond
Portfolio and the AST PIMCO  Limited  Maturity  Bond  Portfolio.  PIMCO,  located at 840 Newport  Center Drive,  Suite 300,
Newport  Beach,  California  92660 is an  investment  counseling  firm  founded  in 1971.  As of  December  31,  2003,  had approximately $373.7 billion of assets under management.

         William H. Gross,  Managing  Director,  Chief  Investment  Officer and  founding  partner of PIMCO has,  since the inception of each portfolio,  led a portfolio  management team responsible for developing and implementing each portfolio's investment strategy.

         State Street Research and Management Company ("State Street"), One Financial Center, Boston,  Massachusetts 02111,
serves as Sub-advisor for the AST State Street Research  Small-Cap  Growth Portfolio  (formerly,  AST PBHG Small-Cap Growth
Portfolio).  State Street  traces its heritage  back to 1924 and the founding of one of America's  first mutual  funds.  As of December 31, 2003, State Street managed approximately $47.5 billion in assets.

         Tucker Walsh is the lead  portfolio  manager and is responsible  for the  day-to-day  management of the Portfolio.
Andrew Morey is portfolio  manager of the  Portfolio.  Mr. Walsh,  a managing  director,  joined State Street in 1997.  Mr.
Morey,  a senior vice  president,  joined State Street in 1995.  Mr. Walsh and Mr. Morey have managed the  Portfolio  since
State Street became the Portfolio's sub-adviser in May 2004.

         William Blair & Company, L.L.C., located at 222 West Adams Street, Chicago,  Illinois 60606, serves as Sub-advisor to the AST William  Blair  International  Growth  Portfolio.  Since its  founding in 1935,  the firm has been  dedicated to researching,  financing and investing in high quality growth companies through four primary divisions:  investment banking, sales and trading,  asset  management and private  capital.  As of December 31, 2003,  William Blair managed  approximately
$17.3 billion in assets.

         The portfolio  manager  responsible  for the day-today  management of the AST William Blair  International  Growth
Portfolio is W. George  Greig.  Mr. Greig is a principal of William  Blair and joined the firm in 1996 as an  international portfolio manager and has managed the Fund since William Blair became its sub-advisor in November 2002.

Fees and Expenses:

         Investment  Management  Fees.  ASISI  receives a fee,  payable each month,  for the  performance  of its services.
ASISI pays each  Sub-advisor a portion of such fee for the performance of the  Sub-advisory  services at no additional cost to any Portfolio.  The Investment  Management  fee for each  Portfolio  will differ,  reflecting the differing  objectives, policies and  restrictions  of each  Portfolio.  Each  Portfolio's fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio's shares.  The Portfolios do not pay any fee to PI.

         The fees paid to ASISI for the fiscal year ended  December 31, 2003,  stated as a  percentage  of the  Portfolio's average daily net assets, were as follows:

    Portfolio:                                                                               Annual Rate:
    ----------                                                                               ------------
    AST William Blair International Growth                                                       1.00
    AST State Street Research Small-Cap Growth                                                   0.90
    AST DeAM Small-Cap Growth                                                                    0.95
    AST Goldman Sachs Small-Cap Value                                                            0.95
    AST Gabelli Small-Cap Value                                                                  0.90
    AST Goldman Sachs Mid-Cap Growth                                                             1.00
    AST Neuberger Berman Mid-Cap Growth                                                          0.90
    AST Neuberger Berman Mid-Cap Value                                                           0.90
    AST Alger All-Cap Growth                                                                     0.95
    AST MFS Growth                                                                               0.90
    AST Marsico Capital Growth                                                                   0.90
    AST Goldman Sachs Concentrated Growth                                                        0.90
    AST Hotchkis & Wiley Large-Cap Value                                                         0.75
    AST Cohen & Steers Realty                                                                    1.00
    AST American Century Income & Growth                                                         0.75
    AST PIMCO Total Return Bond                                                                  0.65
    AST PIMCO Limited Maturity Bond                                                              0.65

         For more  information  about  investment  management  fees,  including  voluntary  fee  waivers  and the fee rates applicable at various asset levels,  and the fees payable by ASISI to each of the Sub-advisors,  please see the Trust's SAI under "Investment Advisory and Other Services."

         Other Expenses.  In addition to Investment  Management  fees, each Portfolio pays other expenses,  including costs incurred in connection  with the maintenance of its securities law  registrations,  printing and mailing  prospectuses  and statements  of  additional  information  to  shareholders,  certain  office and  financial  accounting  services,  taxes or governmental fees, brokerage  commissions,  custodial,  transfer and shareholder servicing agent costs, expenses of outside counsel  and  independent  accountants,  preparation  of  shareholder  reports  and  expenses  of trustee  and  shareholder meetings.  The Trust may also pay  Participating  Insurance  Companies  for  printing  and  delivery  of certain  documents
(including  prospectuses,  semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable  life  insurance  policies  whose assets are invested in the Trust as well as for other  services.  Currently, each Portfolio pays each Participating Insurance Company 0.10% on assets attributable to that company.

         Distribution  Plan. The Trust has adopted a  Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 under the Investment Company Act of 1940 to permit American Skandia  Marketing,  Incorporated  ("ASM") and Prudential  Investment
Management  Services LLC ("PIMS"),  both affiliates of ASISI and PI (each a "Distributor" and together the  "Distributors")
to receive  brokerage  commissions in connection with purchases and sales of securities held by the Portfolios,  and to use these  commissions to promote the sale of shares of the  Portfolios.  Under the  Distribution  Plan,  transactions  for the purchase and sale of securities for a Portfolio may be directed to certain brokers for execution  ("clearing  brokers") who have agreed to pay part of the brokerage  commissions  received on these  transactions to a Distributor  for  "introducing"
transactions  to the  clearing  broker.  In  turn,  a  Distributor  will  use  the  brokerage  commissions  received  as an introducing broker to pay various  distribution-related  expenses,  such as advertising,  printing of sales materials,  and payments to dealers.  The  Portfolios  do not pay any  separate  fees or charges  under the  Distribution  Plan,  and it is expected that the brokerage commissions paid by a Portfolio will not increase as the result of the Distribution Plan.

TAX MATTERS:

..........Each Portfolio  intends to distribute  substantially  all its net  investment  income.  Dividends from  investment income are  expected to be declared  and  distributed  annually,  although  the Trustees of the Trust may decide to declare dividends at other  intervals.  Similarly,  any net realized long- and  short-term  capital gains of each Portfolio will be declared  and  distributed  at  least  annually  either  during  or  after  the  close  of  the  Portfolio's  fiscal  year.
Distributions  will be made to the various  separate  accounts of the  Participating  Insurance  Companies and to qualified plans (not to holders of variable  insurance  contracts or to plan  participants) in the form of additional  shares (not in cash).  The  result is that the  investment  performance  of the  Portfolios,  either in the form of  dividends  or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

..........Holders of variable  annuity  contracts or variable life insurance  policies  should consult the  prospectuses  of their  respective  contracts or policies for information on the federal income tax  consequences to such holders,  and plan participants  should consult any applicable plan documents for  information on the federal income tax  consequences to such participants.  In addition,  variable  contract owners and qualified plan  participants  may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

                                       This page has been intentionally left blank.

FINANCIAL HIGHLIGHTS:

The financial highlights table is intended to help you understand the Portfolios'  financial  performance for the past five years (or, for Portfolios  that have not been in operation for five years,  since their  inceptions).  Certain  information reflects  financial  results  for a single  Portfolio  share.  The total  returns in the table  represent  the rate that an investor would have earned or lost in a Portfolio.  The  information  for the year ended December 31, 2003 has been audited by KPMG LLP,  the Trust's  independent  auditors.  The periods  presented  through  December 31, 2002 were audited by other auditors.  The report of the independent auditors,  along with the Portfolios'  financial  statements,  are included in the annual  reports of the separate  accounts  funding the variable  annuity  contracts and variable life  insurance  policies, which are available  without charge upon request to the Trust at One Corporate  Drive,  Shelton,  Connecticut or by calling
(800) 752-6342.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------
                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                     PERIOD    BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO            ENDED      OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------            -----      ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST William Blair       12/31/03       $7.46      $0.06        $3.04        $2.98     $ --          $ --         $--             $10.44
International Growth**  12/31/02       10.39       0.11        (2.71)       (2.60)      (0.33)         --         (0.33)           7.46
                        12/31/01       18.72       0.12        (3.73)       (3.61)      (0.82)       (3.90)       (4.72)          10.39
                        12/31/00       25.10      (0.04)       (6.03)       (6.07)      (0.13)       (0.18)       (0.31)          18.72
                        12/31/99       13.74      (0.03)       11.39        11.36       --             --         --              25.10

AST State Street        12/31/03      $10.41     $(0.09)       $4.80        $4.71      $ --          $ --         $ --           $15.12
Research Small-Cap      12/31/02       15.87      (0.13)       (5.33)       (5.46)       --            --           --            10.41
Growth***               12/31/01       20.30      (0.07)       (1.27)       (1.34)       --          (3.09)       (3.09)          15.87
                        12/31/00       42.61      (0.22)      (18.08)      (18.30)       --          (4.01)       (4.01)          20.30
                        12/31/99       17.61      (0.03)       25.03        25.00        --            --           --            42.61

AST DeAM Small-Cap      12/31/03       $5.17     $(0.01)       $2.47        $2.46      $ --        $ --           $ --            $7.63
Growth+*                12/31/02        7.03      (0.01)       (1.85)       (1.86)       --          --             --             5.17
                        12/31/01       11.72      (0.05)       (2.95)       (3.00)       --          (1.69)       (1.69)           7.03
                        12/31/00       15.59      (0.08)       (2.90)       (2.98)       --          (0.89)       (0.89)          11.72
                        12/31/99(1)    10.00      (0.05)        5.64         5.59        --          --             --            15.59

AST Goldman Sachs       12/31/03      $12.96      $0.08        $5.19        $5.27     $(0.11)      $ --          $(0.11)         $18.12
Small-Cap Value+        12/31/02       15.55       0.11        (1.21)       (1.10)     (0.06)        (1.43)       (1.49)          12.96
                        12/31/01       14.55       0.08         1.34         1.42        --          (0.42)       (0.42)          15.55
                        12/31/00       10.87       0.01         3.67         3.68        --          --             --            14.55
                        12/31/99        9.99      (0.03)        0.91         0.88        --          --             --            10.87

AST Gabelli Small-Cap   12/31/03      $11.59      $0.01        $4.13        $4.14     $(0.03)      $ --          $(0.03)         $15.70
Value++                 12/31/02       13.07       0.03        (1.23)       (1.20)     (0.06)        (0.22)       (0.28)          11.59
                        12/31/01       13.02       0.04         0.84         0.88      (0.07)        (0.76)       (0.83)          13.07
                        12/31/00       11.39       0.10         2.23         2.33      (0.07)        (0.63)       (0.70)          13.02
                        12/31/99       11.44       0.08        (0.03)        0.05      (0.10)        --           (0.10)          11.39

AST Goldman Sachs       12/31/03       $2.88     $(0.01)       $0.92        $0.91      $ --        $ --           $ --           $ 3.79
Mid-Cap Growth+++       12/31/02        3.97      (0.02)      (1.07)       (1.09)        --          --             --             2.88
                        12/31/01        6.64     (0.03)       (2.64)       (2.67)       --?          --            --?             3.97
                        12/31/00(3)    10.00      0.01        (3.37)       (3.36)        --          --             --             6.64

---------------------------------------------------------------------------------------------------------------------------
* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Prior to November 11, 2002,  the  Portfolio  was known as the AST Janus  Overseas  Growth  Portfolio  and Janus  Capital
Management Served as its Sub-advisor.
*** From  September  17, 2001 to April 29, 2004,  the Portfolio was known as the AST PBHG  Small-Cap  Growth  Portfolio and
Pilgrim Baxter & Associates,  Ltd.  served as its  Sub-advisor.  From January 1, 1999 to September 17, 2001,  Janus Capital
Management LLC served as its  Sub-advisor.  Prior to January 1, 1999,  Founders Asset  Management LLC served as Sub-advisor to the  Portfolio.  State Street  Research and Management  Company has served as Sub-advisor to the Portfolio  since May 1,
2004.
+* Prior to December 10, 2001,  the Portfolio was known as the AST Scudder  Small-Cap  Growth  Portfolio and Zurich Scudder
Investments,  Inc. served as its Sub-advisor.  Deutsche Asset  Management,  Inc. has served as Sub-advisor to the Portfolio since December 10, 2001.
+ Prior to May 1, 2001,  the  Portfolio was known as the AST Lord Abbett Small Cap Value  Portfolio and Lord,  Abbett & Co.
LLC served as its  Sub-advisor.  Goldman Sachs Asset  Management has served as  Sub-advisor  to the Portfolio  since May 1,
2001.
++ Prior to October 23, 2000,  the Portfolio  was known as the AST T. Rowe Price Small Company Value  Portfolio and T. Rowe
Price Associates,  Inc. served as its Sub-advisor.  GAMCO Investors,  Inc. has served as Sub-advisor to the Portfolio since
October 23, 2000.
+++ Prior to November 11, 2002,  Janus Capital  Management  served as  Sub-advisor  to the AST Goldman Sachs Mid-Cap Growth
Portfolio  (formerly,  the AST Janus Mid-Cap Growth  Portfolio).  Goldman Sachs Asset  Management has served as Sub-advisor to the Portfolio since November 11, 2002.
? Amount represents less than a penny per share.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------
                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS)       TO
AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------            ----------

  39.95%          $641,549                   88%                       1.24%                 1.34%                    0.46%
 (25.67%)          318,832                   94%                       1.32%                 1.32%                    0.41%
 (23.55%)          587,377                   74%                       1.24%                 1.24%                    0.64%
 (24.62%)        1,094,019                   75%                       1.18%                 1.19%                   (0.02%)
  82.68%         1,551,045                   76%                       1.23%                 1.23%                   (0.18%)

  45.24%          $338,191                  107%                       1.20%                 1.20%                   (0.65%)
 (34.41%)          254,026                  123%                       1.23%                 1.23%                   (0.74%)
  (6.47%)          494,900                  136%                       1.16%                 1.16%                   (0.51%)
 (48.16%)          592,038                   85%                       1.07%                 1.07%                   (0.54%)
 141.96%         1,443,211                  116%                       1.08%                 1.08%                   (0.46%)

  47.58%          $403,430                  185%                       1.02%                 1.17%                   (0.19%)
 (26.46%)          293,297                  132%                       1.00%                 1.15%                   (0.12%)
  (28.43%)         537,324                  196%                       1.16%                 1.17%                   (0.64%)
  (20.95%)         791,839                  136%                       1.11%                 1.13%                   (0.67%)
   55.90%          841,984                  133%                       1.14%                 1.14%                   (0.67%)

  41.08%          $343,442                   67%                       1.26%                 1.26%                    0.40%
  (7.93%)          315,101                  129%                       1.27%                 1.27%                    0.62%
     9.91%         432,511                  159%                       1.18%                 1.18%                    0.69%
   33.85%          227,759                   67%                       1.15%                 1.15%                   (0.13%)
     8.81%          74,192                   85%                       1.24%                 1.24%                   (0.36%)

  35.78%          $774,416                   26%                       1.10%                 1.10%                    0.04%
  (9.38%)          501,070                   24%                       1.10%                 1.10%                    0.20%
     6.98%         538,479                   59%                       1.08%                 1.08%                    0.54%
   21.86%          333,586                   88%                       1.12%                 1.12%                    0.87%
     0.58%         261,493                   26%                       1.11%                 1.11%                    0.64%

  31.60%          $160,549                   59%                       1.31%                 1.41%                   (0.54%)
(27.46%)            61,373                  162%                       1.31%                 1.33%                   (0.65%)
(40.17%)            71,039                  203%                       1.34%                 1.34%                   (0.63%)
(33.60%)            65,098                   55%                       1.28%                 1.28%                    0.18%

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     INCREASE (DECREASE) FROM
                                                      INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                                            -----------------------------------------   -----------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------             -----     ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST Neuberger Berman    12/31/03      $9.39     $(0.09)       $2.96        $2.87      $ --          $ --         $ --        $12.26
Mid-Cap Growth          12/31/02      13.65      (0.13)       (4.13)       (4.26)       --            --           --          9.39
                        12/31/01      21.63      (0.06)       (5.02)       (5.08)       --            (2.90)     (2.90)        13.65
                        12/31/00      24.03      (0.04)       (1.74)       (1.78)       --            (0.62)     (0.62)        21.63
                        12/31/99      17.26      (0.11)        8.21         8.10        --            (1.33)     (1.33)        24.03

AST Neuberger Berman    12/31/03     $13.09      $0.02        $4.72        $4.74      $(0.03)        $ --       $(0.03)       $17.80
Mid-Cap Value           12/31/02      15.41       0.03        (1.56)       (1.53)      (0.08)         (0.71)     (0.79)        13.09
                        12/31/01      16.85       0.08        (0.60)       (0.52)      (0.02)         (0.90)     (0.92)        15.41
                        12/31/00      13.32       0.02         3.60         3.62       (0.04)         (0.05)     (0.09)        16.85
                        12/31/99      13.16       0.10         0.60         0.70       (0.24)         (0.30)     (0.54)        13.32

AST Alger All-Cap       12/31/03      $3.66     $(0.02)       $1.32        $1.30       $ --         $ --         $ --         $4.96
Growth                  12/31/02       5.70      (0.04)       (2.00)       (2.04)        --           --           --          3.66
                        12/31/01       6.84      (0.02)       (1.12)       (1.14)        --           --           --          5.70
                        12/31/00(1)   10.00        --         (3.16)       (3.16)        --           --           --          6.84

AST MFS Growth**        12/31/03      $5.94     $(0.01)       $1.37        $1.36       $ --         $ --         $ --         $7.30
                        12/31/02       8.27      (0.02)       (2.31)      $(2.33)        --           --           --          5.94
                        12/31/01      10.56      (0.01)      (2.28)       (2.29)        --?           --           --          8.27
                        12/31/00      11.30       0.01       (0.75)       (0.74)         --           --           --         10.56
                        12/31/99(1)   10.00       0.01        1.29         1.30          --           --           --         11.30

AST Marsico Capital     12/31/03     $11.72     $(0.02)       $3.74        $3.72       $ --        $ --          $ --         $15.44
Growth                  12/31/02      13.88      (0.04)       (2.12)       (2.16)        --          --            --          11.72
                        12/31/01      18.10      (0.04)       (3.84)       (3.88)        --          (0.34)      (0.34)        13.88
                        12/31/00      21.63      (0.01)       (3.00)       (3.01)        --          (0.52)      (0.52)        18.10
                        12/31/99      14.20      (0.03)        7.48         7.45         (0.01)      (0.01)      (0.02)        21.63

AST Goldman Sachs       12/31/03     $16.71     $(0.05)       $4.25        $4.20        $(0.06)     $ --        $(0.06)       $20.85
Concentrated Growth*+   12/31/02      23.97       0.06        (7.18)       (7.12)        (0.14)       --         (0.14)        16.71
                        12/31/01      35.08       0.13       (11.24)      (11.11)        --           --           --          23.97
                        12/31/00      55.21      (0.06)      (15.55)      (15.61)        (0.07)      (4.45)      (4.52)        35.08
                        12/31/99      37.00       0.05        19.65        19.70         --          (1.49)      (1.49)        55.21

---------------------------------------------------------------------------------------------------------------------------
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
(1) Commenced operations on October 18, 1999.
** Acquired the AST Alger Growth Portfolio on February 16, 2001.
*+ Prior to November 11, 2002,  the  Portfolio was known as the AST JanCap  Growth  Portfolio and Janus Capital  Management
served as its  Sub-advisor.  Goldman Sachs Asset  Management has served as Sub-advisor to the Portfolio  since November 11,
2002.
? Amount represents less than a penny per share.

                                                                            RATIOS OF EXPENSES
              SUPPLEMENTAL DATA_                                           TO AVERAGE NET ASSETS*
    -------------------------------------------                    ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                    NET ASSETS AT        PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
      TOTAL         END OF PERIOD        TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS)        TO
AVERAGE
    RETURN            (IN 000'S)          RATE                   REIMBURSEMENT         REIMBURSEMENT           NET ASSETS
----------            ----------          ----                   -------------         -------------           ----------

   30.56%            $360,010               150%                       1.17%                 1.17%                (0.83%)
  (31.21%)            287,458               104%                       1.16%                 1.16%                (0.84%)
  (25.79%)            518,580               117%                       1.12%                 1.12%                (0.60%)
   (8.07%)            719,405               121%                       1.09%                 1.09%                (0.55%)
   51.37%             394,325               148%                       1.13%                 1.13%                (0.71%)

   36.32%          $1,027,374                70%                       1.15%                 1.15%                 0.15%
  (10.56%)            760,973                92%                       1.16%                 1.16%                 0.20%
   (3.03%)          1,003,034               221%                       1.22%                 1.22%                 0.55%
   27.49%             978,649               220%                       1.24%                 1.24%                 0.19%
    5.67%             664,383               176%                       1.13%                 1.13%                 0.39%

   35.52%            $402,505               159%                       1.40%                 1.40%                (0.53%)
  (35.79%)            323,286               182%                       1.29%                 1.29%                (0.67%)
  (16.67%)            743,059               150%                       1.20%                 1.20%                (0.37%)
  (31.60%)            205,079               123%                       1.24%                 1.24%                (0.05%)

   22.90%            $593,307               262%                       1.25%                 1.25%                (0.20%)
  (28.17%)            526,085               198%                       1.18%                 1.18%                (0.28%)
  (21.68%)            974,397               210%                       1.11%                 1.11%                (0.12%)
   (6.53%)             82,051               243%                       1.24%                 1.24%                 0.08%
   13.00%               4,868                60%                       1.35%                 1.35%                 0.76%

   31.74%          $1,710,581                82%                       1.10%                 1.11%                (0.21%)
  (15.56%)          1,081,101               109%                       1.09%                 1.10%                (0.29%)
  (21.71%)          1,252,427               111%                       1.06%                 1.08%                (0.25%)
  (14.25%)          1,770,849               118%                       1.04%                 1.06%                (0.09%)
   52.58%           1,723,736               115%                       1.08%                 1.08%                (0.25%)

   25.25%          $1,151,200                21%                       1.06%                 1.13%                (0.26%)
  (29.84%)          1,147,612               109%                       1.06%                 1.09%                 0.23%
  (31.67%)          2,452,732                46%                       1.04%                 1.07%                 0.45%
  (30.97%)          4,262,410                34%                       1.00%                 1.04%                (0.13%)
   55.01%           5,923,778                35%                       1.00%                 1.04%                 0.12%

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                            -------------------------------------    ------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------             -----     ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST Cohen & Steers     12/31/03      $10.05         $0.49        $3.02       $3.51      $(0.41)      $(0.24)       $(0.65)      $12.91
Realty                 12/31/02       10.11          0.49        (0.22)       0.27       (0.33)       --            (0.33)       10.05
                       12/31/01       10.18          0.50        (0.23)       0.27       (0.34)       --            (0.34)       10.11
                       12/31/00        8.36          0.32         1.78        2.10       (0.28)       --            (0.28)       10.18
                       12/31/99        8.41          0.33        (0.15)       0.18       (0.23)       --            (0.23)        8.36

AST American Century   12/31/03       $9.41         $0.15        $2.51       $2.66      $(0.12)       $ --         $(0.12)      $11.95
Income & Growth++      12/31/02       11.84          0.12        (2.45)      (2.33)      (0.10)         --          (0.10)        9.41
                       12/31/01       13.02          0.10        (1.19)      (1.09)      (0.09)         --          (0.09)       11.84
                       12/31/00       15.65          0.07        (1.74)      (1.67)      (0.08)       (0.88)        (0.96)       13.02
                       12/31/99       13.47          0.09         2.84        2.93       (0.11)       (0.64)        (0.75)       15.65

AST Hotchkis & Wiley   12/31/03      $12.55         $0.24        $2.18       $2.42      $(0.31)       $ --        $(0.31)      $14.66
Large-Cap Value***     12/31/02       15.59          0.30        (2.96)      (2.66)       0.38)         --         (0.38)       12.55
                       12/31/01       17.59          0.34        (1.82)      (1.48)      (0.36)       (0.16)       (0.52)       15.59
                       12/31/00       18.65          0.38         0.32        0.70       (0.36)       (1.40)       (1.76)       17.59
                       12/31/99       17.50          0.36         1.61        1.97       (0.32)       (0.50)       (0.82)       18.65

AST PIMCO Total        12/31/03      $12.24         $0.35        $0.27       $0.62      $(0.43)      $(0.44)      $(0.87)      $11.99
Return Bond            12/31/02       11.93          0.39         0.66        1.05       (0.52)       (0.22)       (0.74)       12.24
                       12/31/01       11.60          0.56         0.42        0.98       (0.65)         --         (0.65)       11.93
                       12/31/00       10.99          0.65         0.56        1.21       (0.60)         --         (0.60)       11.60
                       12/31/99       12.02          0.58        (0.71)      (0.13)      (0.52)       (0.38)       (0.90)       10.99

AST PIMCO Limited      12/31/03      $11.36         $0.22        $0.14       $0.36      $(0.22)      $(0.13)      $(0.35)      $11.37
Maturity Bond          12/31/02       11.30          0.24         0.43        0.67       (0.47)       (0.14)       (0.61)       11.36
                       12/31/01       11.07          0.50         0.36        0.86       (0.63)         --         (0.63)       11.30
                       12/31/00       10.84          0.68         0.17        0.85       (0.62)         --         (0.62)       11.07
                       12/31/99       11.08          0.59        (0.22)       0.37       (0.61)         --         (0.61)       10.84

---------------------------------------------------------------------------------------------------------------------------
* Includes  commissions  received by American Skandia Marketing,  Inc. under the Trust's Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
++ Prior to May 4,  1999,  the  Portfolio  was known as the AST  Putnam  Value  Growth  and  Income  Portfolio  and  Putnam
Investment  Management,  Inc.  served as its  Sub-advisor.  American  Century  Investment  Management,  Inc.  has served as
Sub-advisor to the Portfolio since May 4, 1999.
*** Prior to May 1, 2004,  the Portfolio  was known as the AST INVESCO  Capital  Income  Portfolio and INVESCO Funds Group,
Inc.  served as its  Sub-advisor.  Hotchkis and Wiley Capital  Management,  LLC has served as  Sub-advisor to the Portfolio since May 1, 2004.

                                                                            RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS)        TO
AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT               NET
------             ----------              ----                  -------------         -------------               ----
ASSETS
------

   37.43%         $289,502                   34%                       1.24%                 1.24%                    5.43%
    2.65%          177,520                   60%                       1.26%                 1.26%                    5.11%
     2.85%         139,631                   59%                       1.21%                 1.21%                    5.01%
   26.19%          132,486                   59%                       1.28%                 1.28%                    5.21%
     2.26%          56,697                   51%                       1.27%                 1.27%                    4.95%

   28.78%         $305,810                   81%                       0.99%                 0.99%                    1.46%
  (19.81%)         259,122                   83%                       0.98%                 0.98%                    1.04%
   (8.44%)         374,739                   55%                       0.94%                 0.94%                    0.76%
  (10.77%)         487,880                   61%                       0.94%                 0.94%                    0.68%
   22.98%          360,630                  125%                       0.98%                 0.98%                    0.86%

   19.94%         $640,112                  100%                       0.98%                 0.98%                    1.50%
  (17.49%)         660,533                   32%                       0.95%                 0.95%                    1.80%
   (8.59%)       1,029,069                   26%                       0.91%                 0.92%                    2.17%
     4.74%       1,173,070                   55%                       0.94%                 0.95%                    2.25%
   11.74%        1,048,064                   76%                       0.93%                 0.93%                    2.10%

    5.32%       $2,107,944                  222%                       0.78%                 0.80%                    2.85%
    9.22%        2,255,048                  229%                       0.78%                 0.80%                    3.90%
    8.87%        1,638,346                  343%                       0.79%                 0.81%                    5.02%
   11.57%        1,258,218                  365%                       0.82%                 0.82%                    6.14%
   (1.09%)       1,005,763                  227%                       0.82%                 0.82%                    5.46%

    3.28%       $1,005,924                  208%                       0.82%                 0.82%                    1.74%
    6.21%        1,058,843                  271%                       0.83%                 0.83%                    2.87%
    7.97%          611,197                  445%                       0.83%                 0.83%                    5.10%
    8.43%          417,842                  171%                       0.87%                 0.87%                    6.14%
    3.37%          406,604                  178%                       0.86%                 0.86%                    5.51%

---------------------------------------------------------------------------------------------------------------------------

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

..........The following is a description of certain  securities and investment  methods that the Portfolios may invest in or use, and certain of the risks  associated  with such securities and investment  methods.  The primary  investment  focus of each Portfolio is described  above under  "Investment  Objective and Policies" and an investor should refer to that section to obtain  information about each Portfolio.  In general,  whether a particular  Portfolio may invest in a specific type of security  or use an  investment  method  is  described  above  or in the  Trust's  SAI  under  "Investment  Objectives  and
Policies."  As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

..........To the extent  permitted by the  investment  objectives  and policies of a  Portfolio,  a Portfolio  may invest in securities and other  instruments that are commonly referred to as  "derivatives."  For instance,  a Portfolio may purchase and write  (sell) call and put  options on  securities,  securities  indices and  foreign  currencies,  enter into  futures contracts  and use  options on  futures  contracts,  and enter into swap  agreements  with  respect to foreign  currencies, interest rates,  and securities  indices.  In general,  derivative  instruments are securities or other  instruments  whose value is derived from or related to the value of some other instrument or asset.

..........There  are many  types of  derivatives  and many  different  ways to use them.  Some  derivatives  and  derivative strategies  involve  very little risk,  while others can be extremely  risky and can lead to losses in excess of the amount invested in the derivative.  A Portfolio may use derivatives to hedge against changes in interest rates,  foreign  currency exchange  rates or  securities  prices,  to  generate  income,  as a low cost method of gaining  exposure  to a  particular securities market without investing directly in those securities, or for other reasons.

..........The use of these  strategies  involves  certain  special  risks,  including  the risk that the price  movements of derivative  instruments  will not  correspond  exactly  with  those of the  investments  from which  they are  derived.  In addition,  strategies  involving  derivative  instruments  that are intended to reduce the risk of loss can also reduce the opportunity  for gain.  Furthermore,  regulatory  requirements  for a Portfolio to set aside assets to meet its obligations with respect to derivatives  may result in a Portfolio  being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio  needing to sell  securities  at a  disadvantageous  time. A Portfolio may also be unable to close out its  derivatives  positions  when  desired.  There is no  assurance  that a  Portfolio  will  engage in derivative transactions.  Certain derivative instruments and some of their risks are described in more detail below.

..........Options.  Most of the  Portfolios  may  purchase  or write  (sell) call or put  options on  securities,  financial indices or  currencies.  The  purchaser  of an option on a security or currency  obtains the right to purchase (in the case of a call  option) or sell (in the case of a put option) the  security  or currency at a specified  price  within a limited period of time.  Upon exercise by the  purchaser,  the writer  (seller) of the option has the obligation to buy or sell the underlying  security  at the  exercise  price.  An option on a  securities  index is similar to an option on an  individual security,  except  that the value of the  option  depends on the value of the  securities  comprising  the  index,  and all settlements are made in cash.

..........A Portfolio  will pay a premium to the party  writing the option when it purchases an option.  In order for a call option  purchased by a Portfolio to be  profitable,  the market price of the  underlying  security  must rise  sufficiently above the  exercise  price to cover the premium and other  transaction  costs.  Similarly,  in order for a put option to be profitable,  the market price of the underlying  security must decline  sufficiently  below the exercise price to cover the premium and other transaction costs.

..........Generally,  the Portfolios will write call options only if they are covered (i.e., the Portfolio owns the security subject to the  option or has the right to acquire it without  additional  cost or, if  additional  cash  consideration  is required,  cash or other assets  determined to be liquid in such amount are  segregated  on the  Portfolios'  records).  By writing a call  option,  a Portfolio  assumes the risk that it may be required to deliver a security for a price lower than its market  value at the time the option is  exercised.  Effectively,  a Portfolio  that writes a covered call option gives up the  opportunity  for gain above the exercise price should the market price of the  underlying  security  increase,  but retains the risk of loss should the price of the  underlying  security  decline.  A  Portfolio  will write call  options in order to  obtain a return  from the  premiums  received  and will  retain  the  premiums  whether  or not the  options  are exercised,  which will help offset a decline in the market value of the  underlying  securities.  A Portfolio that writes a put option likewise  receives a premium,  but assumes the risk that it may be required to purchase the underlying  security at a price in excess of its current market value.

         A Portfolio may sell an option that it has  previously  purchased  prior to the purchase or sale of the underlying security.  Any such sale would  result in a gain or loss  depending  on whether the amount  received on the sale is more or less than the premium and other  transaction  costs paid on the option.  A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

         Futures  Contracts and Related Options.  Each Portfolio (except the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger  Berman Mid-Cap Value  Portfolio) may enter into financial  futures  contracts and related  options.  The seller of a futures  contract  agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified  price at a specified  future time.  Financial  futures  contracts may relate to securities  indices,  interest  rates or foreign  currencies.  Futures  contracts are usually  settled  through net cash payments  rather than through actual  delivery of the securities  underlying the contract.  For instance,  in a stock index futures  contract,  the two parties agree to take or make delivery of an amount of cash equal to a specified  dollar amount times the difference  between the stock index value when the contract  expires and the price  specified in the contract.  A
Portfolio may use futures  contracts to hedge against movements in securities  prices,  interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

         An option on a futures  contract  gives the  purchaser  the right,  in return for the  premium  paid,  to assume a position in the  contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase or sell futures or options on futures  contracts or stock  indices for purposes  other than bona fide  hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial  margin  deposits  and premiums required to establish  positions in futures  contracts and related  options that do not fall within the  definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii)     enter  into  any  futures  contracts  if the  aggregate  amount  of that  Portfolio's  commitments  under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures  Contracts.  Options and futures  contracts can be highly  volatile and their use can reduce a Portfolio's  performance.  Successful use of these strategies  requires the ability to predict future movements in securities  prices,  interest  rates,  currency  exchange  rates,  and other economic  factors.  If a Sub-advisor  seeks to protect a Portfolio  against potential adverse  movements in the relevant  financial markets using these  instruments,  and such markets do not move in the predicted  direction,  the  Portfolio  could be left in a less  favorable  position than if such  strategies  had not been used. A  Portfolio's  potential  losses from the use of futures  extends  beyond its initial investment in such contracts.

         Among the other  risks  inherent  in the use of options  and  futures  are (a) the risk of  imperfect  correlation between the price of options and futures and the prices of the  securities  or  currencies  to which they  relate,  (b) the fact that skills needed to use these  strategies  are different  from those needed to select  portfolio  securities and (c)
the possible need to defer  closing out certain  positions to avoid  adverse tax  consequences.  With respect to options on stock indices and stock index futures, the risk of imperfect  correlation  increases the more the holdings of the Portfolio differ from the  composition of the relevant  index.  These  instruments  may not have a liquid  secondary  market.  Option positions  established in the over-the-counter  market may be particularly  illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in  securities of foreign  issuers may involve risks that are not present with domestic  investments.
While investments in foreign  securities can reduce risk by providing  further  diversification,  such investments  involve
"sovereign  risks" in addition to the credit and market risks to which  securities  generally are subject.  Sovereign risks includes local political or economic  developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency  blockage  (which would  prevent cash from being  brought back to the United  States).  Compared to
United States issuers,  there is generally less publicly available  information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges,  brokers and listed companies.  Foreign issuers are not generally  subject to uniform  accounting  and auditing and  financial  reporting  standards,  practices  and  requirements comparable  to  those  applicable  to  domestic  issuers.  In  some  countries,  there  may  also  be  the  possibility  of expropriation or confiscatory  taxation,  difficulty in enforcing  contractual and other  obligations,  political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities  of some  foreign  issuers  are less  liquid and their  prices are more  volatile  than  securities  of comparable  domestic  issuers.  Further,  it may be more difficult for the Trust's agents to keep currently  informed about corporate  actions and  decisions  that may affect the price of  portfolio  securities.  Brokerage  commissions  on foreign securities  exchanges,  which may be fixed,  may be higher than in the United States.  Settlement of  transactions  in some foreign  markets may be less  frequent or less  reliable  than in the United  States,  which could affect the  liquidity of investments.  For example,  securities  that are traded in foreign markets may trade on days (such as Saturday or Holidays)
when a Portfolio does not compute its price or accept  purchase or redemption  orders.  As a result,  a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American  Depositary  Receipts  ("ADRs"),  European  Depositary  Receipts  ("EDRs"),  Global  Depositary  Receipts
("GDRs"), and International  Depositary Receipts ("IDRs").  ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank  evidencing  its ownership of a security of a foreign  issuer.  ADRs  generally are publicly  traded in the
United  States.  ADRs are  subject  to many of the  same  risks as  direct  investments  in  foreign  securities,  although ownership of ADRs may reduce or eliminate  certain risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs, GDRs and IDRs are receipts  similar to ADRs that typically trade in countries other than the
United States.

         Depositary receipts may be issued as sponsored or unsponsored  programs.  In sponsored programs,  the issuer makes arrangements  to have its  securities  traded as  depositary  receipts.  In  unsponsored  programs,  the  issuer may not be directly  involved in the program.  Although  regulatory  requirements  with respect to sponsored and unsponsored  programs are generally similar,  the issuers of unsponsored  depositary receipts are not obligated to disclose material  information in the United  States and,  therefore,  the import of such  information  may not be  reflected  in the market value of such securities.

         Developing  Countries.  Although none of the  Portfolios  invest  primarily in securities of issuers in developing countries,  many of the Funds may  invest in these  securities  to some  degree.  Many of the risks  described  above  with respect to investing in foreign issuers are accentuated  when the issuers are located in developing  countries.  Developing countries may be  politically  and/or  economically  unstable,  and the securities  markets in those  countries may be less liquid or subject to inadequate  government  regulation and supervision.  Developing  countries have often experienced high rates of inflation or sharply  devalued  their  currencies  against the U.S.  dollar,  causing the value of  investments in companies  located in these countries to decline.  Securities of issuers in developing  countries may be more volatile and, in the case of debt  securities,  more  uncertain  as to payment of  interest  and  principal.  Investments  in  developing countries may include  securities  created  through the Brady Plan,  under which certain  heavily-indebted  countries  have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments in foreign securities may be denominated in foreign currencies.  The value of a Portfolio's  investments denominated in foreign currencies may be affected,  favorably or unfavorably,  by exchange rates and  exchange  control  regulations.  A  Portfolio's  share price may,  therefore,  also be affected by changes in currency exchange  rates.  Foreign  currency  exchange rates  generally are determined by the forces of supply and demand in foreign exchange markets,  including  perceptions of the relative merits of investment in different countries,  actual or perceived changes in interest  rates or other complex  factors.  Currency  exchange rates also can be affected  unpredictably  by the intervention  or the failure to intervene  by U.S. or foreign  governments  or central  banks,  or by currency  controls or political  developments  in the U.S. or abroad.  In addition,  a Portfolio may incur costs in connection  with  conversions between various currencies.

         Foreign  Currency  Transactions.  A Portfolio that invests in securities  denominated in foreign  currencies  will need to engage in foreign currency  exchange  transactions.  Such  transactions may occur on a "spot" basis at the exchange rate  prevailing  at the time of the  transaction.  Alternatively,  a Portfolio  may enter into  forward  foreign  currency exchange  contracts.  A forward  contract  involves an obligation  to purchase or sell a specified  currency at a specified future  date at a price set at the time of the  contract.  A  Portfolio  may  enter  into a forward  contract  to  increase exposure  to a foreign  currency  when it wishes to "lock in" the U.S.  dollar  price of a  security  it  expects  to or is obligated  to purchase or sell in the future.  This  practice  may be referred to as  "transaction  hedging."  In addition, when a  Portfolio's  Sub-advisor  believes  that the  currency of a  particular  country may suffer or enjoy a  significant movement  compared to another  currency,  the Portfolio may enter into a forward  contract to sell or buy the first foreign currency  (or a  currency  that  acts as a proxy  for such  currency).  This  practice  may be  referred  to as  "portfolio hedging." In any event,  the precise  matching of the forward  contract  amounts and the value of the  securities  involved generally  will not be  possible.  No  Portfolio  will enter into a forward  contract if it would be  obligated  to sell an amount of foreign  currency in excess of the value of the Fund's  securities or other assets  denominated  in or exposed to that currency,  or will sell an amount of proxy currency in excess of the value of securities  denominated in or exposed to the related  currency  unless open positions in forwards used for  non-hedging  purposes are covered by the  segregation on the  Portfolios'  records of assets  determined  to be liquid and marked to market  daily.  The effect of  entering  into a forward  contract on a  Portfolio's  share price will be similar to selling  securities  denominated  in one  currency  and purchasing  securities  denominated in another.  Although a forward contract may reduce a Portfolio's  losses on securities denominated  in foreign  currency,  it may also reduce the potential for gain on the  securities  if the  currency's  value moves in a direction not anticipated by the  Sub-advisor.  In addition,  foreign  currency  hedging may entail  significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks represent shares of ownership in a company.  Generally,  preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving  dividend  payments and on the company's  assets in the event of liquidation.  (Some of the  Sub-advisors  consider  preferred  stocks to be equity securities for purposes of the various Portfolios'  investment policies and restrictions,  while others consider them fixed income  securities.)  After other claims are satisfied,  common  stockholders  participate in company profits on a pro rata basis;  profits may be paid out in dividends  or  reinvested  in the company to help it grow.  Increases  and  decreases in earnings are usually  reflected in a company's stock price, so common stocks  generally have the greatest  appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios that invest primarily in equity  securities,  may invest to some degree in bonds,  notes,  debentures and other  obligations of corporations  and governments.  Fixed-income  securities are generally  subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest and  principal  payments as they come due. The ratings given a security by Moody's  Investors  Service,  Inc.
("Moody's") and Standard & Poor's  Corporation  ("S&P"),  which are described in detail in the Appendix to the Trust's SAI, provide a generally  useful  guide as to such  credit  risk.  The lower the rating,  the greater the credit risk the rating service  perceives  to exist  with  respect  to the  security.  Increasing  the  amount of  Portfolio  assets  invested  in lower-rated  securities  generally will increase the  Portfolio's  income,  but also will increase the credit risk to which the  Portfolio is subject.  Market risk relates to the fact that the prices of fixed income  securities  generally  will be affected by changes in the level of interest  rates in the markets  generally.  An increase in interest  rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase  their prices.  In general, the longer the  maturity  or  duration  of a fixed  income  security,  the more its value will  fluctuate  with  changes in interest rates.

         Lower-Rated  Fixed Income  Securities.  Lower-rated  high-yield  bonds  (commonly known as "junk bonds") are those that are rated lower than the four highest  categories by a nationally  recognized  statistical  rating  organization  (for example,  lower than Baa by Moody's or BBB by S&P), or, if not rated,  are of equivalent  investment  quality as determined by the  Sub-advisor.  Lower-rated  bonds are  generally  considered  to be high risk  investments  as they are  subject  to greater  credit  risk than  higher-rated  bonds.  In  addition,  the market for  lower-rated  bonds may be thinner and less active than the market for higher-rated  bonds, and the prices of lower-rated  high-yield bonds may fluctuate more than the prices  of  higher-rated  bonds,  particularly  in times of  market  stress.  Because  the risk of  default  is  higher  in lower-rated  bonds, a Sub-advisor's  research and analysis tend to be very important  ingredients in the selection of these bonds. In addition,  the exercise by an issuer of redemption or call  provisions  that are common in lower-rated  bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest  ratings  categories are frequently  referred to as "investment  grade."  However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities are securities  representing  interests in "pools" of mortgage loans on residential or commercial  real  property  and that  generally  provide for monthly  payments of both  interest and  principal,  in effect
"passing  through" monthly payments made by the individual  borrowers on the mortgage loans (net of fees paid to the issuer or  guarantor  of the  securities).  Mortgage-backed  securities  are  frequently  issued by U.S.  Government  agencies  or
Government-sponsored  enterprises,  and  payments of interest  and  principal  on these  securities  (but not their  market prices) may be  guaranteed  by the full faith and credit of the U.S.  Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury.  Mortgage-backed  securities created by non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income  securities,  the value of a mortgage-backed security will generally decline when interest rates  rise.  However,  when  interest  rates are  declining,  their value may not  increase as much as other  fixed-income securities,  because early  repayments of principal on the underlying  mortgages  (arising,  for example,  from sale of the underlying  property,  refinancing,  or foreclosure) may serve to reduce the remaining life of the security.  If a security has been  purchased at a premium,  the value of the premium would be lost in the event of  prepayment.  Prepayments on some mortgage-backed  securities may necessitate that a Portfolio find other investments,  which,  because of intervening market changes,  will often  offer a lower  rate of return.  In  addition,  the  mortgage  securities  market may be  particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage Obligations (CMOs). CMOs are a type of mortgage  pass-through security that are typically issued in  multiple  series  with each series  having a  different  maturity.  Principal  and  interest  payments  from the underlying  collateral  are first  used to pay the  principal  on the  series  with the  shortest  maturity;  in turn,  the remaining  series are paid in order of their  maturities.  Therefore,  depending  on the type of CMOs in which a  Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are mortgage pass-through securities that have been divided into  interest and principal  components.  "IOs"  (interest  only  securities)  receive the interest payments on the underlying  mortgages while "POs"  (principal only  securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments)
on the  underlying  mortgage  loans.  If the  underlying  mortgages  experience  higher than  anticipated  prepayments,  an investor in an IO class of a stripped  mortgage-backed  security may fail to recoup fully its initial  investment,  even if the IO class is  highly  rated or is  derived  from a  security  guaranteed  by the  U.S.  Government.  Conversely,  if the underlying  mortgage assets experience slower than anticipated  prepayments,  the price on a PO class will be affected more severely  than  would be the case  with a  traditional  mortgage-backed  security.  Unlike  other  fixed-income  and  other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed securities conceptually are similar to mortgage pass-through securities,  but they are secured by and payable  from  payments on assets such as credit  card,  automobile  or trade  loans,  rather  than  mortgages.  The credit quality of these  securities  depends  primarily upon the quality of the underlying  assets and the level of credit support or enhancement  provided.  In addition,  asset-backed  securities  involve  prepayment  risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain  of the  Portfolios  may invest in  convertible  securities.  Convertible  securities  are  bonds,  notes, debentures  and  preferred  stocks that may be converted  into or exchanged for shares of common  stock.  Many  convertible securities  are rated below  investment  grade because they fall below  ordinary debt  securities in order of preference or priority on the issuer's balance sheet.  Convertible  securities generally  participate in the appreciation or depreciation of the underlying stock into which they are convertible,  but to a lesser degree.  Frequently,  convertible  securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants  are options to buy a stated  number of shares of common  stock at a specified  price any time during the life of the  warrants.  The  value of  warrants  may  fluctuate  more  than  the  value of the  securities  underlying  the warrants.  A warrant will expire  without value if the rights under such warrant are not exercised  prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The  Portfolios  (other than the AST DeAM  Small-Cap  Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap Growth
Portfolio,  the AST Neuberger  Berman  Mid-Cap Value  Portfolio,  the Alger All-Cap Growth  Portfolio,  and the AST Cohen &
Steers Realty Portfolio) may purchase  securities on a when-issued,  delayed-delivery  or forward  commitment basis.  These transactions  generally  involve the purchase of a security  with  payment and  delivery due at some time in the future.  A
Portfolio does not earn interest on such  securities  until  settlement and bears the risk of market value  fluctuations in between  the  purchase  and  settlement  dates.  If the seller  fails to  complete  the sale,  the  Portfolio  may lose the opportunity  to obtain a  favorable  price and yield.  While the  Portfolios  will  generally  engage in such  when-issued, delayed-delivery  and forward  commitment  transactions with the intent of actually  acquiring the securities,  a Portfolio may sometimes sell such a security prior to the settlement date.

         Certain  Portfolios may also sell securities on a  delayed-delivery  or forward commitment basis. If the Portfolio does so, it will not  participate  in future  gains or losses on the  security.  If the other  party to such a  transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines  adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid  securities.  Illiquid  securities are those that,  because of the absence of a readily available market or due to legal or  contractual  restrictions  on resale,  cannot be sold within seven days in the ordinary  course of business at approximately  the amount at which the Portfolio has valued the  investment.  Therefore,  a Portfolio may find it difficult to sell illiquid  securities at the time considered most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would  otherwise be considered  illiquid  because of legal  restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the  Securities Act of 1933.  These
Rule  144A  securities,  and  well as  commercial  paper  that is sold in  private  placements  under  Section  4(2) of the
Securities Act, may be deemed liquid by the  Portfolio's  Sub-advisor  under the guidelines  adopted by the Trustees of the
Trust.  However,  the liquidity of a Portfolio's  investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Portfolio may enter into  repurchase  agreements.  Repurchase  agreements are agreements by which a Portfolio purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase  the security at an agreed upon price and date.  The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated to the coupon rate on the purchased  security.  Repurchase  agreements  must be fully  collateralized  and can be entered into only with  well-established  banks and  broker-dealers  that have been deemed  creditworthy by the Sub-advisor.  Repurchase transactions are intended to be short-term  transactions,  usually with the seller repurchasing the securities within seven days.  Repurchase  agreements  that  mature  in more  than  seven  days are  subject  to a  Portfolio's  limit on  illiquid securities.

         A Portfolio  that enters into a repurchase  agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented  from  disposing of the  collateral.  A Portfolio also might incur a loss if the value of the collateral  declines,  and it might incur costs in selling the collateral or asserting its legal rights under the  agreement.  If a defaulting  seller filed for bankruptcy or became  insolvent,  disposition of collateral might be delayed pending court action.

         The AST Neuberger  Berman Mid-Cap  Growth  Portfolio will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain  Portfolios  (specifically,  the AST William Blair  International  Growth Portfolio,  the AST State Street
Research  Small-Cap  Growth  Portfolio,  the AST Goldman Sachs Mid-Cap Growth  Portfolio,  the AST Neuberger Berman Mid-Cap
Growth  Portfolio,  the AST Neuberger Berman Mid-Cap Value  Portfolio,  the AST Marsico Capital Growth  Portfolio,  the AST
Goldman Sachs  Concentrated  Growth  Portfolio,  AST PIMCO Total Return Bond Portfolio,  and the AST PIMCO Limited Maturity
Bond  Portfolio) may enter into reverse  repurchase  agreements.  In a reverse  repurchase  agreement,  a Portfolio sells a portfolio  instrument and agrees to repurchase it at an agreed upon date and price,  which  reflects an effective  interest rate.  It may  also be  viewed  as a  borrowing  of  money  by the  Portfolio  and,  like  borrowing  money,  may  increase fluctuations in a Portfolio's share price. When entering into a reverse  repurchase  agreement,  a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each  Portfolio may borrow money from banks or  broker/dealers.  Each  Portfolio's  borrowings are limited so that immediately  after such borrowing the value of the Portfolio's  assets  (including  borrowings)  less its liabilities  (not including  borrowings)  is at least three times the amount of the  borrowings.  Should a  Portfolio,  for any reason,  have borrowings  that do not meet the above test,  such Portfolio  must reduce such  borrowings so as to meet the necessary test within three business days.  Certain  Portfolios  (the AST Gabelli  Small-Cap  Value  Portfolio,  the AST Neuberger  Berman
Mid-Cap  Growth  Portfolio,  and the AST  Neuberger  Berman  Mid-Cap Value  Portfolio)  will not purchase  securities  when outstanding  borrowings  are greater than 5% of the  Portfolio's  total assets.  If a Portfolio  borrows  money,  its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each  Portfolio  may  lend  securities  with a value  of up to 33  1/3% of its  total  assets  to  broker-dealers, institutional  investors,  or others  (collectively,  a "Borrower") for the purpose of realizing additional income.  Voting rights on loaned  securities  typically pass to the borrower,  although a Portfolio has the right to terminate a securities loan,  usually within three business  days, in order to vote on  significant  matters or for other reasons.  All securities loans will be  collateralized  by cash or securities  issued or guaranteed by the U.S.  Government or its agencies at least equal in value to the market value of the loaned  securities.  Any cash  collateral  received by a Portfolio in  connection with such loans  normally will be invested in short-term  instruments,  which may not be  immediately  liquid under certain circumstances.  Any losses  resulting from the investment of cash collateral would be borne by the lending  Portfolio.  The
Portfolio  could  also  suffer a loss  where the value of the  collateral  falls  below the  market  value of the  borrowed securities,  in the event of a Borrower's  default.  These events could trigger  adverse tax  consequences  to a Portfolio.
Lending  securities  involves certain other risks,  including the risk that the Portfolio will be delayed or prevented from recovering  the  collateral  if the  borrower  fails to timely  return a loaned  security  and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market mutual funds so that the  Sub-advisors for the various
Portfolios  can "sweep"  excess cash  balances of the  Portfolios  to those funds for  temporary  investment  purposes.  In addition,  certain  Sub-advisors  may invest Portfolio assets in money market funds that they advise or in other investment companies.  Mutual funds pay their own operating expenses,  including  investment  management fees, and the Portfolios,  as shareholders in these mutual funds, will indirectly pay their proportionate share of such funds' expenses.

EXCHANGE-TRADED FUNDS (ETFs):

         ETFs are a type of  investment  company  bought  and sold on a  securities  exchange.  An ETF  represents  a fixed portfolio  of  securities  designed  to track a  particular  market  index.  Consistent  with their  respective  investment objectives and when otherwise  permissible,  the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign  market  while  awaiting  purchase of  underlying  securities.  The risks of owning an ETF generally reflect the risks of owning the underlying  securities they are designed to track,  although lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

         The AST William Blair  International  Growth Portfolio,  the AST State Street Research Small-Cap Growth Portfolio,
the AST Goldman Sachs  Small-Cap Value  Portfolio,  the AST Goldman Sachs Mid-Cap Growth  Portfolio,  the AST Goldman Sachs
Concentrated  Growth  Portfolio,  the AST American  Century Income & Growth  Portfolio,  the AST Hotchkis & Wiley Large-Cap
Value  Portfolio,  the AST PIMCO Total Return Bond Portfolio,  and the AST PIMCO Limited Maturity Bond Portfolio make short sales  "against the box." A short sale against the box involves  selling a security  that the  Portfolio  owns,  or has the right to obtain without  additional  costs,  for delivery at a specified  date in the future.  A Portfolio may make a short sale against the box to hedge against  anticipated  declines in the market price of a portfolio  security.  If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

         Certain  Portfolios may participate in the initial public offering ("IPO") market,  and a portion of a Portfolio's returns may be attributable to Portfolio  investments in IPOs.  There is no guarantee that as a Portfolio's  assets grow it will be able to experience  significant  improvement in performance by investing in IPOs. A Portfolio's  purchase of shares issued as part of, or a short period after,  companies'  IPOs,  exposes it to the risks associated with companies that have little operating history as public  companies,  as well as to the risks inherent in those sectors of the market where these new  issuers  operate.  The market for IPO issuers has been  volatile,  and share  prices of  newly-public  companies  have fluctuated in significant amounts over short periods of time.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Managers
American Skandia Investment Services, Incorporated                     Prudential Investments LLC
One Corporate Drive                                                    Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484                                             Newark, NJ  07102

Sub-Advisors
American Century Investment Management, Inc.
Cohen & Steers Capital Management, Inc.
Deutsche Asset Management, Inc.
Fred Alger Management, Inc.
GAMCO Investors, Inc.
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management, LLC
Marsico Capital Management, LLC
Massachusetts Financial Services Company
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
State Street Research and Management Company
William Blair & Company L.L.C.

Custodians
PFPC Trust Company                                                     JP Morgan Chase Bank
400 Bellevue Parkway                                                   4 MetroTech Center
Wilmington, DE 19809                                                   Brooklyn, NY 11245

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
KPMG LLP
757 Third Avenue
New York, NY 10017

Legal Counsel
Shea & Gardner
1800 Massachusetts Ave, N.W.
Washington, D.C. 20036

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One
Corporate Drive, Shelton, Connecticut 06484.

         Additional  information  about the  Portfolios  is included in a Statement  of  Additional  Information,  which is incorporated by reference into this Prospectus.  Additional  information about the Portfolios'  investments is available in the annual and semi-annual  reports to holders of variable annuity contracts and variable life insurance  policies.  In the annual reports, you will find a discussion of the market conditions and investment  strategies that significantly  affected each Portfolio's  performance  during its last fiscal year. The Statement of Additional  Information and additional  copies of annual and semi-annual reports are available without charge by calling the above number.

         Delivery of Prospectus and other Documents to Households.  To lower costs and eliminate  duplicate  documents sent to your address,  the Trust, in accordance with  applicable  laws and  regulations,  may begin mailing only one copy of the
Trust's prospectus,  prospectus  supplements,  annual and semi-annual reports, proxy statements and information statements, or any other  required  documents to your address even if more than one  shareholder  lives there.  If you have  previously consented to have any of these  documents  delivered to multiple  investors  at a shared  address,  as required by law, and wish to revoke this consent or otherwise  would prefer to continue to receive your own copy, you should call  1-800-SKANDIA or write to "American  Skandia Trust, c/o American Skandia Life Assurance  Corporation." at P.O. Box 7038,  Bridgeport,  CT
06601-9642.  The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

         The  information in the Trust's  filings with the Securities and Exchange  Commission  (including the Statement of
Additional  Information) is available from the  Commission.  Copies of this  information  may be obtained,  upon payment of duplicating  fees,  by  electronic  request  to  publicinfo@sec.gov  or by  writing  the  Public  Reference  Section of the
                                                 --------------------
Commission,  Washington,  D.C.  20549-0102.  The  information  can also be reviewed and copied at the  Commission's  Public
Reference Room in  Washington,  D.C.  Information on the operation of the Public  Reference Room may be obtained by calling the  Commission  at  1-202-942-8090.  Finally,  information  about the Trust is  available  on the  EDGAR  database  on the
Commission's Internet site at http://www.sec.gov.
                              -------------------

Investment Company Act File No. 811-5186